Registration No. 333-219598
File No. 811-23277
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PreEffective Amendment No. __	□
PostEffective Amendment No. 3	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 4	☒
OFI SteelPath Series Trust
(Exact Name of Registrant as Specified in Charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of Principal Executive Offices) (Zip Code)
(303) 768-3200
(Registrant’s Telephone Number, including Area Code)
Cynthia Lo Bessette, Esq.
OFI Global Asset Management, Inc.
225 Liberty Street, New York, New York 10281-1008
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
□ immediately upon filing pursuant to paragraph (b)
☒ on February 14, 2019 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on                                      pursuant to paragraph (a)(1)
□ 75 days after filing pursuant to paragraph (a)(2)
□ on                                      pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
□ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

OFI Pictet Global Environmental Solutions Fund	Oppenheimer Main Street Fund®/VA
Oppenheimer Capital Appreciation Fund	Oppenheimer Main Street Mid Cap Fund®
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Small Cap Fund®
Oppenheimer Capital Income Fund	Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Mid Cap Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Portfolio Series: Conservative Investor Fund
Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Portfolio Series: Equity Investor Fund
Oppenheimer Dividend Opportunity Fund	Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Emerging Markets Innovators Fund	Oppenheimer Preferred Securities and Income Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Real Estate Fund
Oppenheimer Emerging Markets Revenue ETF	Oppenheimer Rising Dividends Fund
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF	Oppenheimer Rochester® AMT-Free Municipal Fund
Oppenheimer Equity Income Fund	Oppenheimer Rochester® AMT-Free New York Municipal Fund
Oppenheimer ESG Revenue ETF	Oppenheimer Rochester® California Municipal Fund
Oppenheimer Fundamental Alternatives Fund	Oppenheimer Rochester® Fund Municipals
Oppenheimer Global Allocation Fund	Oppenheimer Rochester® High Yield Municipal Fund
Oppenheimer Global ESG Revenue ETF	Oppenheimer Rochester® Limited Term California Municipal Fund
Oppenheimer Global Focus Fund	Oppenheimer Rochester® Limited Term New York Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester® New Jersey Municipal Fund
Oppenheimer Global Fund/VA	Oppenheimer Rochester® Pennsylvania Municipal Fund
Oppenheimer Global High Yield Fund	Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Global Multi-Asset Growth Fund	Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Global Multi-Asset Income Fund	Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Global Opportunities Fund	Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Global Revenue ETF	Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Global Strategic Income Fund	Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Global Unconstrained Bond Fund	Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer Gold & Special Minerals Fund	Oppenheimer S&P 500 Revenue ETF
Oppenheimer Government Cash Reserves	Oppenheimer S&P Financials Revenue ETF
Oppenheimer Government Money Fund/VA	Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer Government Money Market Fund	Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer Institutional Government Money Market Fund	Oppenheimer S&P Ultra Dividend Revenue ETF
Oppenheimer Senior Floating Rate Fund
Oppenheimer Intermediate Income Fund Oppenheimer Intermediate Term Municipal Fund	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer International Bond Fund	Oppenheimer Short Term Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Small Cap Value Fund
Oppenheimer International Equity Fund	Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer International Growth Fund	Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer International Growth Fund/VA	Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer International Revenue ETF	Oppenheimer SteelPath MLP Income Fund
Oppenheimer International Small-Mid Company Fund	Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer International Ultra Dividend Revenue ETF	Oppenheimer SteelPath Panoramic Fund
Oppenheimer Limited-Term Bond Fund	Oppenheimer Total Return Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Total Return Bond Fund/VA
Oppenheimer Macquarie Global Infrastructure Fund	Oppenheimer Ultra-Short Duration Fund
Oppenheimer Main Street All Cap Fund®	Oppenheimer Value Fund
Oppenheimer Main Street Fund®

Supplement dated January 18, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s) except as indicated immediately below.

This supplement supersedes the supplement dated January 14, 2019 (the “January 14th Supplement”) and is intended to delete entirely the last paragraph of the January 14th Supplement regarding the anticipation that the Funds will close to new investors as soon as practicable following shareholder approval.

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date. Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs, a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts’ Boards of Trustees considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, each Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

January 18, 2019	PS0000.201

Oppenheimer
SteelPath MLP & Energy Infrastructure Fund

Prospectus dated February 14, 2019
Oppenheimer SteelPath MLP & Energy Infrastructure Fund is a mutual fund that seeks total return by investing in master limited partnership investments and the securities of energy infrastructure companies.
This prospectus contains important information about the Fund’s objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.
NYSE Ticker Symbols
Class A	OMLPX
Class C	OMLCX
Class Y	OMLYX
Class I	OMLIX
Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved the Fund’s securities nor have they determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents
The Fund Summary
1	Investment Objective
1	Fees and Expenses of the Fund
1	Principal Investment Strategies
2	Principal Risks
7	The Fund’s Past Performance
7	Investment Adviser
7	Portfolio Managers
7	Purchase and Sale of Fund Shares
8	Taxes
8	Payments to Broker-Dealers and Other Financial Intermediaries
More About The Fund
9	About the Fund’s Investments
26	How the Fund is Managed
More About Your Account
28	About Your Account
28	Choosing a Share Class
29	The Price of Fund Shares
36	How to Buy, Sell and Exchange Shares
42	Dividends, Capital Gains and Taxes
44	Financial Highlights
Appendix
49	Special Sales Charge Arrangements and Waivers
To Summary Prospectus

The Fund Summary
Investment Objective. The Fund seeks total return.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts and sales charge waivers is available from your financial professional and in the section “About Your Account” beginning on page 28 of the prospectus, in the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers” and in the section “How to Buy Shares” beginning on page 60 in the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
...
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
...
Other Expenses	2.24%	2.79%	1.11%	0.62%
...
Total Annual Fund Operating Expenses	3.34%	4.64%	1.96%	1.47%
...
Fee Waiver and/or Expense Reimbursement[2]	(1.97)%	(2.52)%	(0.84)%	(0.54)%
...
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%	2.12%	1.12%	0.93%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.37% for Class A shares, 2.12% for Class C shares, 1.12% for Class Y shares and 0.93% for Class I shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:
	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$707	$1,382	$2,079	$3,925	$707	$1,382	$2,079	$3,925
...
Class C	$317	$1,198	$2,185	$4,685	$217	$1,198	$2,185	$4,685
...
Class Y	$115	$539	$988	$2,238	$115	$539	$988	$2,238
...
Class I	$95	$414	$757	$1,723	$95	$414	$757	$1,723
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments and securities issued by energy infrastructure companies. The Fund will invest primarily in MLP investments and securities issued by energy infrastructure companies that operate or own, directly or indirectly, energy infrastructure assets, including, but not
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	1

limited to, assets that are used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity; or that provide energy-related equipment or services. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; and private investments in public equities (“PIPEs”) issued by MLPs. The Fund may invest in MLP investments and securities issued by energy infrastructure companies of all market capitalization ranges.
The Fund generally focuses on midstream MLP investments, which are MLP investments that primarily derive their revenue from companies engaged in the gathering, processing, transporting, terminalling, storing, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or other hydrocarbons. While the Fund intends to focus on midstream MLP investments, it also may invest in upstream MLP investments, which are MLP investments that primarily derive their revenue from businesses engaging in or supporting the acquisition, exploration and development or extraction of crude oil, condensate, natural gas, natural gas liquids, or other hydrocarbons; and may invest in downstream MLP investments, which are MLP investments engaging in the processing, treating, or refining of crude oil, natural gas liquids or other hydrocarbons.
For purposes of its 80% investment policy, the Fund will consider a company to be an energy infrastructure company if at least 50% of its non-cash assets are energy infrastructure related assets or if at least 50% of its gross income or net profits are derived, directly or indirectly, from energy infrastructure related assets or activities.
The Fund may invest in all types of equity securities, including: common, preferred, and subordinated units representing limited partnership interests in MLPs; general partner interests in MLPs; common stock of energy infrastructure companies, as well as preferred and convertible securities and rights and warrants of MLPs and energy infrastructure companies. The Fund’s investments in the securities of MLPs that are treated as qualified publicly traded partnerships (“QPTPs”) for U.S. federal income tax purposes, and certain other investments that may be treated as QPTPs for U.S. federal income tax purposes, will not exceed 25% of total assets.
The Fund may invest in all types of fixed-income securities of any maturity or duration, including securities rated investment-grade or below investment grade (commonly referred to as “junk bonds”), or that may be unrated. The Fund’s fixed-income investments that meet the criteria described above with respect to MLP investments and securities issued by energy infrastructure companies will be included for purposes of the Fund’s 80% investment policy. However, the Fund’s overall investments in fixed-income securities will not exceed 20% of its total assets. The Fund may invest up to 40% of its total assets in foreign securities, which may include securities of issuers in developing and emerging markets. The Fund may buy securities of issuers of any size and any market capitalization range. The Fund is non-diversified, which means that it may invest in a limited number of issuers. The Fund will, under normal circumstances, concentrate in the group of industries that comprise the energy sector.
The Manager relies on its disciplined investment process in determining investment selection and weightings. This process includes a comparison of quantitative and qualitative value factors that are developed through the Manager’s proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Manager generally will perform a detailed fundamental analysis of the underlying businesses owned and operated by potential MLPs and energy infrastructure companies. The Manager seeks to invest in MLPs and energy infrastructure companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy, a respected management team and which are not overly exposed to changes in commodity prices. The Manager will sell investments if it determines that any of the above-mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may fall due to adverse changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
Risks Related to Energy Companies. The volatility of energy commodity prices and changes in energy supply and/or demand, all of which can occur swiftly and unpredictably for a variety of reasons, can negatively affect the financial performance of energy companies. To varying degrees, energy companies across the energy value chain may be adversely affected—directly or indirectly—by the following factors:
■	commodity price volatility;
■	changes in the volume of commodities extracted, transported, processed, stored, distributed or consumed;
■	reduced demand for crude oil, natural gas, petroleum products, or other energy commodities available for transporting, processing, storing, distributing or consumption; slowdowns in new construction and new acquisitions, which can limit the growth potential of energy companies;
■	depletion of natural gas reserves or other commodities, if not replaced;
2	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

■	natural phenomena such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes, wind and other extreme weather and environmental hazards;
■	actual and threatened terrorist attacks, including breaches of cybersecurity;
■	volatile financial markets and economic conditions, including rising interest rates and increases in the cost of capital; and
■	operational issues, including but not limited to, equipment failure, structural, maintenance and safety problems, resource constraints and dependence on certain fuel sources.
Energy companies are subject to stringent federal, state and local environmental laws and regulations as well as international treaties and foreign governmental authorities, subjecting them to changes in regulations and other standards imposed by such jurisdictions. Changes in the laws, regulations or related interpretations relating to the operations and compliance requirements of energy companies could increase their expenses, reduce their cash distributions, negatively impact the value of their securities, or otherwise impact their ability to implement business strategies. Consequently, energy companies may at times have to make significant capital and other expenditures to comply with these laws and regulations, with no assurance of recovering related costs. Failure to comply with such laws and regulations can result in the imposition of costly fines or other sanctions that negatively impact energy companies’ operations and profitability.
Risks of Master Limited Partnerships. Investments in securities of master limited partnerships (“MLPs”) are subject to all the risks of investments in common stock, in addition to risks related to the following: a common unit holder’s limited control and limited rights to vote on matters affecting the MLP; potential conflicts of interest between the MLP and the MLP’s general partner; cash flow; dilution; and the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP’s general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding MLP common units. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services. Due to the heavy state and federal regulations that an MLP’s assets may be subject to, an MLP’s profitability could be adversely impacted by changes in the regulatory environment.
MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses regardless of whether it receives a cash distribution from the MLP. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in the MLP being required to pay federal income tax (as well as state and local income taxes) on its taxable income. This could have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy.
MLP Debt Securities Risks. MLP debt securities, including bonds and debentures, are subject to all the risks of investments in fixed income securities of other issuers, in addition to the risks of the MLPs.
Risks of Energy Infrastructure and Energy-Related Assets or Activities. Energy infrastructure MLPs are subject to risks specific to the energy and energy-related industries, including, but not limited to: fluctuations in commodity prices may impact the volume of energy commodities transported, processed, stored or distributed; reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an MLP; slowdowns in new construction and acquisitions can limit growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time, could adversely affect MLP revenues and cash flows; depletion of natural gas reserves or other commodities, if not replaced, could impact an MLP’s ability to make distributions; changes in the regulatory environment could adversely affect the profitability of MLPs; extreme weather and environmental hazards could impact the value of MLP securities; rising interest rates could result in higher costs of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets could impact the market for MLPs.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	3

Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as “illiquid” investments. If it is required to sell investments quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.
Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.
Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies’ securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.
Risks of Growth Investing. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a fund’s securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of “value” companies may underperform the securities of “growth” companies.
4	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Concentration Risk. Concentration risk is the risk that the Fund’s investments in the securities of companies in one industry or market sector will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.
Because the Fund invests primarily in securities of issuers in the energy sector and its underlying industries, it could experience greater volatility or may perform poorly during a downturn in that industry or sector because it is more susceptible to the economic, environmental and regulatory risks associated with that industry or sector than a Fund that invests more broadly.
Risks of Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.
Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by general market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable capital gain distributions to shareholders, if applicable. As of the date of this prospectus, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	5

Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.
Eurozone Investment Risks. Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets. Additionally, the United Kingdom’s intended departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.
Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return over the long-term primarily from equity securities of companies that are expected to benefit, either directly or indirectly, from the changing dynamics, catalysts and opportunities in the energy sector. Those investors should be willing to assume the risks of short-term share price fluctuations that can be associated with a fund focusing on the energy sector through investing in U.S. equity securities and, to a lesser extent, foreign equity securities, U.S. and foreign debt securities, MLPs, and derivative investments.

6	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Sales charges and taxes are not reflected in the bar chart and if those charges were included, returns would be less than those shown. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/SteelpathMlpEnergyInfrastructureFund
Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 13.83% (2nd Qtr 18) and the lowest return for a calendar quarter was -18.26% (4th Qtr 18). For the period from January 1, 2018 to December 31, 2018 the return before sales charges and taxes was -15.63%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years (or life of class if less)
Class A Shares (inception 11/06/17)
Return Before Taxes	(20.48)%	(15.55)%
Return After Taxes on Distributions	(21.85)%	(16.87)%
Return After Taxes on Distributions and Sale of Fund Shares	(12.02)%	(12.23)%
...
Class C Shares (inception 11/06/2017)	(17.10)%	(11.76)%
...
Class Y Shares (inception 11/06/2017)	(15.54)%	(11.00)%
...
Class I Shares (inception 11/06/2017)	(15.26)%	(10.72)%
...
Alerian MLP Total Return Index	(12.42)%	(9.67%)*
(reflects no deduction for fees, expenses, or taxes)
...
S&P 500 Index	(4.38)%	(0.87%)*
(reflects no deduction for fees, expenses, or taxes)
*	From 11/06/2017

Investment Adviser. OFI SteelPath, Inc. (the “Manager”) is the Fund’s investment adviser.
Portfolio Managers. Stuart Cartner and Robert (Bob) Coble have each been a Vice President and a portfolio manager of the Fund since its inception (November 6, 2017).
Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment is waived for retirement plan and health savings account service provider platforms (jointly, “service provider platforms”).
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Shares may be purchased and redeemed on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail at the address on the back cover, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.
Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.
Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

More About The Fund
About the Fund’s Investments
The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund’s investment policies and risks.
The Fund’s Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.
Energy Company Risks. To varying degrees, companies across the energy value chain may be negatively affected—directly or indirectly—by energy commodity price volatility and changes in supply and/or demand, including the changes in the volume of commodities extracted, transported, processed or consumed. Energy company risks may occur swiftly and unpredictably. Factors that could lead to a decrease in market demand include a recession or other adverse market conditions, and increase in the market price of the underlying commodity, higher taxes, or other regulatory actions that increase costs, or a shift in the consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels. Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting crude oil and natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.
Future natural gas, natural gas liquids and crude oil production are highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This is particularly true for new areas of exploration and development, such as in North American crude oil and natural gas reservoirs, including shale. Energy companies’ estimates of proven reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent engineers. Because the calculation of those estimates requires subjective estimates of underground accumulations and assumptions about future prices, production levels, and operating and development costs, those estimates and assumptions may prove to be inaccurate, resulting in estimates of proved reserves, projections of future production rates, and the timing of related expenditures potentially being likewise proven to be inaccurate. Any material negative inaccuracies in these estimates or underlying assumptions may materially lower the value of upstream energy companies. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time, and a significant slowdown in the identification or availability of reasonably priced and accessible proven reserves for these companies could adversely affect their business. Some energy companies are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact their operations and other aspects of their business, including ultimately, profitability.
Energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy industry could reduce the growth rate of cash flows provided by energy companies that grow through acquisitions.
The profitability of energy companies could be adversely affected by changes in the regulatory environment. Many energy companies’ assets are heavily regulated by federal, state and local governments in diverse matters, such as the way in which certain assets are constructed, maintained and operated and the prices companies may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an energy company’s process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure energy companies may face.
Natural phenomena such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes, wind and other extreme weather and environmental hazards are inherent risks that can adversely impact energy companies. Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund’s portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy industry.
When global financial markets and economic conditions are volatile, the cost and ability to raise capital in the financial markets may be adversely impacted. As a result, energy companies may be unable to obtain new financing on acceptable terms, and thus may not be able to meet certain obligations, execute business strategies, or remain competitive, all of which could have a negative impact on their revenues and operations. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit
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growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities. Rising interest rates can also drive investors into other investment opportunities.
Actual and threatened terrorist attacks, such as the September 11, 2001 terrorist attacks in New York, can adversely impact energy companies and disrupt the markets in which they trade. Such events, which can also include breaches of cyber security, can lead to short-term market volatility and adversely impact energy companies and the markets in which they trade longer-term. Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and crude oil and could affect the market for energy companies, their products and the markets they trade in.
Energy companies are also subject to risks related to their operations, including but not limited to, equipment failure, structural, maintenance and safety problems, resource constraints, dependence on certain fuel sources, shortages and inefficiencies and lack of capital, which in turn can have a material adverse effect on the company’s business, financial condition, operations and cash flows. Breakdown or failure of an energy company’s operating assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or in the company incurring a liability for liquidated damages. Because of these operating risks and other potential hazards, energy companies may be exposed to significant liabilities for which they may not have adequate insurance coverage.
Regulatory Risks of Energy Companies. Energy companies are subject to stringent federal, state and local environmental laws and regulations as well as international treaties and foreign governmental authorities. Changes in the laws, regulations or related interpretations relating to the operations and compliance requirements of energy companies could increase their expenses, reduce their cash distributions, negatively impact the value of their securities, or otherwise impact their ability to implement business strategies. Energy companies can be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards imposed by such jurisdictions. They often have to make significant capital and other expenditures to comply with these laws and regulations, with no assurance that they can recover any of the related costs. Failure to comply with such laws and regulations can result in the imposition of costly fines or other sanctions. Regulation exists with respect to multiple aspects of their operations, including but not limited to, the following: reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices energy companies may charge for the crude oil and natural gas produced or transported under federal and state leases and for other products and services.
Various governmental authorities have the power to enforce compliance both with these regulations and permits issued pursuant to them, and violators may be subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies may be enacted in the future, which would increase compliance costs and adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.
Energy Infrastructure and Energy-Related Assets or Activities. Energy infrastructure companies are subject to risks specific to the energy and energy-related industry. Risks inherent in the energy infrastructure business of MLPs include, but are not limited to, the following:
■	Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. High quality MLPs are more able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.
■	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.
■	A decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
10	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

■	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.
■	Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.
■	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows provided by MLPs that grow through acquisitions.
■	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.
■	Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund’s portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.
■	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.
■	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.
Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.
Risks of Investing in Master Limited Partnerships. Investments in securities of MLPs involve risks that are in addition to investments in equity. Such risks may include, but are not limited to:
■	Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.
■	MLPs are controlled by their general partners, which may be subject to conflicts of interest. General Partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests.
■	General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.
■	MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including the Fund’s ownership interest.
■	Because MLPs pay out most of their operating cash flows, they rely on capital markets for access to equity and debt financing to fund growth projects and acquisitions. If market conditions limit an MLP’s access to capital markets, the MLP’s distribution growth prospects could be at risk. MLPs may also face increased costs of capital, and at times may have significant interest costs and other debt burdens. Covenants and other restrictions imposed by an MLP’s lenders may limit its growth.
■	The Fund may derive a substantial portion of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to investors may depend, to some extent, on the ability of the MLPs that the Fund owns to make distributions to its partners and the tax character of those distributions. Neither the Fund nor its investment manager has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	11

affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Tax Risks of Master Limited Partnerships
■	MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, regardless of whether it receives a cash distribution from the MLP. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP.
■	The ability of the Fund’s MLP investments to contribute toward meeting the Fund’s investment objective will depend on the level of taxable income, dividends and distributions the Fund receives from the MLPs and other securities of companies in which it invests. The tax benefit the Fund is expected to derive from an investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s underlying asset mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the applicable federal corporate tax rate (as well as state and local income taxes). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could adversely affect the contribution of the Fund’s MLP investments toward meeting the Fund’s investment objective and would reduce the amount of cash available to pay or distribute to the Fund.
■	The tax treatment of MLPs could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain MLPs and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of the Fund. In addition, federal tax incentives are widely used by oil, gas and coal companies. If those incentives were reduced or eliminated, or if new fees were imposed on certain energy producers, MLPs and other natural resources sector companies in which the Fund invests, and/or the natural resources sector generally, could be adversely affected.
■	The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current taxable income.
■	To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
■	Due to the timing of MLP K-1 reporting, it is likely that the Fund will need to provide revised Form 1099s. Estimates used in the Fund’s tax calculations incorporate the best available information to try to minimize the need for revised tax reporting, but those estimates are typically based on an MLP’s prior year’s information and may vary significantly from the actual information reported on the MLP K-1s after the end of the calendar year.
MLP Issuer Risk. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
Regulatory Risks of MLPs. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in the MLP itself being treated as a corporation for U.S. federal income tax purposes. This could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution or the value of the Fund’s investment. Due to the heavy state and federal regulations that an MLP’s assets may be subject to, an MLP’s profitability could be adversely affected by changes in the regulatory environment.
MLP Affiliates. The Fund may invest in the securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests that are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP securities through market transactions, but may also do so through direct placements. The Fund may also invest in MLP I-Shares, which represent an indirect ownership
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interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.
Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities.
The value of the Fund’s portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of equity securities generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry) their share values may fluctuate more in response to events affecting the market for that type of security.
■	Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.
■	Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, which may cause the price of preferred stock to decline.
■	Warrants are options to purchase equity securities at specific prices that are valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and can be more volatile than the price of the underlying securities. If the market price of the underlying security does not exceed the exercise price during the life of the warrant, the warrant will expire worthless and any amount paid for the warrant will be lost. The market for warrants may be very limited and it may be difficult to sell a warrant promptly at an acceptable price. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
■	Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. The conversion feature of convertible securities generally causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. The market value of a convertible security reflects both its “investment value,” which is its expected income potential, and its “conversion value,” which is its anticipated market value if it were converted. If its conversion value exceeds its investment value, the security will generally behave more like an equity security, in which case its price will tend to fluctuate with the price of the underlying common stock or other security. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, in which case the security’s price will likely increase when interest rates fall and decrease when interest rates rise. Convertible securities may offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. However, credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.
Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of
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trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.
The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the securities market changes, the Fund’s definition of what is a “small-cap,” “mid-cap” or “large-cap” company may change over time as well. After the Fund buys the security of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased beyond the Fund’s capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.
When the Fund invests in smaller company securities that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of the Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.
Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies generally tend to invest a large part of their earnings into research, development or capital assets. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.
Risks of Growth Investing. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
Value Investing. Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company’s current or potential worth.
Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of “value” companies may underperform the securities of “growth” companies.
RIC Compliance Risk. The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code. To maintain the Fund’s qualification for federal income tax purposes as a RIC, which allows the Fund to avoid paying taxes at regular corporate rates on its income, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). The resulting increase to the Fund’s expenses would reduce its performance and its income available for distribution to shareholders. Compliance with the asset diversification test applicable to RICs presents challenges and will require careful, ongoing monitoring. If
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market valuations cause asset diversification to exceed RIC limitations, incremental investment opportunities will be limited until the Fund is in compliance. The Fund’s relatively small number of holdings, coupled with its potential investments in MLPs, may present unusual challenges in qualifying each year as a RIC.
Distribution Policy Risk. The Fund’s dividend distribution policy is intended to provide investors with a dividend distribution rate similar to owning MLPs directly. Under the policy, the Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the dividends paid in excess of distributions received could erode the Fund’s net asset value. The Manager seeks to generate positive investment returns (net of fund expenses) to offset the effect of dividends paid in excess of distributions from underlying investments. The Fund tactically employs cash to seek to take advantage of market opportunities, which, if successfully implemented, may offset or exceed the net asset value impact of paying dividends as if the Fund had been fully invested and held no cash. There is no guarantee that investment returns and the tactical deployment of cash will produce such a result, however, and the tactical use of cash causes the Fund’s assets to be less fully invested than would otherwise be the case. There is also the risk that a decline in the financial markets, particularly the energy and related industry markets, could reduce investment return and that the assumptions underlying the estimates of cash flows from portfolio holdings could be inaccurate. As such, the Fund’s tendency to pay a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.
Due to the tax characterization of distributions made by MLPs, the Fund anticipates that a significant portion of its distributions may constitute a return of capital for U.S. federal income tax purposes. No assurance can be given as to whether or to what extent the Fund’s distributions will be characterized as dividend income or as a return of capital, and the character of distributions may vary from year to year. In general, a distribution will constitute a return of capital, rather than a dividend, to the extent it exceeds the Fund’s current and accumulated earnings and profits. Return of capital reduces a shareholder’s adjusted cost basis in the Fund’s shares. This, in turn, affects the amount of any capital gain or loss realized by the shareholder upon selling the Fund’s shares and is not currently subject to tax unless the shareholder’s adjusted cost basis has been reduced to zero. Once a shareholder’s adjusted cost basis has been reduced to zero, return of capital will be treated as capital gains. A return of capital does not reflect positive investment performance.
Liquidity Risk. In certain situations, it may be difficult or impossible to value or sell promptly an investment at an acceptable price. This risk can be ongoing for any security that has a limited trading market or does not trade in large volumes. In addition, it may be difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when it is desirable to sell. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities. This also may affect adversely the Fund’s ability to make dividend distributions to you. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk.
Concentration Risk. Concentration risk is the risk that the Fund’s investments in the securities of companies in one industry or market sector will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.
Risks of Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer or limited number of issuers than a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer or limited number of issuers, the Fund is more subject to the risks associated with and developments affecting that issuer or limited number of issuers than a fund that invests more widely.
Debt Securities. The Fund may invest in debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; or foreign sovereigns; and foreign and domestic corporate bonds, notes and debentures. The Fund may select debt securities for their income possibilities, capital appreciation or to help cushion fluctuations in the value of its portfolio. Debt securities may be subject to the following risks:
■	Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. Additionally, when interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise and the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
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■	Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.
■	Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer’s securities.
■	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.
■	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, prepayments on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
■	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
■	Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
■	Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or the realization of capital gain allocated to shareholders, if applicable. Similarly, the prices of the Fund’s holdings could be adversely affected if an investment account managed similarly to the Fund was to experience significant redemptions and that account was required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as a result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows, as well as other adverse market and economic developments. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
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Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.
Following the financial crisis, the Federal Reserve sought to stabilize the economy by keeping the federal funds rate near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing.” As the Federal Reserve has completed the tapering of its securities purchases pursuant to quantitative easing, it has recently raised interest rates on multiple occasions, and continues to consider future raises to the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.
In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.
Credit Quality. The Fund can invest in securities that are rated or unrated. “Investment-grade” securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody’s Investors Service (“Moody’s”) or S&P Global Ratings (“S&P”) (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). “Below-investment-grade” securities are those that are rated below those categories, which are also referred to as “junk bonds.” While securities rated within the fourth highest category by S&P (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade,” they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an appendix to the Statement of Additional Information.
Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.
In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.
A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.
Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) generally have higher yields than investment-grade securities but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. These
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additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of below-investment-grade securities. The major risks of below-investment-grade securities include:
■	Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of investment-grade securities.
■	Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of investment-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of the holders of below-investment-grade securities.
■	Below-investment-grade securities may be less liquid than investment-grade securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
■	Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.
■	Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than investment-grade securities.
Foreign Investing. The Fund may buy stocks, other equity securities and debt securities of issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depository Receipts (“ADRs”) or similar depository arrangements. The Fund also can invest in emerging markets, which have greater risks than developed markets. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.
Risks of Foreign Investing. Securities traded in foreign markets often involve special risks not present in U.S. investments that can increase the chances the Fund will lose money. Additional information regarding certain of the risks associated with foreign investing is provided below.
■	Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities and more difficult to price. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund’s expense ratio.
■	Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.
■	Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company’s operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. There may be less government regulation of foreign issuers, exchanges and brokers than in the United States. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund’s investment. The value of the Fund’s foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.
■	Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls. Foreign currency exchange transactions may impose additional costs on the Fund. The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency. The investment adviser’s selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.
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■	Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. There may also be an increased risk of loss of portfolio securities.
■	Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to “time-zone arbitrage” attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund’s net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund’s use of “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the investment adviser and the Board believe to be their fair value, may help deter those activities.
■	Globalization Risks. The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries.
■	Regional Focus. At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Securities of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than a fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.
Risks of Developing and Emerging Markets. Investments in developing and emerging market countries are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information regarding certain of the risks associated with investing in developing and emerging markets is provided below.
■	Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries and may be substantially less liquid than those of more developed countries.
■	Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.
■	Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.
■	Less Developed Governments and Economies. The governments of developing or emerging market countries may be more unstable than the governments of more developed countries. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries may be subject to social, political, or economic instability. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets.
■	Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, protectionist measures, and practices such as share blocking.
■	Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain developing or emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.
Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries, collectively known as “member states.” One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
The global economic crisis that began in 2008 has caused severe financial difficulties for many EU member states, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those
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countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund (IMF), or other governments and institutions to address those issues. Failure by one or more EU member states to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member states could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the EMU. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably. Additionally, the United Kingdom’s intended departure from the EU, known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation of United Kingdom banks. While the full impact of Brexit is unknown, market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.
Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.
Alternative and Renewable Energy Companies. The Fund also may invest in energy companies that are engaged in business activities related to alternative and renewable energy, such as ethanol, hydrogen, biodiesel, nuclear, solar, wind, hydropower or geothermal power. Alternative and renewable energy companies can be significantly affected by government regulations and subsidies, changing supply and demand for traditional energy sources, and availability of funding for development of new technologies. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, the Fund also may invest in companies engaged in business activities in these new and developing areas.
Pay-In-Kind Securities. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.
The higher interest rates of pay-in-kind securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans. Even if accounting conditions are met, the issuer of the securities could still default when the Fund’s actual collection is supposed to occur at the maturity of the obligation. Pay-in-kind securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. Additionally, the deferral of payment-in-kind interest also reduces the loan-to-value ratio at a compounding rate. Pay-in-kind securities also create the risk that management fees may be paid to the Manager based on non-cash accruals that ultimately may not be realized. In such instances, the Manager may not be obligated to reimburse the Fund for such fees.
Private Equity and Debt Investments. The Fund can invest in private equity and debt investments, including traditional private equity control positions and minority investments in master limited partnerships (“MLPs”) and energy infrastructure companies. Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.
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Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the Securities and Exchange Commission until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Derivative Investments. The Fund may at times invest in “derivative” instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks for hedging purposes or to seek investment return.
Options, futures, forward contracts, swaps and “structured” notes are some of the types of derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.
Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.
In addition, under rules enacted under financial reform legislation, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.
Risks of Leverage. Certain derivatives and other investments of the Fund involve a degree of leverage. Generally, leverage may occur when, in return for the potential to realize higher gain, an investment exposes the investor to a risk of loss that exceeds the amount invested. The Fund’s use of an economically leveraged derivative may provide the potential for investment gain or loss that may be several times greater than the change in value of the underlying security, asset, interest rate, index or currency upon which such derivative is based, which may result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. If the Fund uses derivatives for leverage, its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.
The Fund is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must identify liquid assets (sometimes referred to as “asset segregation”) or engage in other measures, with regard to its derivative instruments.
“Structured” Notes. “Structured” notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.
Risks of “Structured” Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.
Put and Call Options. The Fund may buy and sell call and put options on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be
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traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed. The Fund may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges.
The Fund may sell call options if they are “covered.” That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised. The Fund has no limit on the amount of its total assets that may be subject to covered calls. The Fund may also sell put options. The Fund must identify liquid assets to cover any put options it sells.
Risks of Options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund sells a call option on an investment that the Fund owns (a “covered call”) and the investment has increased in value when the call option is exercised, the Fund will be required to sell the investment at the call price and will not be able to realize any of the investment’s value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.
Futures Contracts. The Fund can buy and sell futures contracts, including financial futures contracts, currency futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, the Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Fund’s investments in futures contracts may involve substantial risks.
Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
Risks of Forward Contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs.
Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument.
Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will deliver the issuer’s defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs with respect to the applicable issuer, the Fund will pay the swap counterparty par for the issuer’s defaulted bonds and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted bonds from the seller of protection. If the credit default swap is on a basket of issuers, the notional value of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional value.
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Risks of Credit Default Swaps. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying issuer. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or asset or basket of securities or assets or a non-asset reference such as a securities or other type of index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.
Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange the right to receive interest payments. For example, they might swap the right to receive floating rate payments based on a reference rate for the right to receive fixed rate payments. An interest rate swap enables an investor to buy or sell protection against changes in an interest rate. An interest rate swap may be embedded within a structured note or other derivative instrument.
Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference rate does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
Swap Transactions. Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearing house, and the Fund faces the clearinghouse by means of an account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.
Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund’s portfolio. At times, however, a hedging instrument’s value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly the strategy could reduce its return or create a loss.
Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act of 1940. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless it is believed that the potential benefits of the investment justify the expenses. The Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act of 1940.
Exchange-Traded Funds (ETFs). The Fund can invest in ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange and traded like stocks. The Fund might do so as a way of gaining exposure to securities represented by the ETF’s portfolio at times when the Fund may not be able to buy those securities directly, or it might do so in order to equitize cash positions. As a shareholder of an ETF, the Fund would be subject to its ratable share of that ETF’s expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. Similar to a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF. Because ETFs are listed on national stock exchanges and traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. An active market for the ETF may not develop. Additionally, market trading in the ETF may be halted under certain circumstances. Furthermore, investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The Fund’s investments in the shares of ETFs are subject to the limits that apply to investments in investment companies under the Investment Company Act of 1940 or any exemptive relief therefrom. The Fund does not intend to invest in ETFs unless the investment adviser believes that the potential benefits of the investment justify the expenses.
Exchange-Traded Notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities that are issued by financial institutions. The returns of an ETN are linked to the performance of a particular market index or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market index or strategy factor.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	23

Risks of ETNs. ETNs are subject to credit risk, and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market index or strategy remaining unchanged. An ETN is subject to the performance of its issuer and may lose all or a portion of its value if the issuer fails. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the assets underlying the ETN, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the assets underlying the ETN on which the index is based. Changes in the value of an ETN can occur suddenly and unpredictably due to changes in the ETNs market index. The Fund may invest substantially in ETNs that are concentrated in one industry or sector and is therefore subject to the risks similar to an investment in securities concentrated in that industry or sector. ETNs incur certain fees and expenses not incurred by direct investment in the underlying assets and the cost of owning an ETN may exceed the cost of investing directly in the underlying assets. When the Fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN, therefore the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market and it may not be able to liquidate ETN holdings at the desired time or price.
The Fund may invest in ETNs for which the Manager or an affiliate of the Manager may provide certain index selection and marketing services. As a result, the Manager or an affiliate of the Manager may be paid service fees that are indirectly incurred by the Fund and its shareholders (in addition to Fund expenses). The Manager will voluntarily waive a portion of its management fee to the extent that the Fund’s share of service fees paid to the Manager or affiliates are attributable to investment in such an ETN.
Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund’s investments in greenfield projects may distribute income. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund’s investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.
Investments in Money Market Instruments. The Fund can invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills, certain asset-backed securities and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act of 1940, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund’s investments to fall.
The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund. It may also invest in money market instruments directly, or in other affiliated or unaffiliated money market funds. The Fund may invest in such other money market funds, such as Oppenheimer Institutional Government Money Market Fund, rather than purchasing individual short-term investments. Oppenheimer Institutional Government Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. At the time of an investment, the Fund cannot always predict what will be the yield of the Oppenheimer Institutional Government Money Market Fund, or any other money market fund it may hold, because of the wide variety of instruments that such fund may hold in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of any other money market fund it may hold, including its advisory fee. However, the Manager will waive a portion of the Fund’s advisory fee to the extent of the Fund’s share of the advisory fee paid to the Manager by Oppenheimer Institutional Government Money Market Fund, or to any other similar affiliated money market fund of which the Fund is a shareholder. If the Fund invests in an unaffiliated money market fund, the Manager will not waive a portion of the Fund’s advisory fee representing the Fund’s share of the advisory fee paid by such unaffiliated fund to any unaffiliated manager.
Illiquid and Restricted Investments. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as “illiquid” investments. Illiquid investments may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted investments that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.
The Fund will not invest more than 15% of its net assets in illiquid investments. The Fund’s holdings of illiquid investments are monitored on an ongoing basis to determine whether to sell any of those investments to maintain adequate liquidity.
Large Shareholder Risk. Certain large shareholders, including an investment adviser or an affiliate of an investment adviser (including other funds advised by the adviser), may from time to time own a substantial amount of the Fund’s
24	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

shares. There can be no assurance that any large shareholder would not redeem its investment. Redemptions of a large number of shares by these shareholders may adversely affect the Fund’s liquidity and net assets. Such a redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. These redemptions may also force the Fund to sell portfolio securities at times when it might not otherwise do so, which may negatively impact the Fund’s net asset value and increase the Fund’s brokerage costs. Further, such sales may accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. Large purchases of shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Conflicts of Interest. The investment activities of the Manager and its affiliates with respect to other funds and accounts they manage may present potential conflicts of interest that could, under certain circumstances, disadvantage or adversely affect the Fund and its shareholders. The Manager and its affiliates advise other funds and accounts that have investment objectives and strategies that differ from, and may be contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may also have conflicting interests arising from investment objectives and strategies that are similar to those of the Fund. For example, those funds and accounts may engage in, and compete for, the same types of investment opportunities as the Fund or invest in securities of the same issuers that have different features and interests as compared to securities held by the Fund. These features (such as seniority, guarantees and differential voting rights) may, under certain circumstances, come into conflict with or disadvantage securities held by the Fund. In addition, other funds or accounts advised by the Manager or its affiliates may invest in the Fund’s shares. Because the Manager and its affiliates may carry out the investment activities of those other funds or accounts without regard to the investment objectives or performance of the Fund, it is possible that the value of investments held by the Fund (or shares of the Fund itself, if applicable) or the Fund’s investment strategies may be adversely affected.
The Fund’s investment performance will usually differ from the performance of other funds or accounts that are also advised by the Fund’s Manager or its affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. When managing multiple funds or accounts, the Fund’s Manager and its affiliates may make decisions with respect to investment positions held by certain funds or accounts that may cause the Fund to experience losses during periods in which other funds or accounts achieve gains. This may include causing another fund or account to take actions with respect to an issuer’s liquidation, restructuring, default or corporate actions that may conflict with the interests of the Fund. Similar conflicts may also arise when the Fund and other funds or accounts invest in different parts of an issuer’s capital structure, such as when the Fund holds equity or debt obligations of an issuer, and another fund or account holds more senior (or junior) debt obligations of the same issuer, or when the Fund and other funds or accounts hold securities of different issuers that have competing claims to the same assets or sources of payment. In such circumstances, decisions regarding whether to trigger an event of default, the terms of any potential workout or restructuring of a distressed issuer, liquidating or selling an investment, corporate actions, litigation or other investment decisions may, and often do, result in conflicts of interest. The Fund may receive lower returns on its investment in an issuer as a result of actions taken with respect to the same or related issuers by other investors, including other funds or accounts managed by the Manager or its affiliates.
The Fund’s Manager or its affiliates may manage funds or accounts with different fee rates and/or fee structures, including funds or accounts that pay advisory fees based on account performance (“performance fee accounts”). Such differences in fee arrangements may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. For example, the Manager or its affiliates could potentially allocate the most attractive investments to higher-fee accounts or performance fee accounts, or the trading of higher-fee accounts could potentially be favored as to timing and/or execution price.
The Manager has adopted policies and procedures designed to mitigate where possible potential conflicts of interest identified by the Manager. However, such policies and procedures may also limit the Fund’s investment activities and affect its performance. For example, the investment activities of such funds or accounts may result in the Manager’s or its affiliates’ receipt of material non-public information concerning certain securities, which could lead to restrictions in the trading of such securities or other investment activities of the Fund or other funds or accounts managed by the Manager or its affiliates. In certain cases, the Fund’s Manager or its affiliates may avoid certain investment opportunities or actions that would potentially give rise to conflicts with other funds or accounts, which could also have the effect of limiting the Fund’s investment opportunities and performance. In other cases, the Fund’s Manager or its affiliates may choose not to or fail to avoid investment opportunities or action that would potentially give rise to conflicts with other funds or accounts, which could under certain circumstances disadvantage the Fund while advantaging other funds or accounts or vice versa.
The Manager and its affiliates may also face other potential conflicts of interest in managing the Fund, and the information above is not a complete description of every conflict that could be deemed to exist when simultaneously managing the Fund and other funds and accounts.
Investments by “Funds of Funds.” Class I and Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as “funds of funds,” which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund’s outstanding shares, or of its outstanding Class I and/or Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	25

increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund’s assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund’s assets due to large redemptions could also cause the Fund’s operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund’s shares is included elsewhere in this prospectus.
Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Government Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Government Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.
Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees, dealer mark-ups or other transaction costs, which can adversely affect performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show the Fund’s portfolio turnover rates during past fiscal years.
Changes To The Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares, however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days’ advance notice of any change in the 80% investment policy described in “Principal Investment Strategies.” The Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval. Investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.
Portfolio Holdings. The Fund’s portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is a public filing that is required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund’s first and third fiscal quarters. Therefore, the Fund’s portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. Beginning in April 2019, the Fund will no longer file Form N-Qs and will instead disclose its portfolio holdings monthly on Form N-PORT. In addition, the Fund’s portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund’s website no sooner than 30 days after the end of each calendar month.
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information.
How the Fund is Managed
THE MANAGER. OFI SteelPath, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund’s investments and its business operations, chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund’s Board, under an investment advisory agreement with the Fund that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.
The Manager has been an investment adviser since 2010. The Manager is located at 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201 and is a successor to SteelPath Fund Advisors, LLC (“SFA”) and SteelPath Capital Management, LLC (“SCM”), which were established in 2009 and 2004, respectively.
Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.85% of the first $500 million of average annual net assets of the Fund, 0.80% of the next $500 million, 0.75% of the next $4 billion and 0.73% of average annual net assets in excess of $5 billion calculated on the daily net assets of the Fund. The Fund’s advisory fee for the fiscal year ended October 31, 2018 was 0.85% of average annual net assets for each class of shares, before any applicable waivers.
After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other unusual and
26	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.37% for Class A shares, 2.12% for Class C shares, 1.12% for Class Y shares and 0.93% for Class I shares, as calculated on the daily net assets of the Fund.
The Manager has also agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Manager or its affiliates. During the fiscal year ended October 31, 2018, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the Annual Fund Operating Expenses table earlier in this prospectus.
The Manager has voluntarily agreed to waive a portion of its advisory fee to the extent that the Fund’s share of any service fees received by it or an affiliate are attributable to the Fund’s investment in exchange-traded notes for which it or an affiliate provides certain index selection and marketing services. This waiver may be amended at any time. The Fund’s annual operating expenses may vary in future years.
A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement is available in the Fund’s annual report to shareholders for the period ended October 31, 2018.
Portfolio Managers. The Fund’s portfolio is team managed by Stuart Cartner and Robert (Bob) Coble, who are primarily responsible for the day-to-day management of the Fund’s portfolio. Each has been a portfolio manager of the Fund since its inception.
Mr. Cartner has been a Senior Vice President and a Senior Portfolio Manager of OFI SteelPath, Inc. since January 2014 and was a Vice President of OFI SteelPath, Inc. from 2012 to January 2014. Prior to joining OFI SteelPath, Inc., he was a member and portfolio manager of SteelPath Fund Advisors, LLC, since its formation in 2009 and SteelPath Capital Management, LLC, since 2007. Prior to joining SteelPath Capital Management, LLC, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co from 1988 to 2007. Mr. Cartner is a portfolio manager of other portfolios in the OppenheimerFunds complex.
Mr. Coble has been a Vice President and a Portfolio Manager of OFI SteelPath, Inc. since February 2018 and was a Vice President and a Senior Research Analyst of OFI SteelPath, Inc. from January 2014 to February 2018. Prior to joining OFI SteelPath, Inc., Mr. Coble was employed as an energy investment banker at Raymond James from July 2007 to December 2013, most recently as a Senior Vice President.
The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	27

More About Your Account
About Your Account
Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of “financial intermediaries” that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund “supermarkets,” fee-based advisory or wrap fee-based programs. Financial intermediaries through which you purchase fund shares may impose policies and limitations that are different from those described in this prospectus or the Statement of Additional Information. As a result, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the Statement of Additional Information will depend on the policies, procedures and trading platforms of the financial intermediary. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the Statement of Additional Information, you may need to open an account directly with the Fund. You should consult a representative of your financial intermediary for further information. In addition, the availability of the sales charge reductions and waivers discussed below will depend upon whether or not you purchase your shares through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers.” Your financial intermediary may also charge you fees or commissions in addition to those disclosed in this prospectus.

What Classes of Shares Does The Fund Offer? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class or identify your financial advisor, your investment will be made in Class A shares, unless you are an eligible employee (defined below) in which case your investment will be made in Class Y shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in “About Class A Shares” below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in “About Class C Shares” below.
Class Y Shares. Class Y shares are offered only to institutional investors, wrap fee-based programs, commissionable brokerage platforms that charge a transaction-based sales commission and eligible employees. See “About Class Y Shares” below.
Class I Shares. Class I shares are only offered to eligible institutional investors that make a minimum initial investment of $1 million or more and to service provider platforms. See “About Class I Shares” below.
Certain sales charge waivers may apply to purchases or redemptions of Class A or Class C shares. More information about those waivers is available below in “Sales Charge Waivers” and/or in the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers,” or by visiting the OppenheimerFunds website at: www.oppenheimerfunds.com.
What is the Minimum Investment? You can buy most Fund share classes with a minimum initial investment of $1,000. For Class I shares the minimum initial investment is $1 million per account. The Class I share minimum initial investment is waived for service provider platforms. Reduced initial minimums are available for other share classes in certain circumstances, including, but not limited to, the following:
■	Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.
■	For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment.
The Fund, at its discretion, reserves the right to otherwise waive the minimum initial investment. There are no subsequent purchase minimums.
Minimum Account Balance. The minimum account balance on Fund accounts is $500, except for Class I shares. Small accounts may be redeemed by the Fund with 30 days’ notice if the value has fallen below $500.
The minimum account balance for Class I shares is $250,000. If a Class I account balance falls below $250,000, the account may be redeemed or converted into a Class Y share account. This minimum balance policy does not apply to Class I share accounts for which the minimum initial investment is waived.
Choosing a Share Class. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund’s operating costs that apply to a share class and the effect of the different types of sales charges on your investment
28	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.
Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.
The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.
■	Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon, you should consider investing in Class C shares in most cases. That is because the effect of the initial sales charge on most Class A shares may be greater than the effect of the ongoing asset-based sales charge on Class C shares over the short-term. The Class C contingent deferred sales charge does not apply to redemptions of shares held for more than one year.
■	Investing for the Longer Term. If you have a longer-term investment horizon, Class A shares may be more appropriate in most cases. That is because the effect of the ongoing asset-based sales charge on Class C shares might be greater than the effect of the initial sales charge on Class A shares, regardless of the amount of your investment.
■	Amount of Your Investment. Your choice will also depend on how much you plan to invest. As your investment horizon increases and/or your eligibility for a reduced front-end sales charge applies, Class C shares might not be as advantageous as Class A shares with a sales charge. That is because the effect of the ongoing asset-based sales charge on Class C shares may be greater than the effect of the reduced front-end sales charge on Class A share purchases. For an investor who is eligible to invest in Class I shares, that share class will be the most advantageous. For other investors who invest $1 million or more or in other arrangements that qualify for a sales charge waiver, Class A shares will be more advantageous than Class C shares in most cases, no matter how long you intend to hold your shares.
Purchase orders from a single investor for more than $1 million of Class C shares will not normally be accepted. Financial intermediaries are responsible for determining the suitability of a particular share class for an investor.
Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.
How Do Share Classes Affect Payments to Your Financial Intermediary? The Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Distributor also may pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers’ accounts. For more information about those payments, see “Payments to Financial Intermediaries and Service Providers” below.
The Price of Fund Shares. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.
Net Asset Value. The Fund calculates the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of 4:00 p.m., Eastern time, on each day the New York Stock Exchange (the “NYSE”) is open for trading (referred to in this prospectus as a “regular business day”) except, if there is a NYSE scheduled early closing, the Fund will calculate its net asset value for each share class based on the value of the Fund’s portfolio determined as of the NYSE scheduled early closing time (the “Valuation Time”). The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.
The Fund’s securities generally trade on an exchange and are valued based on the official closing price of each security’s principal exchange, or if not available, at the last sale price or fair value, as described below.
Fair Value Pricing. If the investment adviser determines that a value for any of the Fund’s assets is not readily available or the value normally obtained for it, such as from a pricing service, is not reliable when the Fund’s net asset value is to be calculated, the investment adviser will determine a fair value for the asset in good faith, pursuant to valuation procedures
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	29

for the Fund adopted by the Board, and will incorporate that fair value in its net asset value calculation. These fair value determinations are intended to reflect values for the Fund’s assets that the investment adviser and the Board believe to be more reliable. However, the Fund’s fair value determinations involve subjective judgments and there can be no assurance that the Fund will receive the fair value assigned to a security if it were to sell the security. Fair value determinations are subject to review, approval or ratification by the Board at its next scheduled meeting, or more frequently if necessary, after the fair valuations are determined.
The Board has delegated the day-to-day responsibility for fair value determinations to the investment adviser who has established a valuation committee to oversee those responsibilities. In determining whether a value is not readily available or reliable, the investment adviser monitors the information it receives in the ordinary course of its investment management responsibilities to identify significant events that the investment adviser believes, in good faith, will affect the value of the investment. Those may include, but are not limited to, information or events affecting or related to specific issuers, securities, or markets; consideration of recent transactions in comparable securities; price movements in futures contracts, appropriate market indices, ADRs or exchange-traded funds; the bid/ask quotes of brokers; or other market or trading trends or information.
Fair Value Pricing of Foreign Securities. Many foreign markets close hours before the Fund values its foreign investments. As a result, significant events, including events affecting a specific issuer or security, broad market movements or volatility that occurs in U.S. markets after the close of foreign securities markets, may occur during that time that could affect the values of foreign securities held by the Fund. The Fund uses fair value pricing more frequently for foreign securities to take those factors into account. Because some foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot buy or redeem Fund shares.
About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers.”
The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.
Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
...
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
...
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
...
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
...
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
...
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a “Right of Accumulation” or a “Letter of Intent” you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of “qualified shares” of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.
Except as noted below, Class A and Class C shares of the Oppenheimer funds listed in the Fund’s Statement of Additional Information under the heading “The Oppenheimer Funds” (including shares of the Fund), and Class A and Class C units owned in adviser sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the “Program Manager” or “Program Distributor” are “qualified shares” for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are “qualified shares” for satisfying the terms of a Right of Accumulation, but are not “qualified shares” for satisfying the terms of a Letter of Intent. Purchases of Class R, Class Y or Class I shares of Oppenheimer funds, purchases under the “reinvestment privilege” described below, and purchases of Class A shares of Oppenheimer Government Money Market Fund or Oppenheimer Government Cash Reserves on which a sales charge has not been paid do not count as “qualified shares” for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.
■	Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The value of the qualified shares you currently own is based on the greater of their current offering price or the amount you
30	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

paid for the shares. For purposes of calculating that value, only the value of shares owned as of December 31, 2007 and any shares purchased subsequently will be taken into consideration. The value of any shares that you have redeemed will not be counted. In totaling your holdings, you may count shares held in:
■	your individual accounts (including IRAs, 403(b) plans and eligible college savings programs),
■	your joint accounts with your spouse,
■	accounts you or your spouse hold as trustees or custodians on behalf of children who are minors.
A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).
You must provide information about your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.
To count shares held in accounts at other firms, you may be requested to provide a copy of account statements showing your current qualified share holdings. The values of the qualified share holdings you provided will be retained and the Right of Accumulation applied to future purchases, until any subsequent changes in those qualified share holdings are reported. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.
■	Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Fund. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases in the same types of accounts identified above under “Right of Accumulation” will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify your financial intermediary of any qualifying college savings program purchases or purchases through other financial intermediaries.
Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. Shares equal in value to 2% of the intended purchase amount will be held in escrow for this purpose. Please refer to “How to Buy Shares – Letter of Intent” in the Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.
Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month “holding period” measured from the date of purchase (except as described in “Sales Charge Waivers” below and in the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers”). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.
The Distributor pays concessions from its own resources equal to 0.75% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans) plus advances the service fee for those purchases. The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.
About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month “holding period” measured from the date of purchase, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.
About Class Y Shares. Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:
■	Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;
■	Commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a transaction-based commission outside of the Fund;
■	“Institutional investors” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	31

■	Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An institutional investor or financial intermediary that buys Class Y shares for its customers’ accounts may impose charges on those accounts that are not described in this prospectus or the Statement of Additional Information. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.
Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.
About Class I Shares. Class I shares are sold at net asset value per share without a sales charge and are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:
■	be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; service provider platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices;
■	make a minimum initial investment of $1 million or more per account (waived for service provider platforms); and
■	trade through an omnibus, trust, trust networked or similar pooled account.
Class I shares are not available directly to individual investors. Individual shareholders who purchase Class I shares through a financial intermediary or service provider platform will not be eligible to hold Class I shares outside of their respective financial intermediary or service provider platform.
The minimum account balance for Class I shares is $250,000. If a Class I account balance falls below $250,000, the account may be redeemed or converted into a Class Y share account. This minimum balance policy does not apply to Class I share accounts for which the minimum initial investment is waived.
An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts that are not described in this prospectus or the Statement of Additional Information. Most of the special account features available to investors buying, selling, exchanging and transferring the Fund’s other share classes do not apply to Class I shares.
The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or sub-advised by the Manager or an affiliate of the Manager, and for certain investors otherwise eligible that provide investment products that reference Class I shares of the Fund as the underlying security.
No operational and recordkeeping, networking, sub-accounting, administrative or similar types of fees, 12b-1 fees, commission payments, or so called “finder’s fees” will be paid with respect to Class I shares.
Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in “Sales Charge Waivers” below and in the “Special Sales Charge Arrangements and Waivers” appendix to this prospectus. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.
A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:
■	any increase in net asset value over the initial purchase price,
■	shares purchased by the reinvestment of dividends or capital gains distributions, or
■	shares eligible for a sales charge waiver (see “Sales Charge Waivers” below).
The Fund redeems shares in the following order:
■	shares acquired by the reinvestment of dividends or capital gains distributions,
■	other shares that are not subject to the contingent deferred sales charge, and
■	shares held the longest during the holding period.
You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period. The contingent deferred sales charge applicable to the share class of the Oppenheimer fund you exchange into will apply to the acquired shares.
Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. Additional waivers and discounts, other than those listed immediately
32	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

below, may be offered to clients of certain financial intermediaries. Such intermediary-specific waivers and discounts are described in the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers.”
Class A Sales Charge Waivers
Class A shares purchased in certain circumstances described below are not subject to Class A sales charges (and no concessions are paid by the Distributor on such purchases):
■	Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
■	Exchanges by a financial intermediary of Class Y shares for Class A shares of the same fund in connection with a change in account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Class Y shares. The availability of this sales charge waiver depends on the policies, procedures and trading platforms of an intermediary.
■	Exchanges of Shares. There is no sales charge on exchanges of shares except for Class A shares of Oppenheimer Government Money Market Fund or Oppenheimer Government Cash Reserves on which you have not paid a sales charge.
■	Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.
■	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
■	Purchases made with the reinvestment of loan repayments by a participant in a retirement plan if the participant previously paid a sales charge on those shares.
■	Purchases made in amounts of less than $5 for accounts held directly with the Transfer Agent.
■	Purchases by the Manager or its affiliates.
■	Purchases by present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by the Manager or its affiliates for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
■	Purchases by current employees and registered representatives (and their spouses) of any financial intermediaries if permitted by the intermediary’s policies. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).
■	Purchases made through an advisory fee or wrap fee-based platform.
■	Purchases by group omnibus retirement plans under section 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code.
■	Purchases by taxable accounts held directly with the Transfer Agent that are established with the proceeds of Required Minimum Distributions from retirement plans and accounts.
■	Rollover purchases in an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent made with the proceeds of a retirement plan distribution that was previously invested in an Oppenheimer fund.
■	Purchases by former shareholders of Atlas Strategic Income Fund for any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange if permitted by the intermediary’s policies.
■	Purchases by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan for any Oppenheimer fund into which shareholders of Oppenheimer Main Street Fund may exchange if permitted by the intermediary’s policies.
■	Effective December 4, 2017, purchases made where there is no broker-dealer of record.
Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions
The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:
■	Involuntary redemptions of small accounts (please refer to “Minimum Account Balance,” in the applicable fund prospectus).
■	For distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
1.	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.
2.	To return excess contributions.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	33

3.	To return contributions made due to a mistake of fact.
4.	To make hardship withdrawals, except from IRAs, as defined in the plan.
5.	To make distributions required under a qualified domestic relations order described in Section 414(p) of the Internal Revenue Code or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6.	To meet the minimum distribution requirements of the Internal Revenue Code.
7.	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8.	For loans to participants or beneficiaries except for loans from OppenheimerFunds-sponsored 403(b)(7) custodial plans or from Oppenheimer Single K plans.
9.	On account of the participant’s separation from service. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after separation from service in or after the year age 55 is attained.
10.	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager).
11.	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent, if requested prior to plan termination or the elimination of the Oppenheimer funds as an investment option under the plan.
12.	Distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59 1⁄2, as long as the aggregate value of the distributions does not exceed 12% of the account’s value annually.
■	Redemptions of shares under an Automatic Withdrawal Plan for an account (other than a retirement plan) if the aggregate value of the redeemed shares does not exceed 12% of the account’s value annually.
Waivers of Class C Contingent Deferred Sales Charges
The Class C CDSC will be waived for redemptions of shares in the following cases:
■	Involuntary redemptions of small accounts (please refer to “Minimum Account Balance,” in the applicable fund prospectus).
■	Redemptions from accounts other than retirement plans following the death or disability of the last surviving shareholder or sole beneficiary of a trust. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Internal Revenue Code.
■	Redemptions of Class C shares of an Oppenheimer fund, requested in writing by a retirement plan sponsor and submitted more than 12 months after the retirement plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class R shares of one or more Oppenheimer funds.
■	Distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
1.	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.
2.	To return excess contributions.
3.	To return contributions made due to a mistake of fact.
4.	To make hardship withdrawals, except from IRAs, as defined in the plan.
5.	To make distributions required under a qualified domestic relations order described in Section 414(p) of the Internal Revenue Code or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6.	To meet the minimum distribution requirements of the Internal Revenue Code.
7.	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8.	For loans to participants or beneficiaries except for loans from OppenheimerFunds-sponsored 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.
9.	On account of the participant’s separation from service. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after separation from service in or after the year age 55 is attained.
10.	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager).
11.	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent, if requested prior to plan termination or the elimination of the Oppenheimer funds as an investment option under the plan.
34	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

12.	For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59 1⁄2, as long as the aggregate value of the distributions does not exceed 10% of the account’s value annually.
■	Redemptions of Class C shares under an Automatic Withdrawal Plan from an account other than a retirement plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.
■	Redemptions of shares sold to the Manager or its affiliates.
■	Redemptions of shares issued in plans of reorganization to which the Fund is a party.
■	Effective December 4, 2017, conversions to Class A share accounts requested by current investors who no longer have a broker-dealer of record for an existing Class C share account.
A description of available sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.
DISTRIBUTION AND SERVICE (12b-1) PLANS
Service Plan for Class A Shares. The Fund has adopted a service plan for Class A shares that compensates the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments periodically at an annual rate of up to 0.25% of the Class A shares’ daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally pays intermediaries the service fee in advance for the first year after shares are purchased and then pays that fee periodically. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund’s assets on an ongoing basis, over time it will increase the cost of your investment.
Distribution and Service Plan for Class C Shares. The Fund has adopted a distribution and service plan for Class C shares to pay the Distributor for distributing that share class, maintaining accounts and providing shareholder services. Under the plan, the Fund pays the Distributor an asset-based sales charge for Class C shares calculated at an annual rate of 0.75% of the daily net assets of that class. The Fund also pays a service fee under the plan at an annual rate of 0.25% of the daily net assets of Class C shares. Altogether, these fees increase the Class C shares annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.
Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.
Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.
Payments to Financial Intermediaries and Service Providers. The Manager and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to broker-dealers, other financial intermediaries or to service providers for some or all of the following services: distribution, promotional and marketing support, operational and recordkeeping, sub-accounting, networking and administrative services.
The types of financial intermediaries that may receive compensation for providing such services include, but are not limited to, broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.
Payments for distribution or promotional and marketing support are made out of the Manager’s and/or the Distributor’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Such payments, which may be substantial, are paid to financial intermediaries who perform services for the Manager, and/or the Distributor, and are in addition to payments made pursuant to an applicable 12b-1 plan. Such payments are separate from any commissions the Distributor pays to financial intermediaries out of the sales charges paid by investors.
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Payments for distribution-related expenses and asset retention items, paid by the Manager or the Distributor, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses including, but not limited to, educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager or Distributor does not consider a financial intermediary’s sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.
Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary’s sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary’s sales system, as well as the overall quality of the services provided by the financial intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.
Payments may be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. These payments are made out of the Transfer Agent’s or Sub-Transfer Agent’s own resources and/or assets, including from the revenues or profits derived from the transfer agency fees the Transfer Agent receives from the Fund. Financial intermediaries that may receive these fees for providing services may include, but are not limited to, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.
Payments made by the Manager, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.
Financial intermediaries will not receive any operational and recordkeeping, networking, sub-accounting, administrative or similar types of fees, 12b-1 fees, commission payments, or so called “finder’s fees” for Class I shares.
The Statement of Additional Information contains more information about revenue sharing payments made by the Manager and/or Distributor and operational and recordkeeping, networking and sub-accounting payments made by the Transfer Agent and/or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.
How to Buy, Sell and Exchange Shares
Buying Shares. You can buy shares in several ways as described below. Your order must be received in proper form before the Valuation Time for you to receive that day’s offering price. If your order is received on a day other than a regular business day or after the Valuation Time, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in or if the selected Oppenheimer fund or share class is no longer offered, your investments will be made into Class A shares of Oppenheimer Government Money Market Fund. This does not apply to purchases by or for certain retirement plans or accounts. A purchase order for the Fund’s shares may be rejected for any reason.
Buying Shares Through a Financial Intermediary. You can buy shares through any financial intermediary that has a selling agreement in place with the Distributor. Your financial intermediary will place your order on your behalf and may charge a fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for your account. When buying shares through a financial intermediary, you may not be eligible to purchase certain share classes offered by the Fund or benefit from certain policies and procedures described herein as
36	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

your eligibility may be dependent upon the policies and procedures of such financial intermediary. In addition, financial intermediaries may have different policies and procedures regarding the availability of the sales charge reductions and waivers described herein and disclosed in the appendix titled “Special Sales Charge Arrangements and Waivers.”
Buying Shares Without Using a Financial Intermediary. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares without using a financial intermediary (without designating a broker-dealer as described below), complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to Oppenheimer funds at the address shown on the back cover of this prospectus. No share class other than Class A may be purchased by a new (non-institutional) investor without designating a broker-dealer.
If you do not designate a broker-dealer on your application or a current investor no longer has a broker-dealer of record for an existing account, the account will be held on behalf of the Fund(s) and, effective December 4, 2017, you will only be eligible to purchase Class A shares without a sales charge (and, for eligible institutional investors, Class Y or Class I shares). In the event a broker-dealer is thereafter designated by an investor, the Class A sales charge waiver privilege will be revoked for future purchases. For more information regarding undesignated investments, please call the number on the back cover of this prospectus.
■	Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay any losses from the cancellation of share purchase orders.
Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund’s best interest to do so.
Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in “Payment Delays” below. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.
Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund’s portfolio and the Fund’s expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.
Redemptions “In-Kind.” Shares may be “redeemed in-kind” under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund’s portfolio on a pro-rata basis. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash. You may realize taxable capital gain when converting securities to cash.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.
Options for Receiving Redemption Proceeds
■	By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
■	By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
■	By Wire. You can arrange to have redemption proceeds sent by Federal funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.
Payment Delays. Payment for redeemed shares is typically made within one business day after the Transfer Agent receives redemption instructions in proper form regardless of the payment method requested, but may be delayed for up
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	37

to seven days as described below. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within two business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal funds wire or certified check. Under the Investment Company Act of 1940, the Fund may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
■	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
■	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Fund to dispose of securities owned by it or (ii) it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
■	during such other periods as the Securities and Exchange Commission may by order permit to protect Fund shareholders.
The Securities and Exchange Commission will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
The Fund typically expects to use cash on hand to meet redemption requests under normal market conditions. However, to meet redemption requests during stressed market conditions, the Fund may be required to sell portfolio securities to raise cash or redeem shares “in-kind” if there is a lack of liquidity in the Fund’s portfolio. Additionally, the Fund participates in a revolving credit facility intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with atypical redemption activity.
The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege, generally without the imposition of any sales charges. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days’ notice of any material change in the exchange privilege unless applicable law allows otherwise.
Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:
■	Shares of the fund selected for exchange must be available for sale in your state of residence.
■	The selected fund and share class must offer the exchange privilege.
■	You must meet the minimum purchase requirements for the relevant class of the selected fund.
■	Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
■	Before exchanging into a fund, you should obtain its prospectus and should read it carefully.
Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor’s shares in an “omnibus” or “street name” account) receives an exchange request that conforms to these policies. The request must be received before the Valuation Time on that day in order to receive that day’s net asset value on the exchanged shares. For requests received after the Valuation Time the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.
Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called “householding,” benefits the Fund through lower printing costs and reduced mailing expense.
If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.
You may also choose to receive your account documents electronically via eDocs Direct. In order to sign up for eDocs Direct, you need to register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.
Class I shares are only available to plans that make an initial investment of $1 million or more (per account) or to service provider platforms.
38	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group omnibus retirement plan. Purchase, redemption, exchange and transfer requests for a group omnibus retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:
■	Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.
■	SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.
■	SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
■	403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
■	“Single K” Plans. These are 401(k) plans for self-employed individuals.
■	Qualified Plans. These plans are designed for businesses and self-employed individuals.
Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.
Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.
To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the “Asset Builder Plan” information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent.
The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.
AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:
■	transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
■	have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.
AccountLink privileges should be requested on your account application or on your broker-dealer’s settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary’s representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.
Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent’s judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.
Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.
Intermediaries that perform account transactions for their clients by participating in “Networking” through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	39

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus. However, requests that require a signature guarantee may not be submitted by fax.
Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):
■	You wish to redeem more than $100,000;
■	The redemption check is not payable to all shareholders listed on the account statement;
■	The redemption check is not sent to the address of record on your account statement;
■	Shares are being transferred to a Fund account with a different owner or name; or
■	Shares are being redeemed by someone (such as an Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:
■	a U.S. bank, trust company, credit union or savings association,
■	a foreign bank that has a U.S. correspondent bank,
■	a U.S. registered dealer or broker in securities, municipal securities or government securities, or
■	a U.S. national securities exchange, a registered securities association or a clearing agency.
Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:
■	The Fund’s name;
■	For existing accounts, the Fund account number (from your account statement);
■	For new accounts, a completed account application;
■	For purchases, a check payable to Oppenheimer funds;
■	For redemptions, any special payment instructions;
■	For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
■	For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
■	For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
■	Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.
Purchases and Redemptions by Federal Funds Wire. Shares may be paid for by Federal funds wire. Redemption proceeds may also be transmitted by wire and are limited to $100,000. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, please call the number on the back cover of this prospectus to provide notification of the incoming wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, please call the number on the back cover of this prospectus.
Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.
You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.
The following policies apply to internet and telephone transactions:
■	Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
■	Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
■	Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, are limited to $100,000, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 15 days of changing the address on an account.
■	Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are limited to $100,000.
40	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

■	Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
■	Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.
The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.
The Transfer Agent maintains physical, electronic and procedural safeguards that are reasonably designed to protect your personal account information. It is important that you do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others. We advise you not to send personal or account information to us in non-secure emails. Instead, you are encouraged to take advantage of the secure features of our website to encrypt your email correspondence. The Transfer Agent, its affiliates, and the Fund are not responsible for any account losses incurred as a result of fraud if they have reason to believe that the person transacting business on an account is authorized to do so. By completing the terms of online registration to access an account through the OppenheimerFunds website, you waive any right to reclaim any losses from the Transfer Agent, its affiliates, or the Fund incurred through fraudulent activity.
Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.
Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary’s representative of record for the account, unless that authority has been revoked. Class Y and Class I share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor’s designated financial intermediary.
Frequent Purchase and Exchange Limitations
The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, the Fund investing in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Fair Value Pricing” in this prospectus.
There is no guarantee that this policy will be sufficient to identify and prevent all frequent purchases or exchanges that may have negative impacts to the Fund. In addition, the implementation of the Fund’s policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines frequent purchases or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or exchanges.
The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.
Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.
Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund’s policy to detect and deter frequent purchases and exchanges, the Fund may
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	41

review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.
Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in “omnibus” or “street name” accounts (“omnibus accounts”) in the name of a broker-dealer or other financial intermediaries are often not disclosed to the Fund, which may make it difficult for the Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to the Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund’s request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns which may suggest frequent trading by the underlying owners. Financial intermediaries will be required to apply the Fund’s policy in addition to their own frequent trading controls. For financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.
30-Day Exchange Limit. In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of the Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be “blocked” from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if the Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be “blocked” from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.
Exceptions to 30-Day Exchange Limit
■	Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of the Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.
■	Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.
■	Asset Allocation Programs. Investment programs by Oppenheimer “funds of funds” that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers’ accounts. “On-demand” exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
■	Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
■	Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.
Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section “How to Exchange Shares” in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections “Contingent Deferred Sales Charge” and “Sales Charge Waivers” in this prospectus.
Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund for shares of another Oppenheimer fund is considered a sale of those Fund shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.
Dividends, Capital Gains and Taxes
Dividends and Distributions. The Fund intends to declare and pay dividends quarterly. Distributions may consist of dividend income, return of capital and capital gains. Dividends are from the Fund’s net investment income. Generally, a distribution will be a return of capital to the extent it exceeds the Fund’s net investment income (as discussed further below under “Returns of Capital Can Occur”). As a result of the Fund’s intent to declare and pay dividends quarterly, the Fund plans to regularly distribute tax return of capital or have a portion of quarterly distributions recharacterized as long-term capital gains for tax purposes.The Fund may also realize capital gains on the sale of portfolio securities, in which case it
42	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

may make distributions out of any net short-term or long-term capital gains, annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay dividends, capital gains or return of capital distributions in a particular year.
The amount distributed by the Fund to shareholders is based on the underlying dividends and distributions received from Fund holdings, less Fund expenses. At the time of the Fund’s distribution, the amounts attributed to each category (dividend income, return of capital and/or capital gains) are estimated using historical information, because the character of the amounts received from underlying MLPs is unknown until after the end of the calendar year.
Dividends and distributions are paid separately for each share class. The dividend distributions paid on Class A, Class Y and Class I shares will generally be higher than those on Class C shares, since Class C shares normally have higher expenses than those other share classes.
Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:
■	Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
■	Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
■	Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
■	Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.
Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income (except as discussed below) and distributions from net long-term capital gains are taxable at the lower rate applicable to long-term capital gains no matter how long you have held your shares.
In the case of individuals and other non-corporate taxpayers, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund’s distributions are paid from these types of dividends, and provided certain other Fund and shareholder level holding period requirements are satisfied, the Fund’s individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund’s corporate shareholders may be eligible to claim the dividends-received deduction.
Under current law, any distribution of income attributable to qualified publicly traded partnership income or qualified real estate investment trust (“REIT”) dividends, if applicable, from the Fund’s investment in a qualified publicly traded partnership or REIT, if applicable, will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership or REIT, if applicable, directly. Under proposed regulations, which are subject to change, “conduit” treatment of qualified REIT dividends will apply, subject to certain limitations, if applicable requirements are met. Such proposed regulations do not provide for analogous treatment of distributions attributable to qualified publicly traded partnership income. Technical correction legislation has been proposed to change this treatment, which may also be changed by future regulations.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.
The Fund may be subject to foreign income taxes on income or gains from foreign securities. If at the end of the Fund’s fiscal year more than 50% of the Fund’s assets are invested in foreign securities, the Fund may make an election that would generally allow shareholders to take a credit or deduction for their share of such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.
After the end of each calendar year the Fund will send you and the Internal Revenue Service (“IRS”) statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.
The Fund intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to Federal income taxes on its income that it distributes to shareholders.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	43

If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the ordinary income dividends paid to you (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Certain distributions that are reported by the Fund as interest-related dividends or short-term capital gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund’s distributions are derived from ordinary dividends, they will not be eligible for this exemption. In addition, under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays to certain foreign shareholders that fail to meet prescribed information reporting or certification requirements. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change.
Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. Federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against your U.S. Federal income tax liability.
Avoid “Buying a Distribution.” If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.
Remember, There May be Taxes on Transactions. Because the prices of the Fund’s shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable. The Fund will notify you if this occurs. In such a case, you would need to reduce the cost basis of your shares for tax purposes, which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares. Any such distribution in excess of your cost basis in your shares will be treated as capital gain.
Cost Basis Reporting. The Fund is required to report to the IRS, and furnish to Fund shareholders, detailed “cost basis” and “holding period” information for Fund shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the cost basis of such shares, (ii) the gross proceeds you received on the redemption and (iii) the holding period for the redeemed shares.
The default method for calculating the cost basis of covered shares is based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund’s Transfer Agent in writing.
You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average cost basis.
This information is only a summary of certain U.S. Federal income tax information about your investment. You are encouraged to consult your tax advisor about the effect of an investment in the Fund on your particular tax situation and about any changes to the applicable law that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.
Financial Highlights
The Financial Highlights Table is presented to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund’s independent registered public accounting firm. KPMG LLP’s report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
44	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Financial Highlights
Class A	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.23
Net realized and unrealized loss	(0.41)
Total from investment operations	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)
Tax return of capital distribution	(0.13)
Total dividends and/or distributions to shareholders	(0.42)
Net asset value, end of period	$9.40

Total Return, at Net Asset Value[3]	(1.82)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,120
Average net assets (in thousands)	$560
Ratios to average net assets:[4]
Net investment income	2.28%
Expenses excluding specific expenses listed below	3.31%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	3.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%
Portfolio turnover rate	51%
1.	For the period from November 6, 2017 (commencement of operations) to October 31, 2018.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Less than 0.005%.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2018	3.31%
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	45

Financial Highlights
Class C	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.15
Net realized and unrealized loss	(0.39)
Total from investment operations	(0.24)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)
Tax return of capital distribution	(0.12)
Total dividends and/or distributions to shareholders	(0.38)
Net asset value, end of period	$9.38

Total Return, at Net Asset Value[3]	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$235
Average net assets (in thousands)	$116
Ratios to average net assets:[4]
Net investment income	1.53%
Expenses excluding specific expenses listed below	4.61%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	4.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.12%
Portfolio turnover rate	51%
1.	For the period from November 6, 2017 (commencement of operations) to October 31, 2018.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Less than 0.005%.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2018	4.61%
46	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Financial Highlights
Class I	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.27
Net realized and unrealized loss	(0.41)
Total from investment operations	(0.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)
Tax return of capital distribution	(0.14)
Total dividends and/or distributions to shareholders	(0.46)
Net asset value, end of period	$9.40

Total Return, at Net Asset Value[3]	(1.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,803
Average net assets (in thousands)	$10,134
Ratios to average net assets:[4]
Net investment income	2.71%
Expenses excluding specific expenses listed below	1.47%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%
Portfolio turnover rate	51%
1.	For the period from November 6, 2017 (commencement of operations) to October 31, 2018.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Less than 0.005%.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2018	1.47%
Oppenheimer SteelPath MLP & Energy Infrastructure Fund	47

Financial Highlights
Class Y	Period Ended October 31, 2018[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.25
Net realized and unrealized loss	(0.42)
Total from investment operations	(0.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)
Tax return of capital distribution	(0.13)
Total dividends and/or distributions to shareholders	(0.44)
Net asset value, end of period	$9.39

Total Return, at Net Asset Value[3]	(1.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$473
Average net assets (in thousands)	$180
Ratios to average net assets:[4]
Net investment income	2.53%
Expenses excluding specific expenses listed below	1.96%
Interest and fees from borrowings	0.00%[5]
Total expenses[6]	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%
Portfolio turnover rate	51%
1.	For the period from November 6, 2017 (commencement of operations) to October 31, 2018.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Less than 0.005%.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended October 31, 2018	1.96%
48	Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Appendix
Special Sales Charge Arrangements and Waivers
In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge (“CDSC”) that may apply to Class A or Class C shares of the Oppenheimer funds may be waived. The sales charge waivers and discounts discussed in the prospectus under “Sales Charge Waivers” are offered by the Fund and Distributor. However, the additional waivers and discounts set forth below may be offered to clients of specific financial intermediaries. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase or redemption of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. The financial intermediary-specific waivers and discounts shown below are only available to clients of those financial intermediaries specifically named in this appendix. Clients of other intermediaries may be eligible for the discounts and waivers listed in the prospectus under “Sales Charge Waivers,” but are not entitled to the waivers and discounts included in this appendix. Please contact your financial intermediary for questions regarding your eligibility and for more information with respect to your financial intermediary’s sales charge waivers and discounts. The waivers below apply to the extent the Fund offers the particular share class identified below. The terms and availability of these waivers and special arrangements may be amended or terminated at any time.
Clients of financial intermediaries with self-directed brokerage accounts must check with their financial intermediary to determine if they are eligible for a particular waiver or discount.
Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. Please contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and to ensure that you understand the steps you must take to qualify for available waivers and discounts. Concessions are not paid by the Distributor unless otherwise noted below.
Sales Charge Reductions and Waivers Available Through Merrill Lynch
Class A Sales Charge Waivers (Concessions paid by Distributor*)
•	Purchases of Class A shares by retirement plans that have any of the following record-keeping arrangements:
1.	The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the retirement plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by certain Merrill Lynch investment advisers, as specified by Merrill Lynch (a “Specified Merrill Lynch Investment Adviser”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by a Specified Merrill Lynch Investment Adviser (the funds described in (a) and (b) are referred to as “Applicable Investments”).
2.	The record keeping for the retirement plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
3.	The record keeping for a retirement plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
* However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
Waivers of Class C Sales Charges
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
49

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A and C Shares Available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Class A Sales Charge Waivers Available Through Mass Mutual Retirement Services
•	Purchases in an OppenheimerFunds-sponsored Rollover IRA held directly with the Transfer Agent by clients of Mass Mutual Retirement Services.
Class A Sales Charge Waivers Available to Share Purchases through LPL Financial (“LPL”)
•	Shares purchased by clients of LPL who are accessing the Oppenheimer funds through LPL’s Mutual Fund Only Platform.
Class A Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform will be eligible for the following Class A front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, or SAR-SEPs plans.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a
50

shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Class A Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing the Oppenheimer Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information.
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Sales Charge Waivers Available at Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan.
•	Return of excess contribution from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
51

•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
52

Information and Services
Statement of Additional Information and Annual and Semi-Annual Reports. The Fund’s Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s Statement of Additional Information and audited financial statements included in its most recent Annual Report dated October 31, 2018, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.
How to Request More Information
You can request the above documents, the notice explaining the Fund’s privacy policy, and other information about the Fund, without charge, by:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 6803 S. Tucson Way Centennial, CO 80112-3924
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com
Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
The Fund’s SEC File No.: 811-23277
SP4826.001.0219

OFI SteelPath Series Trust

February 14, 2019
Statement of Additional Information
OFI STEELPATH SERIES TRUST (the “Trust”) is an investment company consisting of the following series:  Oppenheimer SteelPath MLP & Energy Infrastructure Fund (the “Fund”).
This document contains additional information about Oppenheimer SteelPath MLP Energy & Infrastructure Fund (the “Fund”) and supplements information in the Fund’s prospectus dated February 14, 2019.
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read together with the Fund’s prospectus. The Fund’s financial statements are incorporated by reference into this SAI from its most recent Annual Report. The Fund’s prospectus and most recent Annual Report may be obtained without charge, upon request, by writing to OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown below, or by downloading them from the OppenheimerFunds website at www.oppenheimerfunds.com.
Oppenheimer SteelPath MLP & Energy Infrastructure Fund
NYSE Ticker Symbols
Class A OMLPX	Class Y OMLYX
Class C OMLCX	Class I OMLIX
Oppenheimer SteelPath MLP Energy & Infrastructure Fund6803 South Tucson Way, Centennial, Colorado 80112-39241.800.CALL OPP (225.5677)

Contents
About the Fund
1	Additional Information About the Fund’s Investment Policies and Risks
1	The Fund’s Main Investment Policies
21	Other Investments and Investment Strategies
34	Investment Restrictions
36	Disclosure of Portfolio Holdings
38	How the Fund is Managed
39	Board of Trustees and Oversight Committees
41	Trustees and Officers of the Fund
49	The Manager
52	Brokerage Policies of the Fund
54	Distribution and Service Arrangements
56	Payments to Financial Intermediaries
About Your Account
59	About Your Account
60	How to Buy Shares
63	How to Sell Shares
66	How to Exchange Shares
67	Distributions and Taxes
74	Additional Information About the Fund
Appendix
76	Ratings Definitions
Financial Statements
86	Financial Statements
To Summary Prospectus

Additional Information About the Fund’s Investment Policies and Risks
OFI SteelPath, Inc. (“SteelPath”), the Fund’s investment adviser chooses the Fund’s investments and provides related advisory services to the Fund. The portfolio managers, who are responsible for the day-to-day management of the Fund’s portfolio, are employed by SteelPath. In this Statement of Additional Information (“SAI”), references to the “Manager” or the “investment adviser” mean SteelPath unless the context indicates otherwise or unless otherwise specified. Additionally, any references in this SAI to the “Investment Company Act” refer to the “Investment Company Act of 1940, as amended.” The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., referred to in this SAI as “OFI.”
The investment objective, the principal investment policies and the main risks of the Fund are described in the Fund’s prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund’s Manager can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.
The composition of the Fund’s portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its objective. It may use some of the investment techniques and strategies only at some times or they may not use them at all.
The Fund’s Main Investment Policies
Common Stock. Common stock represents an equity ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.
Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.
Other factors can negatively affect a particular stock’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-cap companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.
Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company’s earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall, their price will likely increase.
Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. “Participating” preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. “Auction rate” preferred stock has a dividend rate that is set by a Dutch auction process.
Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.
Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.
Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer’s common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as “equity equivalents” because of their conversion feature. The market value of a convertible security reflects both its “investment value,” which is its expected income potential, and its “conversion value,” which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security’s price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case, its price will tend to fluctuate with the price of the underlying common stock or other security.
Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Interest rate risk is the risk that when interest rates rise, the values of already-issued convertible debt securities generally fall. When interest rates fall, however, the values of already-issued convertible debt securities generally rise. Credit risk is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund’s income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. The credit ratings of convertible securities generally have less impact on their price than the credit ratings of other debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore are subject to less risk than common stock in case of an issuer’s bankruptcy or liquidation.
For convertible securities that are considered to be “equity equivalents,” their credit quality generally has less impact on the security’s value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as “equity equivalents,” a number of factors may be considered, including:
•	whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a “cap” or a conversion formula or other type of limit;
•	whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
•	whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer’s convertible securities were converted into common stock); and
•	the extent to which the convertible security may participate in any appreciation in the price of the issuer’s common stock.
Convertible securities generally sell at a premium over the value of the common stock into which they could be converted. If the Fund buys a convertible security at a premium, and the underlying common stock does not appreciate as expected, the Fund might not realize a gain on the security or may experience a loss.
The conversion feature of convertible securities generally causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. However, convertible securities generally do not have the same potential for capital appreciation as the underlying stock and may not experience the same decline when the price of the underlying common stock declines. Convertible securities usually only decline to a level called their “investment value,” which is approximately the value of a similar non-convertible debt security.
Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Small- and Mid-Cap Companies. The Fund may focus on equity securities of companies having a market capitalization of a specified size or range, and therefore may invest a substantial portion of its assets in securities of small-, mid- or large-sized companies. The Fund may, from time to time, emphasize companies in one or more capitalization ranges based on the investment adviser’s judgment of where the best market opportunities are. If the Fund focuses on investments in smaller sized companies its share prices may fluctuate more than those of funds focusing on larger companies. The market capitalization ranges used by the Fund will vary.
Investing in Small, Unseasoned Companies. These are companies that have typically been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger, more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the prices of their securities may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. If other investors that own the security are trading it at the same time, it may have a more significant effect on the security’s price than that trading activity would have on the security price of a larger company. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers. These securities may be considered speculative and could increase overall portfolio risks.
Energy Industry, Energy Infrastructure and Energy-Related Assets or Activities. Investing in the Fund entails investing in energy companies that are engaged in the energy-related activities described in the Fund’s prospectus. These energy companies’ securities are subject to many of the risks associated with investments in the energy industry, including the following:
Commodity Price Volatility Risks. The return on an investment in energy companies will depend on the margins received by those companies. Commodity price fluctuations may be swift, and may occur for several reasons, including changes in global and domestic energy markets, general economic conditions, consumer demand, the price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, the availability and price of alternative energy, taxation, and the availability of local, intrastate and interstate transportation systems. These margins may fluctuate widely and unpredictably. Volatility of commodity prices also may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility, which can adversely impact the value, operations, cash flows and financial performance of energy companies. The volatility of energy commodity prices can also indirectly affect certain entities that operate in the midstream segment of the energy industry due to the impact of prices on the volume of commodities transported, processed, stored or distributed.
Supply and Demand Risks. Energy companies are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. A decrease in the exploration, production or development of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or other energy commodities, or a decrease in the volume of such commodities, commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases may be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proven reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, the inability of energy companies to obtain necessary permits or carry out new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. These factors are particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomical for continued production earlier than it would if prices were higher.
A sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions, including embargoes, in other natural resource producing countries, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, changes in commodity prices, and changes in weather. In addition, the profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, crude oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.
Operational Risks. Energy companies are subject to many operating risks, including: inability to timely and effectively integrate newly acquired assets, unanticipated expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations; equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.
A breakdown or failure of an energy company’s operating assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or in the company incurring a liability for liquidated damages. Because of these operating risks and other potential hazards, energy companies may be exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the identified risks may have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or, due to significant demand, such services or equipment may not be available on commercially reasonable terms. A company’s ability to complete capital improvements to existing projects or invest in planned capital projects in a successful and timely manner is dependent upon many variables. Should any such efforts be unsuccessful, an energy company may be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of crude oil and natural gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and natural gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which may impact the production of a particular energy company.

Oil and natural gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates that these companies may charge for pipeline transportation services. An adverse determination to an energy company by the FERC with respect to such tariff rates may have a material adverse effect on that energy company’s business, financial condition, results of operations and cash flows and on its ability to make cash distributions to its equity owners.
Weather and Catastrophe Risks. Extreme weather patterns could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities of energy companies. This volatility may create fluctuations in commodity prices and earnings of such companies. Naturally occurring risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011 and Hurricane Sandy in 2012, resulted in substantial damage to the facilities of certain companies located in the affected areas, created significant volatility in the supply of energy, and adversely impacted the prices of certain energy company securities. Future natural disasters, or even the threat thereof, can result in similar volatility and can adversely affect commodity prices and earnings of energy companies. The operations of energy companies are also subject to many other catastrophic or environmental hazards, including damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. The BP oil spill in 2010 is one such example. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an energy company’s operations and financial condition and the securities issued by the company.
Terrorism Risks. Energy companies, and the market for their securities, are subject to disruption as a result of terrorism-related risks. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. Events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an energy company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States' pipeline infrastructure, can at times be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Cyber hacking may also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy industry assets, including exploration and production facilities as well as pipelines and transmission and distribution facilities, may be specific targets for terrorist activity. Such events have led, and in the future may lead, to short-term market volatility, and may also have long-term effects on companies in the energy industry and the market price of their securities. Such events may also adversely affect the business and financial condition of particular companies.
Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves. Energy companies’ estimates of proven reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. The calculation of estimated reserves requires subjective estimates of underground accumulations and utilizes assumptions concerning future prices, production levels, and operating and development costs. These estimates and assumptions may prove to be inaccurate. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may likewise prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions may materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This is particularly true for new areas of exploration and development, such as in North American crude oil and natural gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time, and a significant slowdown in the identification or availability of reasonably priced and accessible proven reserves for these companies could adversely affect their business.
Capital Markets and Other Financial-Related Risks. Some energy companies may rely on capital markets to raise money to pay their existing obligations or facilitate other operations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy companies described above, by general economic and market conditions or by other factors. In addition, certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding As a result of any of the foregoing, energy companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, energy companies may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, or take advantage of other business opportunities.
The values of energy company securities are also susceptible to decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner and respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations. Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for energy companies. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.
Acquisition Risk. The ability of energy companies to grow and, where applicable, to increase dividends or distributions to their shareholders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such acquisitions, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.
Competition Risk. Energy companies may face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, private equity investors and other energy companies, will have superior financial and other resources.
Regulatory Risks of Energy Companies. Energy companies are subject to stringent federal, state and local environmental laws and regulations as well as international treaties and foreign governmental authorities. Changes in the laws, regulations or related interpretations relating to the operations and compliance requirements of energy companies could increase their expenses, reduce their cash distributions, negatively impact the value of their securities, or otherwise impact their ability to implement business strategies. Energy companies can be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards imposed by such jurisdictions. They often have to make significant capital and other expenditures to comply with these laws and regulations, with no assurance that they can recover any of the related costs. Failure to comply with such laws and regulations can result in the imposition of costly fines or other sanctions. Regulation exists with respect to multiple aspects of their operations, including but not limited to, reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore crude oil and natural gas operations; and the prices energy companies may charge for the crude oil and natural gas produced or transported under federal and state leases and for other products and services. Various governmental authorities have the power to enforce compliance both with these regulations and permits issued pursuant to them, and violators may be subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies may be enacted in the future which increase compliance costs and adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

Climate change regulation may result in increased operations and capital costs for energy companies. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies incurring increased costs to operate and maintain facilities and to administer and manage a greenhouse gas emissions program, which in turn may reduce demand for fuels that generate greenhouse gases that are produced or managed or produced by such companies.
The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of crude oil and natural gas from formations that would not be economically viable without the use of hydraulic fracturing.
Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Certain MLPs regulated by FERC have the right, but not the obligation, to redeem all their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services. The rates assessed for these rate-regulated electric power companies by state and local regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where electric power companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business. The Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by such Fund or other funds and accounts managed by the Manager and its affiliates. Accordingly, the Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by that Fund or other funds or accounts managed by the Manager and its affiliates.
MLPs have special regulatory risks. Changes in the laws, regulations or related interpretations relating to investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in the MLP itself being treated as a corporation for U.S. federal income tax purposes, which could result in a requirement to pay federal income tax on its taxable income and have the effect of reducing the amount of cash available for distribution or the value of the Fund’s investment. Due to the heavy state and federal regulations that an MLP’s assets may be subject to, an MLP’s profitability could be adversely impacted by changes in the regulatory environment.
The Fund expects that the MLPs in which the Fund invests will generally be qualified publicly traded partnerships. Because the Fund intends to qualify as a regulated investment company it must satisfy, among other tests, a 25% asset test to do so. The treatment of certain of the Fund’s investments for purposes of satisfying the 25% asset test may be unclear, and it is possible that the Internal Revenue Service or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement.
Master Limited Partnerships (MLPs). The Fund can invest in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities.
MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.
MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. (“NYSE'') and the Nasdaq National Market System (”Nasdaq''). MLP common units can be purchased through open market transactions and underwritten offerings, but may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (“MQD”), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.
MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units may be purchased directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.
MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units may be purchased in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or OTC, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.
MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units can be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs''), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
Limited Liability Company Common Units. Some energy infrastructure companies in which a Fund may invest have been organized as Limited Liability Companies (”LLCs“). Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, a Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
MLP Affiliates. The Fund may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.
I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.
MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade or that are unrated but judged to be below investment grade by the investment adviser at the time of purchase. A debt security of an MLP will be considered to be investment grade if it is rated as such by one of the rating organizations or, if unrated, are judged to be investment grade by the investment adviser at the time of purchase. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
Risks of Investing in MLPs. Investments in securities of MLPs involve risks that are subject to all the risks of investments in common stock, in addition to risks related to MLPs. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price. MLPs may also issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including the Fund’s ownership interest.
Neither the Fund nor its investment manager has control over the actions of underlying MLPs, particularly as to whether the MLPs can make distributions to its partners and on the tax character of those distributions. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.
Debt Securities. The Fund can invest in a variety of debt securities to seek its objective. In general, debt securities may be subject to the risks described below. Foreign debt securities are also subject to the risks of foreign securities described in this SAI.
•	Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.
•	Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.
•	Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, below-investment-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, investment-grade bonds. In making investments in debt securities, the investment adviser may rely to some extent on the ratings of national statistical rating organizations or it may use its own research to evaluate a security’s credit-worthiness. If securities purchased are unrated, they may be assigned a rating by the investment adviser in categories similar to those of a national statistical rating organization. There are no investment policies establishing specific maturity ranges for investments, and they may be within any maturity range (short, medium or long) depending on the investment adviser’s evaluation of investment opportunities available within the debt securities markets.
•	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that it might be difficult to sell them promptly at an acceptable price.
•	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, prepayments on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
•	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, it may be necessary to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
•	Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. It may be necessary to reinvest the proceeds at a lower interest rate, reducing income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If these securities are purchased at a premium, accelerated prepayments on those securities could cause losses on a portion of the principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•	Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable capital gain distributions to shareholders, if applicable. Similarly, the prices of the Fund’s holdings could be adversely affected if an investment account managed similarly to the Fund was to experience significant redemptions and that account were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as a result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows, as well as other adverse market and economic developments. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all).
Following the financial crisis, the Federal Reserve sought to stabilize the economy by keeping the federal funds rate near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing.” As the Federal Reserve has completed the tapering of its securities purchases pursuant to quantitative easing, it has recently raised interest rates on multiple occasions, and continues to consider future raises to the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.
In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.
Credit Ratings of Debt Securities. Ratings by ratings organizations such as Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the debt securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality or indicative of market value risk. Debt securities that have the same maturity, coupon and rating may have different yields, while other debt securities that have the same maturity and coupon but different ratings may have the same yield. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
“Investment-grade” securities are those rated within the four highest rating categories of S&P’s, Moody’s, Fitch or another nationally recognized statistical rating organization (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). While securities rated within the fourth highest category by S&P’s (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade,” they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.
Below-investment-grade securities (also referred to as “junk bonds”) are those rated below investment grade by the S&P, Moody’s, Fitch or other nationally recognized statistical rating organization or unrated securities the investment adviser believes are of comparable quality.
After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the investment adviser will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody’s, S&P, Fitch or another nationally recognized statistical rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use similar ratings as standards for investments in accordance with the Fund’s investment policies. The investment adviser continuously monitors the issuers of below-investment-grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.
A list of the rating categories of Moody’s, S&P, Fitch and other nationally recognized statistical rating organizations for debt securities is contained in an Appendix to this SAI.

Unrated Securities. Because the Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.
Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) are those rated below investment grade by S&P, Moody’s, Fitch or other nationally recognized statistical rating organization or unrated securities the investment adviser believes are of comparable quality. The investment adviser continuously monitors the issuers of below-investment-grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. While below-investment-grade securities generally may have a higher yield than securities rated in the investment-grade categories, they are subject to increased risks. Below-investment-grade securities are considered to be speculative with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. The risks of below-investment-grade securities include:
•	Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Negative economic developments may have a greater impact on the prices of below-investment-grade securities than on those of investment-grade securities. In addition, the market values of below-investment-grade securities tend to reflect individual issuer developments to a greater extent than do the market values of investment-grade securities, which react primarily to fluctuations in the general level of interest rates.
•	Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. The issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Below-investment-grade securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. If the issuer experiences financial stress, it may not be able to pay interest and principal payments in a timely manner. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing. In the event of a default of an issuer of a below-investment-grade security, the Fund may incur expenses to the extent necessary to seek recovery or to negotiate new terms.
•	Below-investment-grade securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which could limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. As a result, investors in below-investment-grade securities have a lower degree of protection with respect to principal and interest payments than do investors in investment-grade securities.
•	There may be less of a market for below-investment-grade securities and as a result they may be harder to sell at an acceptable price. Not all dealers maintain markets in all below-investment-grade securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for investment-grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many below-investment-grade securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. In addition, the trading volume for below-investment-grade securities is generally lower than that for investment-grade securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain below-investment-grade securities due to the limited number of investors in that sector of the market. When the secondary market for below-investment-grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations.
•	Below-investment-grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. During times of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and finance them with securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them; the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.
•	Below-investment-grade securities markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. An increase in interest rates could severely disrupt the market for below-investment-grade securities. Additionally, below-investment-grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s net asset value and investment practices, the secondary market for below-investment-grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding below-investment-grade securities, especially in a thinly traded market.
These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of below-investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.
While securities rated “Baa” by Moody’s, “BBB” by S&P or Fitch, or the similar category by the investment adviser if an unrated security, are investment grade, they may be subject to special risks and have some speculative characteristics.
Floating Rate and Variable Rate Obligations. Some debt securities have variable or floating interest rates. The interest rates on floating rate obligations change based on changes to a stated prevailing base market interest rate, such as a bank’s prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, the London Interbank Offered Rate (“LIBOR”) or some other standard. The interest rate on a floating rate obligation is adjusted automatically at specified times to give effect to changes in the base rate. The interest rate on a variable rate obligation is adjusted at stated periodic intervals to reflect current market interest rates. Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value, so the potential for capital appreciation or depreciation is less than that for comparable fixed-rate obligations.
Floating rate and variable rate obligations may have features that permit the holder to recover the principal amount of the security at specified intervals, generally not exceeding one year, upon notice to the issuer. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times, generally for par value plus accrued interest, according to the terms of the obligations. The issuer of a demand obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the security plus accrued interest. The issuer usually must provide a specified number of days’ notice to the holder. Variable rate demand obligations may include master demand notes, which are obligations that permit the fund to invest fluctuating amounts in them.
The credit quality of a floating rate or variable rate obligation may be enhanced by being backed by a letter of credit or guarantee issued by a financial institution, corporation, the U.S. government or other entity.
Zero-Coupon and Stripped Securities. The Fund may buy zero-coupon, delayed-interest and “stripped” securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy the following types of zero-coupon or stripped securities, among others: U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing an interest in stripped securities.
Zero-coupon securities do not make periodic interest payments and are sold at a discount from their face value. The buyer recognizes return from the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The amount of the discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. Unless there is an adverse change in the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities convert to a security with a specified coupon rate at a predetermined date.
Because zero-coupon securities make no periodic interest payments, their effective interest rate is fixed at the time they are issued and their prices are generally more volatile than the prices of other debt securities. The value of zero-coupon and stripped securities may fall more sharply than the value of interest-paying securities when prevailing interest rates rise. When interest rates fall, zero-coupon and stripped securities tend to increase in value more rapidly because they have a fixed rate of return.
The Fund’s investments in zero-coupon and stripped securities may require the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To satisfy those distribution requirements, the Fund may need to sell portfolio securities that it would otherwise continue to hold.
Foreign Securities. Foreign securities include equity and debt securities of issuers organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governmental or by supra-national entities, such as the World Bank, or by their agencies or instrumentalities. They may also include securities of issuers

(including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Securities denominated in foreign currencies issued by U.S. companies may also be considered to be “foreign securities.” Foreign securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.
Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in a wider range of issuers, in countries with economic policies or business cycles that differ from those in the United States and in markets that often do not move parallel to U.S. markets. Because of these features, foreign investments may reduce portfolio volatility.
The percentage of assets allocated to foreign securities may vary over time depending on a number of factors, including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The investment adviser may analyze fundamental economic criteria, including for example: relative inflation levels and trends, growth rate forecasts, natural resources, reliance on particular industries, balance of payments status, interest rates, market conditions, currency values, international trading patterns, trade barriers, diplomatic developments, social and political factors, and economic policies.
Securities of foreign issuers that are represented by American Depository Receipts, or similar depository arrangements, or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for purposes of the Fund’s investment allocations, because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad.
Risks of Foreign Investing. Investments in foreign securities present risks and considerations not usually associated with investments in U.S. securities. Those may include:
•	a lack of public information about foreign issuers;
•	lower trading volume and less liquidity in foreign securities markets than in U.S. markets;
•	greater price volatility in foreign markets than in U.S. markets;
•	less government regulation of foreign issuers, exchanges and brokers than in the U.S.;
•	a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;
•	fluctuations in the value of foreign investments due to changes in currency rates;
•	the expense of currency exchange transactions;
•	greater difficulties in pricing securities in foreign markets;
•	foreign government restrictions on investments by U.S. and other non-local entities;
•	higher brokerage commission rates than in the U.S.;
•	increased risks of delays in clearance and settlement of portfolio transactions;
•	unfavorable differences between the U.S. economy and some foreign economies;
•	greater difficulty in commencing and pursuing lawsuits or other legal remedies;
•	less regulation of foreign banks and securities depositories;
•	increased risks of loss of certificates for portfolio securities;
•	government restrictions on the repatriation of profits or capital or other currency control regulations;
•	the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments;
•	the reduction of income by foreign taxes; and
•	potential for time-zone arbitrage.
Foreign investments are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those investments. Generally, when the U.S. dollar increases in value against a foreign currency, an investment denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, an investment denominated in that currency is worth more in U.S. dollars. The Fund must compute its net asset value and its income in U.S. dollars and a change in the dollar value of a foreign currency will generally result in a change in the Fund’s net asset value or its investment income that is available for distribution to shareholders. Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. Foreign currency losses that occur after the Fund has distributed income may result in the Fund having made a distribution that was larger than its investment income during a particular fiscal period. In that case, the additional amount distributed would be classified as a return of capital to shareholders.
In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but, in addition to being subject to all the risks of foreign investing, also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; be subject to trade barriers; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information about certain risks associated with emerging and developing markets is provided below.
•	Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently, they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.
•	Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems. Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which some assets are uninvested and no return is earned on those assets. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.
•	Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.
•	Less Developed Governments and Economies. Developing or emerging market countries may have less developed legal and accounting systems, and their governments may also be more unstable than the governments of more developed countries. For example, governments of some developing or emerging market countries have defaulted on their bonds and there is the risk of this happening in the future. These countries may also have less protection of property rights than more developed countries. Developing or emerging market countries also may be subject to social, political or economic instability, and have greater potential for pervasiveness of corruption and crime, armed conflict, the adverse economic impact of civil war and religious or ethnic unrest. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may also be subject to greater potential difficulties in enforcing contractual obligations.
•	Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Also, a government might impose temporary restrictions on remitting capital abroad if the country’s balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, income or capital gains may not be able to be transmitted to the United States. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, managed adjustments in relative currency values and other protectionist measures, and practices such as share blocking. Share blocking is the practice in certain foreign markets where voting rights related to an issuer’s securities are predicated on those securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. Such restrictions have the effect of prohibiting the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting. The share blocking period can last up to several weeks, typically terminating on a date established at the discretion of the issuer. Share blocking may prevent the Fund from buying or selling securities for a period of time. When shares are blocked, trades in such securities will not settle. Having a blocking restriction lifted can be difficult and onerous, with the particular requirements varying widely by country. In some countries, the block cannot be removed for the duration of time it is effective. Additionally, the imposition of restrictions on investments by foreign entities might result in less attractive investment opportunities or require the sale of existing investments. Investments in developing or emerging market countries may also be subject to greater risks relating to the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country.
•	Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. Privatization programs may offer opportunities for significant capital appreciation, in the appropriate circumstances. However, in certain developing countries, the ability of foreign entities to participate in privatization programs may be limited by local law. Additionally, the terms on which a foreign entity might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that privatization programs will be successful.

Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries, collectively known as “member states.” One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
The global economic crisis that began in 2008 has caused severe financial difficulties for many EU member states, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU member states. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund (IMF), and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU member states will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.
Some EU member states may continue to be dependent on assistance from the ECB, the IMF, or other governments and institutions. Such assistance could depend on a country’s implementation of reforms or attainment of a certain level of performance. Failure by one or more EU member states to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member state relinquishes control of its own monetary policies. As a result, EU member states are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.
Additionally, it is possible that EMU member states could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the EMU. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably. Furthermore, the United Kingdom’s (“UK”) intended departure from the EU, known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the UK. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation of UK banks. While the full impact of Brexit is unknown, market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, the risks related to Brexit could be more pronounced if one or more additional EU member states seek to leave the EU.
Pay-in-kind (PIK) Securities. Pay-in-kind (“PIK”) securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risks as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. The higher interest rates of pay-in-kind securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans. If the issuer defaults, a Fund may obtain no return at all on its investment. Even if accounting conditions are met, the issuer of the securities could still default when the Fund’s actual collection is supposed to occur at the maturity of the obligation. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Pay-in-kind securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. Additionally, the deferral of payment-in-kind interest also reduces the loan-to-value ratio at a compounding rate. Additionally, a Fund may be required to recognize income on certain PIK securities for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. Pay-in-kind securities also create the risk that management fees may be paid to the Manager based on non-cash accruals that ultimately may not be realized. In such instances, the Manager may not be obligated to reimburse the Fund for such fees.

Private Equity and Debt Investments. Private equity investments, which include private investments in public equity (PIPEs), and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. A Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to Securities and Exchange Commission reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial conditions and results of operations of the privately held companies in which a Fund invests.
Private Investments in Public Equity (PIPEs). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Senior Loans and Other Loans. Among other debt securities described elsewhere in this SAI, the Fund may invest in loans, and in particular, in floating rate loans (sometimes referred to as “adjustable rate loans”) that hold (or in the judgment of the investment adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans” in this SAI. Loans typically are arranged through private negotiations between a borrower and one or more financial institutions (“Lenders”). Usually the Lenders are represented by an agent (“Agent”), which usually is one of the Lenders. The borrowers may use the proceeds of loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings, or for other purposes.
Agents typically are commercial or investment banks that originate loans and invite other parties to join the lending syndicate. In larger transactions, it is common to have several Agents. However, only one Agent usually has primary responsibility for documentation and administration of the loan. Agents are normally paid fees by the borrower for their services. While the Fund can serve as the Agent or co-agent for a loan, the Fund currently does not intend to act as an Agent or co-Agent. Agents, acting on behalf of the Lenders, generally are primarily responsible for negotiating the loan agreement, which establishes the terms and conditions of the loan and the rights of the borrower and the Lenders. The Fund will rely on Agents to collect payments of principal and interest on a loan. The Fund also will rely in part on Agents to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the Lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition.
Loans may be secured or unsecured. Where a loan is secured, Agents usually monitor the adequacy of assets that collateralize loans. In reliance upon the opinions of their legal counsel, Agents generally are also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing loans, if any.
Financial difficulties of Agents can pose a risk to the Fund. If an Agent for a particular loan becomes insolvent, the Fund could incur losses in connection with its investment in that loan. An Agent could declare bankruptcy, and a regulatory authority could appoint a receiver or conservator. Should this occur, the assets that the Agent holds under the loan agreement, if any, should continue to be available to the Lenders, including the Fund. A regulator or a court, however, might determine that any such assets are subject to the claims of the Agent’s general or secured creditors. If that occurs, the Fund might incur costs and delays in realizing final payment on a loan, or the Fund might suffer a loss of principal or interest. The Fund may be subject to similar risks when it buys a participation interest in a loan. Most participations purchased by the Fund are structured to be “true sales” of the underlying loan, in which case the loan should not be included in the bankruptcy estate of the participation seller. However, a court might determine that the participation was not in fact a “true sale”, in which case the Fund would be a general unsecured creditor of the participation seller.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.
How the Fund Invests in Loans. The Fund may invest in loans in one or more of three ways: the Fund may invest directly in a loan by acting as an original Lender; the Fund may invest directly in a loan by purchasing a loan by an assignment from the Agent or other Lender; or the Fund may invest indirectly in a loan by purchasing a participation interest in a loan from an Agent or other Lender. The Fund may also gain exposure to loans indirectly using certain derivative instruments, which is discussed elsewhere in this SAI.
•	Original Lender. The Fund can invest in loans, generally “at par” (a price for the loan equal approximately to 100% of the funded principal amount of the loan, minus any original issue discount) as an original lender. When the Fund is an original lender, it is entitled to receive a return at the full interest rate for the loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower and will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest.
•	Assignments. The Fund may also purchase a loan by assignment. When the Fund purchases a loan by assignment, it typically succeeds to whatever rights and obligations the assigning lender had under the loan agreement and becomes a “lender” under the loan agreement, entitled to the same rights (including, but not limited to, enforcement or set-off rights) that are available to lenders generally.
•	Participation Interests. These investments represent an undivided, indirect interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate. The participation seller remains as lender of record, and continues to face the borrower, the agent, and the other parties to the loan agreement, while the Fund generally acquires beneficial ownership of the loan. Participation interests are subject to the ongoing counterparty risk of the participation seller (and, in certain circumstances, such seller’s credit risk) as well as the credit risk of the borrower.
While the Fund expects to have access to financial and other information regarding the borrower that has been made available to the lenders under a loan, it may not have such information in connection with participation interests and certain loan assignments. Additionally, the amount of public information available with respect to loans generally will be less extensive than what is available for exchange-listed or otherwise registered securities.
The Manager will normally seek to avoid receiving material, non-public information about the issuers of loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish material, non-public information to existing and prospective investors in the issuer’s loans. The Manager’s decision not to receive material, non-public information may place the Manager at a disadvantage relative to other investors in loans (such as by having an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Manager’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Manager’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.
Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, the Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Manager’s efforts to avoid such possession, but in other instances the Manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Manager’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Participation interests involve risks for the Fund. Participation interests are primarily dependent upon the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. In buying a participation interest, however, the Fund assumes both the credit risk of the borrower and the counterparty risk of the Lender selling the participation interest. As with an assignment or a loan originated by the Fund, there is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund’s income may be reduced and the value of the investment in the participation interest might also decline. Further, the seller of the participation interest will have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives from the borrower. In addition, if the seller of the participation interest fails to perform its obligations, purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest, including in cases where the borrower may have performed its obligation to the Lender that issued the participation (e.g., if the participation seller fails to pass along to the Fund payments received from the borrower). Although most participation interests purchased by the Fund are structured to cause the Fund to become beneficial owner of the relevant loans, and therefore avoid this outcome, if a Lender that sells the Fund a participation interest becomes insolvent, the Fund may be treated as a general creditor of the Lender. As a general creditor, the Fund will have to share the proceeds of the loan with any other creditors of the Lender. The Fund will acquire a participation interest only if the investment adviser determines that the Lender (or other intermediary Participant) selling the participation interest is creditworthy.
The Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original Lenders or of investors who acquire an assignment of that loan. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation interest and only when the Lender receives the payments from the borrower. In purchasing participation interests, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund generally will have no right directly to enforce compliance by the borrower with the terms of the related loan agreement, nor will the Fund necessarily have the right to object to certain changes to the loan agreement agreed to by the selling institution.
If the Fund buys a participation interest in a loan, the Fund may be subject to any rights of set-off the borrower has against the selling institution (although recourse to the selling institution may be available in the event of any such set-off). In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the Lender selling the participation (although recourse to the Lender may be available). As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original Lender or assignee, and therefore a participation may be relatively illiquid as compared to a direct investment in a loan because of a smaller universe of investors who are willing to assume these additional risks present in a participation.
Fees. The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in loans. Borrowers typically pay three kinds of fees to Lenders: facility fees (which may be structured as original issue discount) when a loan is originated; commitment fees on an ongoing basis based on the unused portion of a loan commitment; and prepayment penalties when a borrower prepays a loan.
The Fund receives these fees directly from the borrower if the Fund is an original Lender or, in the case of commitment fees and prepayment penalties, if the Fund acquires an assignment. Whether the Fund receives a facility fee in the case of an assignment or participation interest depends on negotiations between the Fund and the Lender selling the interests.
When the Fund buys an assignment or a participation, it may be required to pay a fee, or cede a portion of the interest and fees that accrued prior to settlement of the assignment, to the lender selling the assignment or the participant. Occasionally, the selling lender pays a fee to the assignee or the participant. If the Fund assigns a loan or sells a participation, it may be required to pass along to a buyer a portion of any interest and fees that the Fund would otherwise be entitled to. In addition, in the case of an assignment, the Fund may be required to pay a transfer fee to the lending agent. If the Fund sells a participation interest, the Fund may be required to pay a transfer fee to the Lender that holds the nominal interest in the loan.
Interest Rate Benchmarks for Floating Rate Loans. Interest rates on floating rate loans adjust periodically based on a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate usually is the Prime Rate, LIBOR, the Federal Reserve federal funds rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).
•	The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank’s lowest available rate.
•	LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on deposits in a particular currency. Because Senior Loans are U.S. dollar denominated, any applicable LIBOR rate for Senior Loans would be in respect of U.S. dollar deposits. The market views changes in short-term LIBOR rates as closely related to changes in the Federal Reserve federal funds rate, although the two are not officially related.
•	The Federal Reserve federal funds rate is the rate that the Federal Reserve Bank charges member banks for borrowing money.
The interest rate on Prime Rate-based loans floats daily as the Prime Rate changes, while the interest rate on LIBOR based loans is reset periodically, typically between 30 days and one year. Quarterly interest periods are most common for floating rate loans in which the Fund invests. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year (although interest periods longer than six months will often require lender consent). Investing in loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates: falling short-term floating interest rates tend to decrease the income payable to the Fund on its floating rate loan investments, and rising short-term floating interest rates tend to increase that income. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swaps or total return swap transactions. The Fund also will attempt to maintain a dollar-weighted average time period to the next interest rate adjustment of 90 days or less for its portfolio of floating rate loans. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate loans, especially if rates change sharply in a short period, because the resets of the interest rates on the underlying portfolio of floating rate loans occur periodically and will not all happen simultaneously with changes in prevailing rates.
Floating rate loans are generally structured so that borrowers pay higher margins when they elect LIBOR-based borrower options. This permits lenders to obtain generally consistent yields on floating rate loans, regardless of whether borrowers select the LIBOR-based options or the Prime-based option. In market conditions where the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point that the higher margins paid by borrowers for LIBOR based pricing options do not compensate for the differential between the Prime Rate and the LIBOR base rates, borrowers may select the LIBOR-based pricing option, resulting in a yield on floating rate loans that is consistently lower than the yield available from the Prime Rate-based pricing option. In sustained periods of such market conditions, this tendency will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks. The Manager cannot predict the occurrence of these conditions nor their duration in the event they do occur.
In addition, in market conditions where short term interest rates are particularly low, certain floating rate loans may be issued with a feature that prevents the relevant benchmark rate from adjusting below a specified minimum level. This is achieved by defining a “floor” to the benchmark rate, so that if downward market movements of the benchmark rate would, absent this feature, cause the benchmark rate to fall below the floor, with this feature, the benchmark rates of these floating rate loans become fixed at the applicable minimum floor level until short term interest rates (and therefore the benchmark rate) rise above that level. Although this feature is intended to result in these floating rate loans yielding more than they otherwise would when short term interest rates are low, the feature might also result in the secondary market prices of these floating rate loans becoming more sensitive to changes in interest rates should short term interest rates rise.
The Fund may invest in loans having a fixed rate of interest, however it is unlikely to do so given fixed rate loans are uncommon in the loan market generally.
Prepayment Risk and Loans. Loans typically have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. The reinvestment by the Fund of the proceeds of prepaid loans could result in a reduction of income to the Fund in falling interest rate environments. Prepayment penalty fees that may be assessed in some cases may help offset the loss of income to the Fund in those cases.
Subordination. Senior loans generally hold the most senior position in a borrower’s capital structure. Borrowers generally are required contractually to pay the holders of senior loans before they pay the holders of corporate bonds or subordinated debt and preferred or common stockholders. Lenders obtain priority liens that typically provide the first right to cash flows or proceeds from the sale of a borrower’s collateral, if any, if the borrower becomes insolvent. That right is subject to the limitations of bankruptcy law, which may provide higher priority to certain other claims such as, for example, employee salaries, employee pensions and taxes. Senior loans are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
Lien Position. Loans that are collateralized may have multiple lenders or other creditors that take different lien positions. This means that if the borrower defaults on its obligations under the loan and the loan creditors enforce their security interest or if the borrower becomes bankrupt, the secured claims of the creditors in the first lien position will be satisfied prior to the secured claims of the creditors in the second lien position. If the cash flow and assets of the borrower are insufficient to satisfy both the first lien loans and the second lien loans in full, the creditors in the second lien position may not be satisfied in full. Intercreditor arrangements that are often present where a loan has first and second lien positions typically include ‘standstill’ provisions whereby the enforcement rights of second lien creditors are restricted in favor of the first lien creditors’ rights and give the first lien creditors the right to accept or reject any restructuring plans in the event of the default or insolvency of the borrower. If a loan has first and second lien positions, typically the Fund will invest in the first lien position; however, it may invest in the second lien position. Second lien positions generally pay a higher margin than first lien positions to compensate second lien creditors for the greater risk they assume.
Collateral. Loans, like other debt obligations, are subject to the risk of the borrower’s non-payment of scheduled interest and/or principal. While certain of the Fund’s investments in loans may be secured by collateral that the investment adviser believes to be equal to or in excess of the principal amount of the loan at the time of investment, there can be no assurance that the liquidation of such collateral, if any, would satisfy the borrower’s obligations in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of a borrower’s bankruptcy, the Fund could experience delays or limitations in its ability to realize the benefits of collateral securing a loan.
For the loans in which the Fund invests that are secured by collateral, that collateral may include the borrower’s tangible assets, such as cash, accounts receivable, inventory, real estate, buildings and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees or other credit support as a form security. A loan agreement may or may not require the borrower to pledge additional collateral to secure a loan if the value of the initial collateral declines, or if additional assets are acquired by the borrower. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of those assets would satisfy in full a borrower’s obligations under a loan. If the collateral consists of stock of the borrower or its subsidiaries or affiliates, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss.
Generally, the Agent for a particular loan is responsible for monitoring collateral and for exercising remedies available to the Lenders such as foreclosure upon collateral in the event of the borrower’s default. However, the Agent will usually only be liable for its gross negligence or willful misconduct, and not for ordinary negligence. In certain circumstances, the loan agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. The Fund may also invest in loans that are not secured by collateral. Unsecured loans involve additional risk because the lenders are general unsecured creditors of the borrower and any secured creditors may have prior rights of recourse to the assets of the borrower, and the assets of the borrower may be insufficient to satisfy in full all obligations owed to its creditors.
Highly Leveraged Transactions and Insolvent Borrowers. The Fund can invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit risks than other loans. Highly leveraged loans and loans in default also may be less liquid than other loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.
The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding against a borrower could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:
•	Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.
•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.
•	The court might discharge the amount of the loan that exceeds the value of the collateral or assets to which the lenders have recourse.
•	The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law.
Borrower Covenants and Lender Rights. Loan agreements generally have contractual terms designed to protect Lenders. Loan agreements often include restrictive covenants that limit the activities of the borrower. A restrictive covenant is a promise by the borrower not to take certain actions that might impair the rights of Lenders. Those covenants typically require the scheduled payment of interest and principal and may include restrictions on dividend payments and other distributions to the borrower’s shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on the borrower’s total debt. In addition, a covenant may require the borrower to prepay the loan or debt obligation with any excess cash flow, proceeds of asset sales or casualty insurance, or other available cash. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after the expiration of any cure period) in a loan agreement that is not waived by the Agent and the Lenders normally is an event of default, permitting acceleration of the loan. This means that the Agent has the right to demand immediate repayment in full of the outstanding loan. If a loan is not paid when due, or if upon acceleration of a loan, the borrower fails to repay principal and accrued (but unpaid) interest in full, this failure may result in a reduction in value of the loan (and possibly the Fund’s net asset value).
Lenders typically have certain voting and consent rights under a loan agreement. Action subject to a Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of a loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or releasing collateral for the loan, frequently requires the unanimous vote or consent of all Lenders affected.
If the Fund is not a direct lender under the loan because it has invested via a participation, derivative or other indirect means, the Fund may not be entitled to exercise some or all of the Lender rights described in this section.
Delayed Draw Loans. The Fund may have obligations under a loan agreement to make disbursements of loans after the initial disbursement in certain circumstances, for example if the loan was partially “unfunded” at the time the Fund invested or if there otherwise is an ongoing commitment from the lenders to disburse further loans. The Fund intends to establish a reserve against such contingent obligations by identifying on its books cash or other liquid assets. The Fund will not purchase a loan that would require the Fund to make additional loans if as a result of that purchase all of the Fund’s additional loan commitments in the aggregate would cause the Fund to fail to meet any applicable asset segregation requirements.
Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of loans, including via participation, take relatively longer to settle. This is partly due to the nature of loans, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, dealers frequently insist on matching their purchases and sales, which can lead to delays in the Fund’s settlement of a purchase or sale in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences.
The Loan Syndications and Trading Association (the “LSTA”) has promulgated a “delay compensation” provision in its standard loan documentation that mitigates the direct risk of permanently losing interest payments as a result of delayed settlement by causing interest to begin to accrue for the buyer’s account after the seventh business day following the trade date (for distressed trades, the twentieth business day). However, this does not mitigate the other risks of delayed settlement. In addition, the mechanism itself can result in opportunistic behavior: A seller, having locked in its trade, might delay closing for seven business days in order to maximize its interest collections, even if it could have closed earlier, while a buyer may no longer feel any pressure to close at all, since interest is accruing for its benefit, and may choose to use its cash elsewhere. The LSTA has further attempted to put an outer limit on long, unjustified settlement delays by promulgating “buy-in/sell-out” provisions that allow a party to enter into a “cover” trade if the other party refuses to close. However, these provisions are complicated, time-consuming, and little-used, and are in any event not triggered until the fifteenth business day after the trade date (for distressed trades, the fiftieth business day).
To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.
Other Investments and Investment Strategies
Risks of Initial Public Offerings (IPOs). The Fund has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
Alternative and Renewable Energy Companies. The Fund also may invest in energy companies that are engaged in business activities related to alternative and renewable energy. These companies may include, for example, companies involved in alternative and renewable energy, such as ethanol, hydrogen, biodiesel, nuclear, solar, wind, hydropower or geothermal power. The alternative energy industry can be significantly affected by government regulations and subsidies, rapid technological change, and changes in the supply and demand for traditional energy sources. Changing political priorities and supply and demand may also have a significant impact on the availability of funding for research, development, and adoption of new technologies. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, the Fund also may invest in companies engaged in business activities in these new and developing areas.
Derivatives and Hedging. Derivative instruments may be used for liquidity, for hedging purposes, to seek income or for other investment purposes. Some of the types of derivative instruments and hedging strategies the Fund may use are:
•	futures
•	put and call options
•	currency options
•	options on futures
•	forward contracts
•	swaps
•	swaptions
•	indexed-linked notes
•	currency-linked notes
•	“structured” notes
•	equity-linked debt securities
•	convertible notes
Derivatives can be used to attempt to hedge against declines in the market value of portfolio securities, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. They can also be used to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from an anticipated rise in their market value. In that case, the securities would normally be purchased and then the derivative position would be terminated. Hedging strategies are intended to reduce losses but they may also cause losses or limit gains if the hedging instrument or strategy does not perform as anticipated.
Futures. Futures contracts may relate to (1) an individual stock (“single stock futures”), (2) a debt security (these are referred to as “interest rate futures”), (3) broadly-based stock indices (“stock index futures”), (4) bond indices (these are referred to as “bond index futures”), (5) other broadly based securities indices (these are referred to as “financial futures”), (6) foreign currencies (these are referred to as “forward contracts”), (7) commodities (these are referred to as “commodity futures”), or (8) volatility index futures (these are referred to as “VIX futures”).
Single Stock Futures. A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security of an issuer to settle the futures transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges.
Interest Rate Futures. An interest rate future obligates the seller to deliver cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.
Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The buyer or seller of a stock index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index’s value in response to the changes in the relative values of the underlying stocks that are included in the index over the term of the contract. A stock index cannot be purchased or sold directly.
Bond Index Futures. Bond index futures are contracts based on the future value of a basket of fixed-income securities that comprise the index. The seller or buyer of a bond index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index’s value in response to the changes in the values of the fixed-income securities that are included in the index over the term of the contract. A bond index cannot be purchased or sold directly.
Financial Futures. Financial futures are based on the value of the basket of securities that comprise an index. These contracts obligate the buyer or seller to pay cash to settle the futures transaction, based on the fluctuation of the index’s value in response to the change in the relative values of the underlying securities that are included in the index over the term of the contract. No delivery of the underlying securities is made to settle the futures contract. Either party may also settle the transaction by entering into an offsetting contract.
Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
These futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the “futures broker”). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker’s name, that the futures broker can gain access to only under specified conditions. As the future is marked-to-market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.
At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid or released. The purchaser then realizes any loss or gain on the futures transaction for tax purposes.
Put and Call Options. Put options (sometimes referred to as “puts”) give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as “calls”) give the holder the right to buy an asset at an agreed-upon price.
Options may be exchange-traded or over-the-counter and include securities options, index options, currency options, commodities options, and options on futures. Options may be on a single issuer or on a basket of issuers.
Selling Covered Call Options. If the Fund sells (“writes”) a call option, it must be “covered.” That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised.
A call option on a security is an agreement by the seller to sell an underlying security to the call purchaser at a fixed price (the “exercise price”) regardless of changes in the market price of that security during a call period. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller realizes a profit from the cash premium it received. Any such profits earned by the Fund are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.
A call on a securities index is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.
The Fund’s custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation as the escrow agent for securities that are subject to a call option the Fund has sold. The Options Clearing Corporation will only release those securities when the call option expires or when the Fund enters into a closing transaction. No margin is required for those transactions.
When the Fund sells an over-the-counter (“OTC”) call option, it will typically enter into an arrangement with a securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the amount that the option is “in the money”).
To terminate its obligation on an OTC call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund will realize a profit or loss, depending upon whether the premium received on the call is more or less than the amount of the option transaction costs and the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain both the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed by the Fund.
A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. To do so, at the time the call must be covered by identifying an equivalent dollar amount of liquid assets. If the value of the segregated assets drops below 100% of the current value of the future, additional liquid assets must be identified. Because of this requirement, in no circumstances would an exercise notice as to that future require delivery on a futures contract. It would simply create a short futures position, which is permitted by applicable hedging policies.
Selling Put Options. A put option on a security or a securities index gives the purchaser the right, during the option period, to sell the underlying investment to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by the Fund by identifying liquid assets with a value equal to or greater than the exercise price of the put option, to secure the obligation. In this case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.
The seller of a put is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. If the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller could incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Settlement of a put on an index is in cash rather than by delivery of the underlying investment. Any profits earned by the Fund from writing put options are considered short-term capital gains for federal income tax purposes, and are taxable as ordinary income when distributed to shareholders.
Purchasing Call Options. A call option may be purchased by the Fund to seek to benefit from an anticipated rise in a particular security or in a securities index. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the exercise price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.
Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.
Purchasing Put Options. A put on a security or securities index may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realize any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.
A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.
Settlement of a put on a securities index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on the changes to the prices of the securities that make up the index.
Put and Call Options on Futures. A call on a futures contract may be sold by the Fund without owning the futures contract or securities deliverable under the contract. The call is covered by the Fund by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drops below 100% of the current market value of the future, the Fund will identify additional liquid assets on its books. Therefore, the receipt of an exercise notice by the Fund as to a future would not require the delivery of the futures contract under any circumstances. It would, however, put the Fund in a short futures position, which is permitted under applicable hedging policies.
A put option on a future may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.
A put option may also be purchased by the Fund on a future it does not own. That would permit the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.
Options and Futures on Foreign Currencies. Put and call options and futures contracts on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.
Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options. The Fund can buy and sell exchange-traded and over-the-counter put options and call options on foreign currencies. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.
If the investment adviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the investment adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.
A call the Fund writes on a foreign currency is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.
The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund’s custodian bank.
Risks of Derivatives and Hedging Instruments. The use of derivatives and hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks include the following:
Selection Risk. If the investment adviser uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment’s value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.
Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.
Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund’s control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.
Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An exchange traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.
Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.
The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.
Futures Market Risk. The ordinary differences between prices in the cash markets and the futures markets are subject to distortions, due to differences in the nature of those markets.
•	Participants in the futures market are subject to margin deposit and maintenance requirements that may cause investors to close futures contracts through offsetting transactions, distorting the normal market relationships.
•	The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
•	Speculators may consider that deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause price distortions.
Foreign Currency Forward Contracts. Foreign currency forward contracts are used to buy or sell foreign currency for future delivery at a fixed price. They are used to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. In addition, the credit and performance risk of the relevant counterparty to the forward contract (e.g., a central clearing house counterparty or a bilateral agreement counterparty) must also be evaluated.
Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Limitations. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any currency. As one alternative, the Fund could purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund could purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. The Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of the Fund’s commitment under forward contracts or the excess amount of those obligations.
Forward Contract Strategies. Under a forward contract, the Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.
A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend or interest payments that may be received in a foreign currency. This is called a “transaction hedge.” The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.
If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts to sell the foreign currency could be used to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.
In some cases, at or before the maturity of a forward contract, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver, the Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.
Alternatively, the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.
Swaps. A “swap” is a contract under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at a specified date or dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap an asset for cash at only one forward date. Swap transactions may also have more than one period and therefore more than one exchange of assets. If the term of a swap is for more than one period, the purchaser may make payments at an adjustable or “floating” rate. With a floating rate fee, the payments are based on a rate such as the London Interbank Offered Rate (“LIBOR”), and are adjusted each period. If the LIBOR or other reference rate increased over the term of the swap, the fee would increase at each swap reset date.
Swap transactions with certain counterparties may be entered into pursuant to master netting agreements. A master netting agreement provides that all swaps done between the parties shall be regarded as parts of an integral agreement. On any date, the amounts payable to or from each party in respect to one or more swap transactions in the same currency will be combined and the parties will receive or be obligated to pay the net amount. A master netting agreement may also provide that if a party defaults on one swap, the other party can terminate all of the swaps with that counterparty. If there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap for each terminated swap (i.e., the mark-to-market value at the time of termination of each swap). The gains and losses on all swaps are netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

Index Swap Transactions. The Fund may enter into a swap on an index, under which involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices.
Interest Rate Swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Total Return Swaps. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. In a total return swap, the purchaser will receive the income generated by and/or the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee.
Regulatory Aspects of Derivatives and Hedging Instruments. As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Manager must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund, and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.
Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.
While the Manager is registered as a CPO under the CEA, the Manager currently intends to limit and monitor, consistent with internal compliance procedures, the Fund’s use of futures, options on such futures, commodity options and certain swaps in order to permit the Fund to continue to claim an exemption under the CFTC rules. As such, with respect to the management of the Fund, the Manager will not be subject to the disclosure, reporting and recordkeeping requirements under the CFTC rules.
Financial reform legislation that is currently being implemented imposes execution and clearing requirements on certain types of over-the-counter derivatives, among other things. In a cleared derivatives transaction, the Fund’s ultimate counterparty is a central derivatives clearing organization, or clearing house, rather than a bank or broker. The Fund will enter into cleared derivatives transactions with an executing broker. Such transactions then will be submitted for clearing and, if cleared, will be held in accounts at regulated futures commission merchants that are members of central clearing house counterparties. In contrast to bilateral derivatives transactions, cleared derivatives transactions are submitted for clearing to central clearing house counterparties immediately following execution of the agreement. Central clearing house counterparties and the members of such clearing houses generally can require termination of existing cleared derivatives transactions at any time, and can also require increases in margin above the margin that was required at the beginning of a transaction.
The Fund is also subject to the risk that, after entering into a cleared derivatives transaction, no futures commission merchant or clearing house counterparty is willing or able to clear the transaction on the Fund’s behalf. In such an event, the Fund is likely to have to pay a termination amount to the executing broker. Further, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s futures commission merchant or the clearing house counterparty, because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the futures commission merchant’s customers. Also, the Fund is subject to the risk that the futures commission merchant will use the Fund’s assets, which are held in an omnibus account with assets belonging to the futures commission merchant’s other customers, to satisfy payment obligations of a defaulting customer of the futures commission merchant to the clearing house counterparty. In addition, futures commission merchants generally provide to the clearing house counterparty the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the gross amount for each customer. The Fund is therefore subject to the risk that a clearing house counterparty will not make variation margin payments owed to the Fund if another customer of the futures commission merchant has suffered a loss and is in default. In cleared derivatives transactions, the Fund is also required to post initial as well as variation margin, thus increasing the cost of transacting in this type of instrument.
The ultimate impact of the financial reform legislation and related regulations remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions.
Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may be on a single issuer or on a basket of issuers. The purchaser of protection pays a fee during the life of the swap. Generally, if the Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty. If there is a credit event with respect to an issuer (bankruptcy, failure to timely pay interest or principal on its obligations, a restructuring or other specified occurrence) with respect to a credit default swap on which the Fund has purchased credit protection, the Fund will deliver the issuer’s defaulted bonds and the swap counterparty will pay the par amount of the bonds. Alternatively, the credit default swap may be cash settled where the swap counterparty will pay the Fund the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of issuers, the notional amount of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional amount.
Selling credit protection in a credit default swap increases the exposure to the specific issuer. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty, and if a credit event occurs with respect to the issuer, the swap counterparty will deliver the issuer’s defaulted bonds and the Fund will pay the counterparty the par amount. Alternatively, the credit default swap may be cash settled where the Fund will pay the swap counterparty the difference between the par value and market value of the defaulted bonds. If the swap is on a basket of issuers, the notional amount of the swap is reduced by the amount represented by the issuer, and the fixed payments are then made on the reduced notional amount.
Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the risk of the underlying issuer. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
The Fund may also invest in credit default swap index products (sometimes referred to as a CDX index). A CDX index is an equally-weighted credit default swap index. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets, and provide investors with exposure to specific “baskets” of issuers of bonds or loans. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.
Volatility Swaps. The Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. For example, to hedge the risk that the value of an asset held by the Fund may fluctuate significantly over the Fund’s period of investment, the Fund might enter into a volatility swap pursuant to which it will receive a payment from the counterparty if the actual volatility of the asset over a specified time period is greater than a volatility rate agreed at the outset of the swap. Alternatively, if the investment adviser believes that a particular security, currency, index or other financial instrument will demonstrate more (or less) volatility over a period than the market’s general expectation, to seek to increase investment return the Fund might enter into a volatility swap pursuant to which it will receive a payment from the counterparty if the actual volatility of that underlying instrument over the period is more (or less) than the volatility rate agreed at the outset of the swap.
Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the investment adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the investment adviser is incorrect in its forecast, the Fund would likely be required to make a payment to the counterparty under the swap.
Risks of Swap Transactions. Swaps involve the risk that the value of the instrument will not perform as expected. Swaps also involve credit risk, which is the risk that the counterparty might default. If the counterparty defaults, the purchaser might lose the amount of any contractual payments that it has not received. The investment adviser will monitor the creditworthiness of counterparties to swap transactions on an ongoing basis. The Fund’s successful use of swap agreements is dependent upon the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.
Under financial reform legislation currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may affect counterparty risk and other risks faced by the Fund, and could result in increased margin requirements and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a clearinghouse, and the Fund faces the clearinghouse by means of an account with a futures commission merchant that is a member of the clearinghouse. Because the regulations regarding cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of clearinghouses and futures commission merchants, is unclear.

Swaptions. A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.
Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options (as defined in the Internal Revenue Code) and certain foreign currency exchange contracts are treated as “Section 1256 contracts” under the Internal Revenue Code. In general, gains or losses from Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are marked-to-market, and unrealized gains or losses are treated as though they were realized. These contracts also are marked-to-market for purposes of determining the excise tax potentially applicable to the Fund and for other purposes under rules prescribed pursuant to the Internal Revenue Code.
Certain forward contracts and other derivatives may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.
Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
1.	gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables denominated in a foreign currency are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time the Fund actually collects such receivables or pays such liabilities, and
2.	gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to shareholders.
“Structured” Notes. “Structured” notes are specially-designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, or a commodity or to the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.
Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the Fund might receive less interest than the stated coupon payment or receive less principal upon maturity of the structured note. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of these notes over time.
When-Issued and Delayed-Delivery Transactions. “When-issued” and “delayed-delivery” are terms that refer to securities whose documentation is available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer (or seller) of the security and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.
The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money.
The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.
When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Institutions must meet credit requirements set by the investment adviser from time to time.
The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.
Repurchase agreements are considered “loans” under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the institution fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The investment adviser will monitor the institution’s creditworthiness to confirm that it is financially sound and will continuously monitor the collateral’s value.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with the affiliated entities managed by the investment adviser or its affiliates, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.
Reverse Repurchase Agreements. A reverse repurchase agreement is the sale of a debt obligation to a party for a specified price, with the simultaneous agreement to repurchase it from that party on a future date at a higher price. Similar to a borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. Reverse repurchase agreements that the Fund may engage in also create leverage. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create fund expenses and require that the Fund have sufficient cash available to repurchase the debt obligation when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which a Fund is required to repurchase the security. A Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements until payment is made to the other party.
Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the investment adviser determines the liquidity of portfolio investments. The holdings of illiquid and restricted securities are monitored on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days. Liquidity may dissipate at any time and there can be no assurance that the investment adviser’s liquidity determinations will be correct or that a reduction in liquidity will not occur between the time such determination is made and an event prompting the Fund to sell a security.
Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the security might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.
Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Fund under its policies and procedures. Those policies and procedures take into account the trading activity for the securities, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.
Borrowing and Leverage. The Fund can borrow from banks, as permitted by the Investment Company Act. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund borrows money for investment in other assets, it is using a speculative investment technique known as “leverage,” and changes in the value of the Fund’s investments will have a larger effect on its share price if the investments were acquired using leverage than if the Fund acquired assets without the use of leverage.
Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from that Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (other than for emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowings, meaning that the value of those assets must be at least equal to 300% of the amount borrowed. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce the amount of its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time and for a disadvantageous price.
The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender, including a non-bank. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
The Fund will pay interest and may pay other fees in connection with loans. Interest expense and the amount of any other fees incurred by the Fund in connection with loans will raise the overall expenses of the Fund and may reduce its returns. If the Fund does borrow, its expenses will usually be greater than comparable funds that do not borrow. Additionally, if the Fund does borrow the use of leverage will make the Fund’s share prices more sensitive to changes in the value of its assets and thus might cause the Fund’s net asset value per share to fluctuate more than that of funds that do not borrow. Finally, on the maturity date for any loan, the Fund must have sufficient cash available to pay back the lenders the amount borrowed.
The Fund participates in a multi-borrower, unsecured, revolving line of credit along with certain other Oppenheimer funds (the “Line of Credit”) and with a syndicate of banks as lenders. The Line of Credit permits combined borrowings by the Fund and these other Oppenheimer funds of up to a maximum aggregate amount, as negotiated from time to time. Borrowings by the Fund under the Line of Credit may only be used for temporary or emergency purposes, including without limitation, funding of shareholder redemptions, and may not be used for leverage. The Fund’s Board has determined that the Fund’s participation in the Line of Credit is consistent with the Fund’s investment objective and policies and is in the best interests of the Fund and its shareholders.
Under the Line of Credit, interest is charged to the Fund, based on its borrowings, at a floating benchmark rate of interest plus a margin. Additionally, the Fund will pay quarterly its pro rata portion of a loan commitment fee for the Line of Credit, and pays an additional fee at each renewal of the facility (which is expected to be annually) to the administrative agent for management and administration of the facility. The Fund can prepay loans and terminate its participation in the Line of Credit at any time upon prior notice to the lenders, however each borrowing under the Line of Credit will have a scheduled maturity of 30 days. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.
Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies can include open-end funds, closed-end funds, business development companies and unit investment trusts. Exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts, are listed on a stock exchange. These investments may provide a way to gain exposure to segments of the equity or fixed-income markets represented by the ETF’s portfolio at times when it is not possible to buy those portfolio securities directly, or may be used in order to equitize cash positions.
Investing in another investment company may involve paying a substantial premium above the value of that investment company’s portfolio securities. The Fund does not intend to invest in other investment companies unless the investment adviser believes that the potential benefits of an investment justify the expenses. As a shareholder of an investment company, the Fund would be subject to its ratable share of that company’s expenses, including its advisory and administration expenses. Investments in other investment companies are subject to limits set forth in the Investment Company Act.
Risks of Investing in ETFs. As a shareholder of an ETF, the Fund would be subject to its ratable share of an ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Because ETFs are listed on national stock exchanges and traded like stocks listed on an exchange, shares of ETFs potentially may trade at a discount or a premium to their net asset value. An active trading market for an ETF’s shares may not develop or be maintained. Additionally, market trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Furthermore, investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Private (Unregistered) Investment Companies. The Fund may invest in the securities of private investment companies, including “hedge funds” and private equity funds. Private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain oversight and regulatory requirements to which registered issuers are subject, including requirements of a certain degree of liquidity, limiting how much can be invested in a single investment, requiring that fund shares be redeemable, protecting against conflicts of interest, assuring fairness in pricing of fund shares, and limiting the use of leverage. They are typically not required to provide investors with information about their underlying holdings, fees and expenses and there may be very little public information available about their investments and performance. Additionally, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Registered fund units may not be redeemable at the investor’s option and there may not be a secondary market for the sale of unregistered fund units. The Fund may not be able to get the money invested in an unregistered fund back. Moreover, unlike registered mutual funds, because shares of private investment companies are not publicly traded there typically are no specific rules on fund pricing, and a fair value for the fund’s investment typically will have to be determined under policies approved by the Board. As with investments in publicly-registered investment companies, if the Fund invests in a private investment company, the Fund will be subject to its proportionate share of the advisory fees, including incentive compensation and other operating expenses. These fees can be substantial and would be in addition to the advisory fees and other operating expenses incurred by the Fund.
Investments in the securities of private investment companies are subject to the Fund’s limitations on investment in illiquid securities.
Exchange-Traded Notes (ETNs). ETNs are senior, unsecured, unsubordinated notes, issued by financial institutions, whose returns are linked to the performance of a particular market index or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold ETNs until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market index or strategy factor.
The value of an ETN will fluctuate as the value of the market index fluctuates, which can reflect sudden and unpredictable changes in the value of the ETN. Some ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market index or strategy remaining unchanged. An ETN is subject to the performance of its issuer and may lose all or a portion of its value if the issuer fails. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the assets underlying the ETN, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the assets underlying the ETN. An ETN that is tied to a specific market index or strategy may not be able to replicate and maintain exactly the composition and weightings of the components in the index or strategy. The Fund may invest substantially in ETNs that are concentrated in one industry or sector and therefore subject to the risks similar to an investment in securities concentrated in that industry or sector.
ETNs incur certain fees and expenses not incurred by direct investment in the underlying assets and the cost of owning an ETN may exceed the cost of investing directly in the underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of those fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN, therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. Even if a secondary market is available, it may not provide enough liquidity to trade or sell ETN shares easily. Consequently, the Fund may not be able to liquidate ETN holdings at the desired time or price.
ETNs are also subject to tax risk. The U.S. federal income tax consequences of investing in ETNs are uncertain and may be less favorable than a direct investment in the underlying holdings. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Among other issues, the Internal Revenue Code could recharacterize all or a portion of any long-term capital gain that the Fund recognizes with respect to the ETNs as ordinary income. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
Bank Obligations. Bank obligations include time deposits, certificates of deposit, bankers’ acceptances and other bank obligations that are fully insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC currently insures the deposits of member banks up to $250,000 per account. Bank obligations also include obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or obligations of a foreign bank with total assets of at least U.S. $1 billion. Those banks may include commercial banks, savings banks, and savings and loan associations that may or may not be members of the FDIC.

Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. Time deposits may be subject to withdrawal notices and penalties.
Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed “accepted” when a bank guarantees their payment at maturity.
Bank obligations may have a limited market and may be deemed “illiquid” unless the obligation, including principal amount plus accrued interest, is payable within seven days.
Variable Amount Master Demand Notes. Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.
These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payments on demand. The investment adviser will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.
Commercial Paper. Commercial paper is short-term, unsecured, promissory notes of domestic or foreign companies that is rated in the three top rating categories of a nationally recognized statistical rating organization.
Money Market Instruments. Money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The investments of a fund that is classified as a “money market fund” must comply with the credit rating and other provisions of Rule 2a-7 under the Investment Company Act. To qualify as an “Eligible Security” under the Rule 2a-7 credit rating requirements, a security must be a government security, be issued by a registered money market fund, or have a remaining maturity of 397 calendar days or less and the Fund’s board must determine present minimal credit risks to the money market fund. In making this determination, the board considers the capacity of an issuer or guarantor to meet its financial obligations. Such analysis must include, to the extent appropriate, the issuer’s or guarantor’s: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future events (e.g., the ability to repay debt in a highly adverse situation); and (iv) competitive position within its industry.
Mortgage-Related Debt Securities. Mortgage-related securities are a form of fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”) and other real estate-related securities.
Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.
As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market’s perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.
Stripped securities can also be created for mortgage-related pass-through certificates or CMOs. Securities may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on a P/O based on them could decline substantially.
Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security’s maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of “locking in” attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recover its initial investment on the security.
During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security’s expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, the Fund’s effective duration and therefore its sensitivity to interest rates, would increase.
Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the investment adviser believes it is otherwise appropriate to reduce holdings in the Fund’s principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to invest cash received from the sale of its shares or portfolio securities.
These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established nationally recognized statistical rating organization; (iii) certificates of deposit or bankers’ acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Government Money Market Fund.
Portfolio Turnover. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year to purchase securities, its portfolio turnover rate would have been 100%. The portfolio turnover rate will fluctuate from year to year.
Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which could reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid Fund-level income and excise taxes under the Internal Revenue Code.
Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be prone to operational and informational security risks resulting from breaches in cyber security (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cyber security failures or breaches by the Fund’s affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both the Fund and shareholder, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. While the investment adviser has policies and procedures (and risk management systems) designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value and may result in financial loss for Fund shareholders.
Investment Restrictions
Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, the Fund can invest more of its assets in the securities of a single issuer than it could if it was classified as a diversified fund. However, the Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. To qualify, the Fund’s investments must meet a number of conditions. First, no more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of the Fund’s total assets may be invested in the securities of a single issuer, and (2) the Fund may not own more than 10% of the outstanding voting securities of a single issuer.
Being a non-diversified fund may pose additional investment risks. If the Fund invests more of its assets in a particular issuer, the value of its investments may be affected to a greater extent by adverse conditions affecting that issuer.
Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, “fundamental” policies are those policies that can be changed only by the vote of a “majority” of a Fund’s outstanding voting securities, which is defined as the vote of the holders of the lesser of:
•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
•	more than 50% of the outstanding shares.
The Fund’s investment objective is not a fundamental policy, but will not be changed without approval by the Fund’s Board of Trustees and notice to shareholders. Other policies described in the Fund’s prospectus or SAI, are fundamental only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the prospectus or this SAI, as appropriate.
Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each Fund.
•	The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund will, under normal circumstances, concentrate in the group of industries that comprise the energy sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
•	The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
Non-Fundamental Restrictions. The Fund has the following additional operating policy that is not “fundamental” and can be changed by the Board without shareholder approval:
•	The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.
Additional Information about the Fund’s Investment Restrictions. The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing “senior securities,” which are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.
Currently, under the Investment Company Act, and an Oppenheimer funds’ exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund’s total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.
The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.
Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.
The Investment Company Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.” The Fund will consider, to the extent practicable, the concentration of the portfolio securities of any underlying investment companies in which it may invest when determining compliance with its concentration policy.
Under abnormal, adverse or unstable market, economic, political or other circumstances, the Fund can deviate from its fundamental investment restriction on concentration for temporary defensive purposes. Under such circumstances, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund would invest in the types of investments described under the section discussing temporary and interim investments in the prospectus and this SAI.
Unless the Fund’s Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time that the Fund makes an investment (except in the case of borrowing). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.
Disclosure of Portfolio Holdings
While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund’s behalf.
The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund’s portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund’s portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.
Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund’s portfolio holdings may be released in accordance with the Fund’s, the Manager’s, the Distributor’s and the Transfer Agent’s policies and procedures regarding dissemination of information about the Fund’s portfolio holdings.
•	Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in its annual and semi-annual reports to shareholders and in its Schedule of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund’s portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund’s website (at www.oppenheimerfunds.com) no sooner than 30 calendar days after the end of the calendar month to which the information relates. Partial holdings, listed by security or by issuer, may be posted on the Fund’s website no sooner than 5 business days following the month to which the information relates. The Fund may delay posting its holdings or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed 5 days after the end of the calendar month to which the information relates. Beginning in April 2019, the Fund will no longer file Form N-Qs and will instead disclose its portfolio holdings monthly on Form N-PORT.
The Fund’s portfolio holdings (which may include the Fund’s entire portfolio or individual securities therein) may be released to the following categories of individuals or entities pursuant to ongoing arrangements, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and will not use such information in any way that is detrimental to the Fund or (2) as a member of any service provider to the Fund or of the Fund’s legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund’s policies and procedures and (b) not to trade for his or her personal account on the basis of such information. For the categories of individuals and entities described below that have ongoing arrangements to receive portfolio holdings information, such information may be furnished as often as appropriate for the purpose for which it is being provided, which may be as frequently as daily and often with no time lag between the date of the information and the date it is furnished.
•	Employees of the Fund’s service providers who need to have access to such information;
•	The Fund’s independent registered public accounting firm;
•	Members of the Fund’s Board and the independent legal counsel to the Board’s independent trustees;
•	The Fund’s custodian bank;
•	The Fund’s financial printers;
•	A proxy voting service designated by the Fund and its Board;
•	Rating/ranking organizations (such as Lipper and Morningstar);
•	Portfolio pricing services retained by the Manager to provide portfolio security prices;
•	Brokers and dealers for purposes of providing portfolio analytic services, in connection with portfolio transactions (purchases and sales), and to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services, or to obtain prices for inter-fund trades or similar transactions); and
•	Other service providers to the Fund, the Manager, the Distributor, and the Transfer Agent, including providers of index services and personal trading compliance services.
Month-end lists of the Fund’s complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 business days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:
•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
•	Senior officers in the Manager’s Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and
•	Before receiving the data, the third-party recipient must sign a portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund’s holdings and agreeing not to use such information in any way that is detrimental to the Fund.
Portfolio holdings may be disclosed for legitimate business purposes to brokers and dealers for purposes of providing portfolio analytic services, in connection with portfolio transactions (purchases and sales), and to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services). Portfolio holdings also may be disclosed for legitimate business purposes to consultants for pension plans that invest in Oppenheimer funds and sponsors of 401(k) plans that include Oppenheimer funds.
Portfolio holdings (which may include the Fund’s entire portfolio or individual securities therein) may be provided by the Manager or its attorneys to other third parties subject to non-disclosure agreements or available confidentiality rights, including in the following circumstances:
•	Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant; and

•	Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority (“FINRA”), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes).
Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders up to 5 business days prior to making the redemption request, provided that such shareholders have entered into a non-disclosure agreement not to disclose or trade on the basis of such portfolio holdings.Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.The Fund’s policy regarding disclosure of portfolio holdings and all material amendments have been reviewed and approved by the Fund’s Board. The investment manager conducts periodic reviews of compliance with the policy and provides periodic reports relating to such reviews to the Board. The Fund’s Board reserves the right to amend the Fund’s policy regarding the disclosure of portfolio holdings from time to time without prior notice and in its sole discretion.
How the Fund is Managed
Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Delaware statutory trust on May 12, 2017.
Classes of Shares. The Fund’s Board of Trustees (the “Board”) is authorized, without shareholder approval, to:
•	create new series and classes of shares;
•	reclassify unissued shares into additional series and classes;
•	divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund; and
•	terminate any class of shares.
The Fund currently offers four classes of shares: Class A, Class C, Class Y and Class I. All classes invest in the same investment portfolio. Each class of shares:
•	has its own dividends and distributions;
•	pays certain expenses which may be different for the different classes;
•	will generally have a different net asset value;
•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
•	votes as a class on matters that affect that class alone.
Each share of each class:
•	represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
•	is freely transferable;
•	has one vote at shareholder meetings, with fractional shares voting proportionally;
•	may be voted in person or by proxy at shareholder meetings; and
•	does not have cumulative voting rights, preemptive rights or subscription rights.
Class Y Share Availability.
Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:
•	Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment adviser or other financial intermediary;
•	Commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a transaction-based commission outside of the Fund;
•	“Institutional investors” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment adviser firms; registered investment companies; bank trusts; college savings programs; and family offices; and

•	Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.
Voluntary Conversion to Class Y Shares. Shareholders who currently hold other classes of Fund shares, but are authorized to purchase Class Y shares, can convert their eligible existing shares to Class Y shares of the Fund either through their financial intermediary or by submitting written instructions to the Transfer Agent. Shares that are subject to a contingent deferred sales charge (“CDSC”) are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current applicable federal income tax law, this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the interpretation of those laws by the Internal Revenue Service should change, this voluntary conversion feature may be suspended.
Class I Share Availability.
Class I shares are not available directly to individual investors. They are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:
•	be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan service provider platforms and health savings account service provider platforms (jointly, “service provider platforms”); insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices;
•	make a minimum initial investment of $1 million or more per account (waived for service provider platforms); and
•	trade through an omnibus, trust, trust networked or similar pooled account.
No operational and recordkeeping, networking, sub-accounting, administrative or similar types of fees, 12b-1 fees, commission payments, or so called “finder’s fees” will be paid with respect to Class I shares. The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or sub-advised by the Manager or an affiliate of the Manager.
Voluntary Conversion to Class I Shares. Shareholders who currently hold other classes of Fund shares but are eligible to purchase Class I shares can convert their eligible existing shares to Class I shares of the Fund either through their financial intermediary or by submitting an application to the Transfer Agent. Shares that are subject to a contingent deferred sales charge (“CDSC”) are not eligible to convert to Class I shares until the applicable CDSC period has expired. Upon conversion, payment of specific fees that may relate to the previous share class such as operational and recordkeeping, networking, sub-accounting, administrative or similar types of fees, 12b-1 fees, commission payments, or so called “finders fees,” are subject to Class I share restrictions. Under current applicable federal income tax law, this voluntary conversion to Class I shares is not treated as a taxable event. If those laws or the interpretation of those laws by the Internal Revenue Service should change, this voluntary conversion feature may be suspended.
Involuntary Conversion of Class I Shares. If a Class I share account balance falls below $250,000, the investor will be notified that the account is below the required minimum balance. If the account remains below $250,000 for more than six consecutive months after such notification, the account may be involuntarily redeemed or converted into a Class Y share account. This policy does not apply to accounts for which the minimum initial investment is waived.
Individual shareholders who purchase Class I shares through financial intermediaries or service provider platforms will not be eligible to hold Class I shares outside of their respective financial intermediary or service provider platform.
Shareholder and Trustee Liability; Shareholder Meetings. Under Delaware law and the Fund’s Declaration of Trust, Fund shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Under Delaware law and the Fund’s Declaration of Trust, Trustees are not personally liable to any person for any obligations of the Fund. Therefore a shareholder or Trustee of the Fund generally will not be subject to personal liability for Fund obligations. The risk that a Fund shareholder or Trustee will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Fund’s Declaration of Trust.
As a Delaware statutory trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time.
Board of Trustees and Oversight Committees
The Fund is governed by a Board of Trustees, which is responsible for overseeing the Fund. The Board is led by Robert J. Malone, an independent trustee, who is not an “interested person” of the Fund, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Fund’s activities, including to review its performance, oversee potential conflicts that could affect the Fund, and review the actions of the Manager. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager, internal auditors, the Fund’s Chief Compliance Officer, the Fund’s outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.
The Board has an Audit Committee, a Review Committee and a Governance Committee. Each of the Committees is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board’s oversight.
During the Fund’s fiscal year ended October 31, 2018, the Audit Committee held 6 meetings, the Review Committee held 4 meetings and the Governance Committee held 3 meetings.
The members of the Audit Committee are Karen L. Stuckey (Chair), Andrew J. Donohue and James D. Vaughn. Subject to the ratification of the Board and shareholders (if applicable), the Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent certified public accountants and auditors of the Fund or registered public accounting firm (also referred to as the “independent Auditors”) for the purpose of preparing or issuing audit reports and for all other services provided by the independent Auditors. Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports regarding Fund operations that relate to accounting and financial reporting from Management’s Internal Audit Department; (iv) maintaining a direct line of communication and meeting with the Fund’s independent Auditors at least annually; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) approving in advance the provision of any audit and/or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes–Oxley Act of 2002, to the Fund, the Manager and certain affiliates of the Manager, as applicable. The Audit Committee also reviews and considers the valuation of portfolio investments, including the procedures for the determination of the fair value of any such investments that do not have readily available market quotations.
The members of the Review Committee are Victoria J. Herget (Chair), Richard F. Grabish and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee’s Charter, the Review Committee reviews Fund performance and expenses, as well as oversees several of the Fund’s principal service providers and certain policies and procedures of the Fund. The Review Committee also reviews certain reports from and meets periodically with the Fund’s Chief Compliance Officer.
The members of the Governance Committee are Richard F. Grabish (Chair), Beverly L. Hamilton, Karen L. Stuckey and James D. Vaughn. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Fund governance and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of recommendations for Trustee nominees. Shareholders may submit such recommendations for the Governance Committee’s consideration by mail to the Governance Committee in care of the Fund. Such recommendations should be accompanied by, at a minimum, (i) the name, address, and business, educational, and/or other pertinent background information of the person being recommended; (ii) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (iii) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (iv) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. The Governance Committee has not established specific qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board’s diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the investment adviser or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required. Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption “contact us” or by mail to the Fund at the address on the front cover of this SAI.
Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Fund.

Each Independent Trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. Each Trustee’s outside professional experience is outlined in the table of Biographical Information, below.
Trustees and Officers of the Fund
Except for Mr. Steinmetz, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees of the following Oppenheimer funds (referred to as “Denver Board Funds”):
Oppenheimer Capital Income Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Integrity Funds:
Oppenheimer Global Unconstrained Bond Fund
Oppenheimer Preferred Securities and Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer Intermediate Income Fund
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds:
Oppenheimer Main Street Fund
Oppenheimer Main Street All Cap Fund
Oppenheimer Main Street Mid Cap Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Inflation Protected Securities Fund, LLC
Oppenheimer Master Loan Fund, LLC
Money Market Fund:
Oppenheimer Government Cash Reserves
Oppenheimer ETF Trust:
Oppenheimer Emerging Markets Revenue ETF
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF
Oppenheimer ESG Revenue ETF
Oppenheimer Global ESG Revenue ETF
Oppenheimer Global Revenue ETF
Oppenheimer International Revenue ETF
Oppenheimer International Ultra Dividend Revenue ETF
Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer S&P 500 Revenue ETF
Oppenheimer S&P Financials Revenue ETF
Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer S&P Ultra Dividend Revenue ETF
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath Panoramic Fund
OFI SteelPath Series Trust:
Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Conservative Balanced Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Global Fund/VA
Oppenheimer Global Multi-Alternatives Fund/VA
Oppenheimer Global Strategic Income Fund/VA
Oppenheimer Government Money Fund/VA
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Total Return Bond Fund/VA
Oppenheimer Ultra-Short Duration Fund

Messrs. Benedetti, Cartner, Coble, Edwards, Kennedy, Legg, Petersen, Steinmetz, and Yoder and Mss. Bullington, Burley, Foxson, Lo Bessette, Miller, and Picciotto, who are officers of the Fund, hold the same offices with one or more of the other Denver Board Funds.
Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares.
As of January 23, 2019, the Trustees/Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager and its subsidiaries, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.
Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.
Each Trustee has served the Fund in the following capacities from the following dates:
Independent Trustees	Position(s)	Length of Service
Robert J. Malone	Board Chairman; Trustee	Since 2017
Andrew J. Donohue	Trustee	Since 2017
Richard F. Grabish	Trustee	Since 2017
Beverly L. Hamilton	Trustee	Since 2017
Victoria J. Herget	Trustee	Since 2017
Karen L. Stuckey	Trustee	Since 2017
James D. Vaughn	Trustee	Since 2017
Interested Trustee
Arthur P. Steinmetz	Trustee	Since 2017

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Robert J. Malone (1944) Chairman of the Board of Trustees	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	58

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Andrew J. Donohue (1950) Trustee	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	58
Richard F. Grabish (1948) Trustee	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	58
Beverly L. Hamilton (1946) Trustee	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	58

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Victoria J. Herget (1951) Trustee	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011 and July 2018-January 2019); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	58
Karen L. Stuckey (1953) Trustee	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception); and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	58
James D. Vaughn (1945) Trustee	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	58
Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager by virtue of his position as President of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Arthur P. Steinmetz (1958) Trustee, President and Principal Executive Officer	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.'s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).	104
The addresses of the officers in the chart below are as follows: for Messrs. Benedetti, Edwards and Steinmetz, and Mss. Foxson, Lo Bessette and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Cartner and Coble, 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201, and for Messrs. Kennedy, Legg, Petersen and Yoder and Mss. Bullington, Burley and Miller, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement death or removal.
Each of the Officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Stuart Cartner	Vice President	Since 2017
Robert Coble	Vice President	Since 2017
Arthur P. Steinmetz	President and Principal Executive Officer	Since 2017
Jennifer Foxson	Vice President and Chief Business Officer	Since 2017
Mary Ann Picciotto	Chief Compliance Officer and Chief AML Officer	Since 2017
Brian Petersen	Treasurer and Principal Financial & Accounting Officer	Since 2017
Stephanie Bullington	Assistant Treasurer	Since 2017
Julie Burley	Assistant Treasurer	Since 2017
James A. Kennedy	Assistant Treasurer	Since 2017
Jan Miller	Assistant Treasurer	Since 2017
Cynthia Lo Bessette	Secretary and Chief Legal Officer	Since 2017
Joseph Benedetti	Assistant Secretary	Since 2018
Taylor V. Edwards	Assistant Secretary	Since 2017
Randy Legg	Assistant Secretary	Since 2017
John Yoder	Assistant Secretary	Since 2017

Other Information About the Officers of the Funds
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Last 5 Years
Stuart Cartner (1961) Vice President	Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007).

Other Information About the Officers of the Funds
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Last 5 Years
Robert Coble (1971) Vice President	Vice President and Portfolio Manager of OFI SteelPath Inc. (since February 2018); Vice President and Senior Research Analyst of OFI SteelPath Inc. (January 2014-February 2018). Prior to joining OFI SteelPath, Inc., Mr. Coble was employed as an energy investment banker at Raymond James from July 2007 to December 2013, most recently as a Senior Vice President.

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years
Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).
Jennifer Foxson (1969) Vice President and Chief Business Officer	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).
Brian S. Petersen (1970) Treasurer and Principal Financial and Accounting Officer	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).
Stephanie Bullington (1977) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since February 2014); Vice President of OFI Global Asset Management, Inc. (January 2013-September 2013); Vice President of OppenheimerFunds, Inc. (January 2010-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (October 2005-January 2010).
Julie Burley (1981) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since October 2013); Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).
James A. Kennedy (1958) Assistant Treasurer	Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Senior Vice President of OppenheimerFunds, Inc. (September 2006-December 2012).
Jan Miller (1963) Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since January 2014); Assistant Vice President of OFI Global Asset Management, Inc. (January 2013-January 2014); Assistant Vice President of OppenheimerFunds, Inc. (2005-December 2012); Assistant Vice President in OppenheimerFunds, Inc.’s Fund Accounting department (November 2004 to March 2006).
Cynthia Lo Bessette (1969) Secretary and Chief Legal Officer	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.
Joseph Benedetti (1965) Assistant Secretary	Senior Vice President and Managing Counsel of OFI Global Asset Management, Inc. (since January 2017); Vice President and Assistant Secretary of OC Private Capital, LLC (since October 2017); Managing Director of Morgan Stanley Investment Management Inc. (2005-2017).
Taylor V. Edwards (1967) Assistant Secretary	Senior Vice President and Managing Counsel of OFI Global Asset Management, Inc. (since January 2017); Vice President and Senior Counsel of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of OppenheimerFunds, Inc.; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of OppenheimerFunds, Inc.

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years
Randy Legg (1965) Assistant Secretary	Senior Vice President and Managing Counsel of OFI Global Asset Management, Inc. (since January 2018); Vice President and Senior Associate General Counsel of OFI Global Asset Management, Inc. (January 2013-January 2018); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of OppenheimerFunds, Inc.; Associate Counsel (January 2007-March 2011) of OppenheimerFunds, Inc.
John Yoder (1975) Assistant Secretary	Vice President and Associate General Counsel of OFI Global Asset Management, Inc. (since January 2013); Vice President and Assistant Counsel (July 2011-December 2012) of OppenheimerFunds, Inc.
Trustees’ Share Ownership. The chart below shows information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”).
As of December 31, 2018
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Robert J. Malone	N/A	Over $100,000
Andrew J. Donohue	N/A	$10,001-$50,000
Richard F. Grabish	N/A	None
Beverly L. Hamilton	N/A	Over $100,000
Victoria J. Herget	N/A	Over $100,000
Karen L. Stuckey	N/A	Over $100,000
James D. Vaughn	N/A	Over $100,000
Interested Trustee
Arthur P. Steinmetz	N/A	Over $100,000
Remuneration of the Officers and Trustees. The officers and the Interested Trustee of the Fund, who are associated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ compensation from the Fund and the fund complex, as described below, represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex for the periods indicated.
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex[2]
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended October 31, 2018	Year Ended December 31, 2018
Robert J. Malone Chairman of the Board	$948[3]	$524,550
Andrew J. Donohue Audit Committee Member	$632	$349,700
Richard F. Grabish Governance Committee Chair and Review Committee Member	$727	$402,158
Beverly L. Hamilton Governance Committee Member and Review Committee Member	$632[4]	$336,250
Victoria J. Herget Review Committee Chair	$727	$402,158
Karen L Stuckey Audit Committee Chair and Governance Committee Member	$759	$419,640

	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex[2]
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended October 31, 2018	Year Ended December 31, 2018
James D. Vaughn Audit Committee Member and Governance Committee Member	$632[5]	$349,700
1. “Aggregate Compensation From the Fund” includes fees and deferred compensation, if any.
2. In accordance with SEC regulations, for purposes of this section only, “Fund Complex” includes the Oppenheimer Funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of OFI Global Asset Management, Inc. (“OFI Global”), the parent company of the Fund’s Manager. OFI Global also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. OFI Global does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the Oppenheimer Funds’ “Fund Complex” as that term may be otherwise interpreted.
3. Includes $948 deferred by Mr. Malone under the “Compensation Deferral Plan” described below.
4. Includes $632 deferred by Ms. Hamilton under the “Compensation Deferral Plan” described below.
5. Includes $158 deferred by Mr. Vaughn under the “Compensation Deferral Plan” described below.
Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.
Deferral of the Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.
Major Shareholders. As of January 23, 2019, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund’s outstanding shares were:
Name	Address	% Owned	Share Class
PERSHING LLC (REGISTERED OWNER)	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	8.62%	A
SHERIF SIRAGELDIN (BENEFICIARY OWNER)	31 OCEAN REEF DRIVE C101 402 KEY LARGO FL 33037-5265	6.88%	A
RPSS CUST 403-B PLAN KATY ISD FBO PATRICIA J ROD	10534 E ALIANA TRACE DR RICHMOND TX 77407-2132	5.66%	A
PERSHING LLC (REGISTERED OWNER)	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	31.63%	C
THE HANNA-CARTIER FAMILY TRUST (BENEFICIARY OWNER) TIMOTHY J HANNA & SUSAN M CARTIER TTEES	13810 BOSC DRIVE CHICO CA 95973	9.95%	C
IRA FBO TRACY L NANCE (BENEFICIARY OWNER)	1537 24TH AVE LEWISTON ID 83501-6379	8.01%	C
CAROLE DEPAGTER (BENEFICIARY OWNER)	518 RICHMOND AVE BUFFALO NY 14222-1522	6.74%	C
RPSS CUST 403-B PLAN PHOENIX TALENT SD FBO NEILL CARVALHO	79 MOUNTAIN VIEW DR PHOENIX OR 97535-9451	19.48%	C
OFI STEELPATH, INC	C/O KRISTIE FEINBERG BLDG 2 6803 S TUCSON WAY CENTENNIAL CO 80112-3924	100.00%	I
OPPENHEIMERFUNDS INC	C/O KRISTIE FEINBERG BLDG 2 6803 S TUCSON WAY CENTENNIAL CO 80112-3924	90.17%	Y
Control Persons. As of January 23, 2019, the Manager beneficially owns, directly and/or through one or more controlled companies, 81.52% of the outstanding voting securities of the Fund. In the event that any matter is submitted to a vote of the Fund’s shareholders, the Manager and its affiliates will vote its shares in the best interests of the Fund as determined by the Manager and its affiliates. A withdrawal of the Manager’s investment could adversely affect the Fund’s expense ratio and/or lead to an increase in its portfolio turnover. The Manager is organized in the State of Delaware.
The Manager
The Manager is a Delaware corporation with offices at 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. The Manager is a successor to SteelPath Fund Managers, LLC and SteelPath Capital Management, LLC (“SCM”), which were established in 2009 and 2004, respectively. The Manager is a wholly-owned subsidiary of OFI, and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles.
Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees (“covered persons”) that could compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager and the Distributor.
The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC. It can be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s website at www.sec.gov and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager chooses the Fund’s investments and provides related advisory services to the Fund.
The advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.
The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Board members, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fees paid by the Fund to the Manager during the Fund’s most recent fiscal period(s) since it began operations were:
Fiscal Year Ended 10/31	Management Fees Paid to the Manager
2018	$92,089
The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name “Oppenheimer” as part of its name.
Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund (“portfolio proxies”). The Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Fund. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund’s Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Manager’s internal Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.
The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager’s affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:
If the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines.
•	If such proposal is not specifically addressed in the Proxy Voting Guidelines, or if the Proxy Voting Guidelines provide discretion to the Manager on how to vote (i.e., on a case-by-case basis), the Manager will vote in accordance with the third-party proxy voting agent’s general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.
•	With respect to such proposal where a portfolio manager has requested that the Manager vote (i) in a manner inconsistent with the Proxy Voting Guidelines, or (ii) if such proposal is not specifically addressed in the Proxy Voting Guidelines, in a manner inconsistent with the third-party proxy voting agent’s general recommended guidelines, the Proxy Voting Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Proxy Voting Committee may consider, among other things, whether a portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Proxy Voting Committee’s knowledge, whether the Manager has been contacted or influenced by the company in connection with the proposal.
If none of the previous procedures provides an appropriate voting recommendation, the Proxy Voting Committee may: (i) determine how to vote on the proposal; (ii) recommend that the Manager retain an independent fiduciary to advise the Manager on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct the Manager to abstain from voting.
The Proxy Voting Guidelines’ provisions with respect to certain routine and non-routine proxy proposals are summarized below:
•	The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, the nominee’s investment in the company, and whether the company or nominee is targeted in connection with public “vote no” campaigns.
•	The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
•	The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
•	The Fund generally votes against shareholder proposals to require a company to nominate more candidates than the number of open board seats.
•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.
•	The Fund generally votes for proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a case-by-case basis.
•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.
•	The Fund generally votes against proposals to classify a board.
•	The Fund generally supports proposals to eliminate cumulative voting.
•	The Fund generally votes against proposals to establish a new board committee.
•	The Fund generally votes on management proposals seeking approval to exchange/reprice options on a case-by-case basis.
•	The Fund votes on qualified employee stock purchase plans on a case-by-case basis. The Fund generally supports non-qualified employee stock purchase plans that feature broad-based participation, limits on employee contribution, company matching up to 25%, and no discount on the stock price on the date of purchase.
•	The Fund generally supports transfer stock option (“TSO”) programs, if executive officers and non-employee directors are excluded from participating, if stock options are purchased from third-party financial institutions at a discount to their fair value using option pricing models, and if there is a two-year minimum holding period for sale proceeds. The Fund generally votes against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
•	The Fund generally supports proposals to require majority voting for the election of directors.
•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
•	The Fund generally supports proposals seeking disclosure regarding the company’s, board’s or committee’s use of compensation consultants.

•	The Fund generally supports “pay-for-performance” and “pay-for-superior-performance standard” proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.
•	The Fund generally supports having shareholder votes on poison pills.
•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
•	The Fund votes case-by-case on bonus banking/bonus banking “plus” proposals.
•	The Fund generally supports proposals calling for companies to adopt a policy of obtaining shareholder approval for golden coffins/executive death benefits. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
•	The Fund generally supports proposals to eliminate accelerated vesting of unvested equity awards to senior executives in the event of change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
•	In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.
•	The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.
The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC’s website at www.sec.gov.
Portfolio Managers. The Fund’s portfolio is managed by Stuart Cartner and Robert Coble (each a “Portfolio Manager” and collectively the “Portfolio Managers). They are the persons responsible for the day-to-day management of the Fund’s respective investments.
•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, the Portfolio Managers may also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of October 31, 2018. No portfolio or account has an advisory fee based on performance.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Stuart Cartner	5	$9.17	1	$63.68	2	$307.59
Robert Coble	0	$0	0	$0	0	$0
1.	In billions.
2.	In millions.
3.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.
Compensation of Portfolio Managers. Portfolio managers are employed and compensated by the Manager or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.
Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.
The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.
The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar or other peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.
The discretionary portion of the annual bonus is determined by senior management of the Manager and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.
Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Manager’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.
The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.
The peer group category for the portfolio manager with respect to the Fund is Morningstar Energy Limited Partnership category. The compensation structure of the other funds and accounts managed by the Portfolio Manager are generally the same as the compensation structure of the Fund, described above.
•	Ownership of Fund Shares. As of October 31, 2018, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Stuart Cartner	$100,001–$500,000
Robert Coble	$50,001–$100,000
Brokerage Policies of the Fund
Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated brokers,” as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.
Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the advisory agreement and other applicable rules and procedures described below.
The Manager’s portfolio traders allocate brokerage based upon recommendations from the Manager’s portfolio managers, together with the portfolio traders’ judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.
Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.
Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as that Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.
Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment Manager cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.
However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of the Fund’s shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.
The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.
Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the dviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.
Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.
The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal year ended October 31, 2018, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended October 31, 2018, the Fund paid $10,861 in commissions to firms that provide brokerage and research services to the Fund with respect to $15,177,982 of aggregate portfolio transactions. All such transactions were on a “best execution” basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.
Fiscal Year Ended 10/31	Total Brokerage Commissions Paid by the Fund*
2018	$16,322
*	Amounts do not include spreads or commissions on principal transactions on a net trade basis.
Regular Broker-Dealers. If the Fund has acquired during its most recent fiscal year, securities of its regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act or of their parents, the following table identifies those regular brokers or dealers or their parents that derived more than 15% of their gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser as of the fiscal year ended October 31, 2018:
Name of Regular Broker or Dealer or Parent of Regular Broker or Dealer	Aggregate Holdings of the Securities of the Issuer as of the Fiscal Year Ended October 31, 2018
N/A	N/A
Distribution and Service Arrangements
The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.
The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges (“CDSCs”) retained by the Distributor on the redemption of shares during the Fund’s most recent fiscal years are shown below.
Class A Front-End Sales Charges
Fiscal Year Ended 10/31:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2018	$10,260	$2,520
*	Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Concessions Advanced by Distributor
Fiscal Year Ended 10/31:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*
2018	$0	$67
*	The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class C shares from its own resources at the time of sale.

Contingent Deferred Sales Charges
Fiscal Year Ended 10/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2018	$0	$0
Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plan for Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not “interested persons” of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.
Under the plans, the Distributor may make payments to affiliates. A plan continues in effect from year to year only if the Fund’s Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class.
At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made.
While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.
No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.
In addition to payments made under the plan, the Distributor may make substantial payments from their own resources to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance or services that promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.
Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits compensation to the Distributor at a rate of 0.25% of average annual net assets of Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally makes payments to plan recipients in advance for the first year after shares are purchased and then makes payments periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.
The Distributor does not receive or retain the service fee for Class A share accounts when the investor does not have a broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so.
For the fiscal year ended October 31, 2018, payments under the Class A service plan totaled $1,187, of which $0 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $17 paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.
Class C Distribution and Service Plan. Under the Class C Distribution and Service Plan (a “Plan”), the Fund pays the asset-based sales charge (the “distribution fee”) to the Distributor for its services in distributing Class C shares. The distribution fee allows investors to buy Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plan to pay recipients for providing services similar to the services provided under the Class A service plan, described above.
Payments under the Plans are made in recognition that the Distributor:
•	pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession,
•	pays the service fees in advance or periodically, as described below,
•	may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate,
•	employs personnel to support distribution of Class C shares,
•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses,
•	may not be able to adequately compensate dealers that sell Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans,
•	receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees,
•	may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares,

•	may experience increased difficulty selling the Fund’s shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and
•	may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.
The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.
Service fees for the first year after Class C shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class C service fees to recipients periodically in lieu of paying the first year fee in advance. If Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.
Class C shares may not be purchased by a new investor without the investor designating a registered broker-dealer. Where a current investor no longer has a broker-dealer of record for an existing account, the account will be held on behalf of the Fund(s). In those cases, the Distributor will then retain the distribution fees paid on Class C shares, but will not retain any service fees.
Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor’s actual expenses in selling Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC’s collected on redeemed shares. If a Plan were to be terminated by the Fund, the Fund’s Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.
The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class C expenses by 1.00%.
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 10/31/18
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate
Class C Plan	$1,108	$174	$0
All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.
Payments to Financial Intermediaries
Financial intermediaries may receive various forms of compensation or reimbursement in the form of 12b-1 distribution and service plan payments as described in the preceding section. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary’s clients, also described in this SAI. In addition, the Manager, the Transfer Agent, Sub-Transfer Agent and the Distributor may make payments to broker-dealers, other financial intermediaries or to service providers for some or all of the following services: distribution, promotional and marketing support, operational and recordkeeping, sub-accounting, networking and administrative services.
The types of financial intermediaries that may receive compensation for providing such services include, but are not limited to, broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.
Types of payments to financial intermediaries may include, without limitation, all or portions of the following:
1.	Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:
•	an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the “More About Your Account” section in the prospectus); and
•	ongoing asset-based distribution and/or service fees (described in the section “Distribution and Service Arrangements - Distribution and Service (12b-1) Plans” above).

2.	Payments made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries, to compensate or reimburse them for services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. These payments are made out of the Transfer Agent’s or Sub-Transfer Agent’s own resources and/or assets, including from the revenues or profits derived from the transfer agency fees the Transfer Agent receives from the Fund.
Financial intermediaries will not receive any operational and recordkeeping, networking, sub-accounting, administrative or similar types of fees, 12b-1 fees, commission payments, or so called “finder’s fees” for Class I shares.
3.	In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include, but are not limited to:
•	compensation for marketing or promotional support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and other promotional or marketing services; and
•	other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.
4.	The Distributor may also provide, accept and/or cover the cost of certain non-cash compensation items, subject to internal policies and applicable FINRA regulations.
Although an intermediary that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, neither the Manager nor any advisory affiliate considers a financial intermediary’s sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.
Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:
•	charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems;
•	marketing, promotional support and program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee-based programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products;
•	placement on the dealer’s list of offered funds;
•	providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives; or
•	firm support, which may include, but is not limited to, business planning assistance, “due diligence” or training meetings, advertising, or educating a financial intermediary’s sales personnel about the Oppenheimer funds.
These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Transfer Agent, Sub-Transfer Agent, Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.
For the year ended December 31, 2017, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Adviser or the Distributor for marketing or program support:
1st Global Capital Corp.
Advisor Group
Allstate Life Insurance Company
American General Annuity Insurance Company
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Life Insurance Company
AXA Advisors, LLC
Bank of America Merrill Lynch
Cadaret Grant & Co.
Cambridge Investment Research
CCO Investment Services Corp.
Cetera Financial Group, Inc.
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
CUNA Brokerage Services, Inc.
CUSO Financial Services, LP

Delaware Life Insurance Company
E*TRADE Financial
Edward Jones and Company
Genworth Financial, Inc.
GWFS Equities, Inc.
H.D. Vest Investment Services, Inc.
Hartford Life Insurance Company
Janney Montgomery Scott LLC
J.P. Morgan Securities, LLC
Kestra Investment Services, LLC
Ladenburg Thalmann & Co. Inc.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
Lincoln National Life Insurance Company
LPL Financial Corporation
Massachusetts Mutual Life Insurance Company
MetLife Investors Insurance Company
Midland National Life Insurance Company
Morgan Stanley Smith Barney LLC
MSI Financial Services, Inc.
National Planning Holdings, Inc.
Nationwide Financial Services, Inc.
Northwestern Mutual Investment Services, LLC
Oppenheimer & Co. Inc.
Pacific Life Insurance Company
Park Avenue Securities LLC
Pershing LLC
PNC Investments LLC
Protective Life and Annuity Insurance Company
Prudential Investment Management Services LLC
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co.
Security Benefit Life Insurance Company
Signator Investors, Inc.
State Farm VP Management Corp.
Stifel Nicolaus & Company Incorporated
The Guardian Insurance & Annuity Company, Inc.
Thrivent Investment Management
Transamerica Life Insurance Co.
UBS Financial Services, Inc.
Union Central Life Insurance Company
U.S. Bancorp Investments, Inc.
Voya Financial
Wells Fargo Clearing Services, LLC
Zurich American Life Insurance Company
For the year ended December 31, 2017, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) received payments from the Transfer Agent or Sub-Transfer Agent (of at least $2,500) for operational and recordkeeping, networking, sub-accounting or administrative services provided:
1st Global Capital Corp.
ADP Broker-Dealer, Inc.
Alerus Retirement Solutions
Allstate Life Insurance Company
American General Annuity Insurance Company
American United Life Insurance Co.
Ameriprise Financial Services, Inc.
Ameritas Life Insurance Company
Annuity Investors Life Insurance Company
Ascensus, Inc.
AXA Equitable Life Insurance Company
Bank of America Merrill Lynch
Benefit Consultants Group
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
BMO Harris Bank, N.A.
Charles Schwab & Co., Inc.
CUNA Mutual Group
Davenport & Company LLC
David Lerner Associates, Inc.
Delaware Life Insurance Company
Digital Retirement Solutions
Edward Jones and Company
Fidelity Brokerage Services LLC
Genworth Financial, Inc.
Great-West Life and Annuity Insurance Company
GWFS Equities, Inc.
H.D. Vest Investment Services, Inc.
Hartford Life Insurance Company
Hewitt Associates LLC
Jefferson National Life Insurance
John Hancock Life Insurance Company
John Hancock Trust Company LLC
J.P. Morgan Broker-Dealer Holdings, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning LLC
Lincoln National Life Insurance Company
LPL Financial Corporation
Massachusetts Mutual Life Insurance Company
Matrix Settlement & Clearance Services
Mercer HR Services
MetLife Investors Insurance Company
Mid Atlantic Capital Corporation
Midland National Life Insurance Company
Milliman, Inc.
Minnesota Life Insurance Company
Mony Life Insurance Company of America
Morgan Stanley Smith Barney LLC
Nationwide Financial Services, Inc.
Newport Retirement Services
Northwest Plan Services Inc.
Oppenheimer & Co. Inc.
Pacific Life Insurance Company
PenServ Plan Services, Inc.

Pershing LLC
Phoenix Life Insurance Company
Plan Administrators Inc.
PlanMember Securities Corporation
PNC Bank N.A.
Principal Life Insurance Company
Protective Life and Annuity Insurance Company
Prudential Investment Management Services LLC
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Reliance Trust Co.
Robert W. Baird & Co.
Sammons Financial Network, LLC
Security Benefit Life Insurance Company
Security Financial Resources, Inc.
SEI Private Trust Company
Standard Insurance Company
Stifel Nicolaus & Company Incorporated
T. Rowe Price
TD Ameritrade Clearing, Inc.
The Guardian Insurance & Annuity Company, Inc.
Tiaa-Cref Individual & Institutional Services, LLC
Transamerica Life Insurance Co.
Transamerica Retirement Services
Trust Company of America
UBS Financial Services, Inc.
Ultimus Fund Solutions, LLC
Union Central Life Insurance Company
U.S. Bank N.A.
VALIC Financial Advisors, Inc.
Vanguard Group
Voya Financial
Wells Fargo Clearing Services, LLC
Zurich American Life Insurance Company
About Your Account
The Fund’s prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund’s policies regarding those share transactions. It should be read in conjunction with the information in the Fund’s prospectus. The appendix to the Fund’s prospectus titled “Special Sales Charge Arrangements and Waivers” provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.
Securities Valuation. The Fund’s Board has adopted valuation procedures for the valuation of the Fund’s assets and has delegated the day-to-day responsibility for valuation, including fair value determinations, under those procedures to the Manager. The Manager has established a valuation committee which oversees those responsibilities. Fair value determinations are subject to review and approval or ratification by the Board at or prior to its next scheduled meeting after the fair valuations are determined.
Depending on the type of asset held by the Fund, assets are generally valued as follows:
•	Equity securities (both U.S. and foreign) traded on a securities exchange are valued based on the official closing price on the principal exchange on which the security is traded, prior to when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If neither the official closing price nor the last sales price is available, the security is valued based on prices derived from bid and/or asked quotes from the exchange or broker-dealers or at fair value.
•	Fixed Income securities (both U.S. and foreign and including corporate, government and municipal or tax-exempt securities), event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices as determined by a pricing service or by utilizing evaluated prices provided by third party pricing services who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include, but are not limited to, reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other factors. Pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some Fund trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. If a security cannot be valued in the manner stated above, the security is valued based on information derived from bid and/or asked prices for round lots from broker-dealers. If a fixed income security with a remaining maturity of 60 days or less cannot be valued in the manner stated above, the security is valued at cost adjusted by the amortization of discount or premium to maturity.
•	Exchange-traded derivatives (other than futures and futures options) are valued at the last sale price on their principal exchange. If the exchange-traded derivative cannot be valued at the last sale price, it is valued at the mean between the closing bid and asked prices on the exchange. Futures and futures options traded on an exchange are generally valued at the official settlement price on their principal exchange. Over-the-counter (OTC) derivatives (other than a forward currency exchange contract) are valued by a pricing service or if a value from the pricing service is not available, by one or more prices from dealers, which may be or include the counterparty to the derivative transaction.
•	Shares of an investment company or a fund’s wholly-owned subsidiary (if applicable) that are not traded on an exchange and shares of OFI Global China Fund LLC are valued at their NAV per share.

Fair Value Pricing. Securities for which market quotations are not readily available or of an issuer or market to which a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee attempts to consider all relevant facts that are reasonably available, through either public information or other reasonably available information, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
Determination of Net Asset Value Per Share. The net asset value, or “NAV,” of the Fund is determined by subtracting the expenses and liabilities attributable to the Fund as a whole from the value of the Fund’s assets. The net assets attributable to each class is determined by pro rating the net assets of the Fund according to the relative number of shares of each class. The net asset value per share for each class of shares of the Fund is determined by subtracting from the value of the Fund’s net assets attributable to the class, those expenses and liabilities that are attributable to the class, and dividing the result by the number of shares of that class that are outstanding.
The NAV is determined as of 4:00 p.m., Eastern time, on each day that the New York Stock Exchange (the “NYSE”) is open, except if there is an NYSE scheduled early closing the Fund will calculate the net asset value for each share class as of the NYSE scheduled early closing time (the “Valuation Time”). The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.
Trading in certain securities may occur when the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s NAVs will not be calculated on those days, the value of the Fund’s assets, and in turn, the Fund’s NAVs may be significantly affected when shareholders may not purchase or redeem shares.
How to Buy Shares
The Oppenheimer Funds. The “Oppenheimer funds” are those mutual funds for which the Distributor acts as distributor and currently include the following:
OFI Pictet Global Environmental Solutions Fund
OFI SteelPath Series Trust:
Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Focus Fund
Oppenheimer Global Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Multi-Asset Growth Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Integrity Funds:
Oppenheimer Global Unconstrained Bond Fund
Oppenheimer Preferred Securities and Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer Intermediate Income Fund
Oppenheimer Intermediate Term Municipal Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Equity Fund
Oppenheimer International Growth Fund
Oppenheimer International Small-Mid Company Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Macquarie Global Infrastructure Fund
Oppenheimer Main Street Funds:
Oppenheimer Main Street Fund
Oppenheimer Main Street All Cap Fund
Oppenheimer Main Street Mid Cap Fund
Oppenheimer Main Street Small Cap Fund
Money Market Funds:
Oppenheimer Government Cash Reserves
Oppenheimer Government Money Market Fund
Oppenheimer Institutional Government Money Market Fund
Oppenheimer Multi-State Municipal Trust:
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund
Oppenheimer Municipal Fund

Oppenheimer Portfolio Series Funds:
Active Allocation Fund
Conservative Investor Fund
Growth Investor Fund
Moderate Investor Fund
Oppenheimer Quest for Value Funds:
Oppenheimer Fundamental Alternatives Fund
Oppenheimer Global Allocation Fund
Oppenheimer Mid Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Short Duration High Yield Municipal Fund:
Oppenheimer Rochester Short Duration High Yield Municipal Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Series Fund:
Oppenheimer Value Fund
Oppenheimer Short Term Municipal Fund
Oppenheimer Small Cap Value Fund
Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath Panoramic Fund
Oppenheimer Ultra-Short Duration Fund
Rochester Portfolio Series:
Oppenheimer Rochester Limited Term New York Municipal Fund
Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class offers different shareholder privileges and features. The net income attributable to each class of shares and the dividends payable on each class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which some share classes are subject. The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. The purpose of the deferred sales charge and asset-based sales charge that are applicable to some other share classes is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.
Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Fund’s prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses, or when a financial intermediary has entered into an agreement with the Distributor. The appendix to the Fund’s prospectus titled “Special Sales Charge Arrangements and Waivers” includes additional information regarding certain of these sales charge reductions and waivers.
A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.
Letter of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A shares of the Fund or Class A or Class C shares of other Oppenheimer funds or Class A and Class C units of advisor sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the Program Manager or Program Distributor.
A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the “Letter period”), which begins on the date of the investor’s first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in “Terms of Escrow That Apply to Letters of Intent” below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying college savings program holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of “qualified” Class A and Class C shares and Class A and Class C units during the Letter period. Purchases of Class R, Class Y or Class I shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Government Money Market Fund or Oppenheimer Government Cash Reserves on which a sales charge has not been paid do not count as “qualified” shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.
If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.
If subsequent eligible purchases during the Letter period cause the amount of total eligible purchases to exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Fund’s prospectus), the sales charges paid on those subsequent purchases will be charged at the lower rate as permitted under the Fund’s Right of Accumulation policy.
By establishing a Letter, the investor agrees to be bound by the terms of the Fund’s prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.
Terms of Escrow That Apply to Letters of Intent.
1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.
2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.
3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the section titled “The Oppenheimer Exchange Privilege” in the Fund’s prospectus), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.
4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.
5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.
6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.
Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.
Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares before the Valuation Time. If the Distributor is instructed to initiate the ACH transfer after the Valuation Time, the shares will be purchased on the next regular business day.
Dividends will begin to accrue on the shares purchased through the ACH system on the next regular business day after the purchase date. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.
Asset Builder Plans. As indicated in the Fund’s prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.
An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made three business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.
To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the “Asset Builder Plan” information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.
You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.
Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in the appendix to the Fund’s prospectus titled “Special Sales Charge Arrangements and Waivers.”
Certain special sales charge arrangements described in the appendix to the Fund’s prospectus titled “Special Sales Charge Arrangements and Waivers” apply to retirement plans whose records are maintained on a daily valuation basis by Bank of America Merrill Lynch (“Merrill Lynch”) or an independent record keeper that has a contract or special arrangement with Merrill Lynch. The amount of assets the plan had in applicable investments on the date the plan sponsor signed the Merrill Lynch record keeping service agreement determines which share classes are available for purchase. If the plan had $1 million or more but less than $5 million in such assets it may purchase only Class R shares, if offered by the Fund. If the plan had $5 million or more in such assets it may purchase only Class A shares.
The Transfer Agent or Sub-Transfer Agent has entered into agreements with certain financial intermediaries whereby such intermediaries receive compensation for operational, record keeping, networking and sub-accounting services performed on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan’s record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan’s record keeper.
Financial intermediaries will not receive any operational and recordkeeping, networking, sub-accounting, administrative or similar types of fees, 12b-1 fees, commission payments, or so called “finder’s fees” for Class I shares.
No operational and recordkeeping, networking, sub-accounting, administrative or similar types of fees, 12b-1 fees, commission payments, or so called “finder’s fees” will be paid with respect to Class I shares.
Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.
How to Sell Shares
Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal funds wire may be delayed if the Fund’s custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund’s agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day’s net asset value if the order was received by the broker or dealer from its customer prior to the Valuation Time.
For accounts redeemed through a broker-dealer, payment will ordinarily be made within two business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Fund’s prospectus.
Payments “In Kind.” As stated in the Fund’s prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution “in kind” of liquid securities from the Fund’s portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under “Determination of Net Asset Value Per Share.” That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. A redemption in kind may result in a taxable gain or loss to a shareholder, based on the difference between the value of the securities received and the shareholder’s tax basis in its Fund shares, to the same extent as a redemption for cash. Additional taxable gain or loss may be realized upon a later sale or disposition of such securities.
The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.
Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.
Requests for distributions from OppenheimerFunds-sponsored IRA’s, SEP-IRA’s, SIMPLE IRA’s, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to “Trustee, OppenheimerFunds Retirement Plans,” c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:
1.	state the reason for the distribution;
2.	if the distribution is premature, state the owner’s awareness of tax penalties; and
3.	conform to the requirements of the plan and the Fund’s other redemption requirements.
Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and Internal Revenue Service Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.
Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.
Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment. The redemption of shares necessary to make a requested withdrawal payment may result in a taxable gain or loss.
Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.
The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund prospectus.
The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.
The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. All dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.
Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.
If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Fund’s prospectus will be followed in determining the order in which the shares are transferred.
Minimum Account Balance. Except for Class I shares, the minimum account balance is $500. The minimum account balance for Class I shares is $250,000, excluding accounts for which the minimum initial investment was waived.
Involuntary Redemptions. The Fund has the right to redeem shares held in any account, except for Class I share accounts, with a value of less than $500. If the Fund exercises this right, a minimum of 30 days’ notice will be provided. Alternatively, the Transfer Agent may set requirements for shareholders so that the shares would not be involuntarily redeemed.
If a Class I account falls below the $250,000 minimum balance, the account may be redeemed or converted into a Class Y share account. This policy does not apply to Class I share accounts for which the minimum initial investment is waived.
Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.
The Fund reserves the authority to modify the minimum balance policies in its discretion.
Reinvestment Privilege. Within three months after redeeming Class A shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge if:
•	An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed.
The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in “How to Exchange Shares” below. This privilege does not apply to any other share class or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and, except as provided below, reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if shares on which a sales charge was paid are redeemed before the 91st day after such shares were acquired and if the redemption proceeds are reinvested in shares of the Fund or another of the Oppenheimer funds on or before January 31 of the calendar year following the calendar year in which the Fund shares were redeemed, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid for purposes of determining the amount of gain or loss on the redemption. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.
How to Exchange Shares
Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.
As stated in the Fund’s prospectus, shares of a particular class of an Oppenheimer fund may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.
You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.
The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in “Reinvestment Privilege,” above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.
The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days’ notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.
How Exchanges Affect Contingent Deferred Sales Charges. If shares acquired by exchange are later redeemed within the CDSC holding period applicable to those acquired shares, the CDSC applicable to the share class of the Oppenheimer fund you are exchanging into will apply to the acquired shares. This includes the redemption of shares of Oppenheimer Government Cash Reserves and Oppenheimer Government Money Market Fund that were acquired by exchange.
When shares that are subject to a CDSC are exchanged, the priorities for the imposition of the CDSC described in “About Your Account” in the Fund’s prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of any remaining shares.
For circumstances in which a CDSC on shares acquired by exchange may be waived, see the appendix to the Fund’s prospectus titled “Special Sales Charge Arrangements and Waivers.”
Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.
Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in “The Oppenheimer Exchange Privilege” section in the Fund’s prospectus.
The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.
The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.
Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the Valuation Time (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.
When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.
Shares that are subject to a restriction cited in the Fund’s prospectus or this SAI will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.
Distributions and Taxes
Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions (“distributions”) and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of its portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains. It is the policy of the Fund to distribute quarterly substantially all of the distributions received on its investments. The Fund will distribute tax return of capital regularly for all quarters. Some of the quarterly distributions in excess of income may be recharacterized as short-term or long-term capital gain for tax purposes.
The Fund’s distributions may exceed the amount the Fund receives from the underlying MLPs. The Fund also anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of its distributions to shareholders will consist of return of capital for U.S. federal income tax purposes. See “Dividends, Capital Gains and Taxes – Dividends and Distributions” in the Prospectus for more detailed information.
Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Dividend distributions on Class C shares are expected to be lower than dividend distributions on Class A, Class Y and Class I shares because of the effect of the asset-based sales charge on Class C shares. Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another Oppenheimer fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Government Money Market Fund. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.
Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Fund’s prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Fund’s prospectus and this SAI is based on tax laws and regulations in effect on the date of the Fund’s prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State, local and non-U.S. tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction’s tax rules affecting an investment in the Fund.
Taxation of Fund Investments. The following section discusses the taxation of certain of the Fund’s investments.
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gains into short-term capital gains or ordinary income, which are each taxed to individuals at relatively higher rates than long-term capital gains, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund intend to monitor their transactions and may make certain tax elections to mitigate the effect of these rules.
A Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year.
Subject to the discussion below regarding Section 451 of the Internal Revenue Code, gain that a Fund derives from the disposition of any bonds with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the bond over the basis of such bond immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount bond may be deferred until such bond is sold or otherwise disposed of.
The MLPs in which the Fund invests are expected to be treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, a Fund must report its allocable share of the MLP’s taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions to the Fund.
The Fund may invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes.
Moreover, if the Canadian entity is a PFIC (as defined below), a Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC. If the Canadian income trusts in which a Fund invests are treated as partnerships for U.S. federal income tax purposes, a Fund will be subject to U.S. tax on its share of the trust’s income, whether or not it is distributed to a Fund.
Income and proceeds received by the Fund with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Fund’s investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign tax.
If a Fund invests in a “passive foreign investment company” (“PFIC”), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated ratably to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year’s ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund’s actual income or tax rate for that prior year). For each prior taxable year, a Fund must pay both the amount of tax so computed and interest that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and interest would reduce the investment return of such a Fund. Elections may be available to the Fund to mitigate the effect of this provision provided in certain cases that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash.
Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Qualification and Taxation as a Regulated Investment Company. The Fund intends to qualify each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. As long as it so qualifies, it may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating corporate income tax that would otherwise be imposed on such income or gains. Qualification as a RIC also allows, under certain conditions, for the characterization of the distributions made to shareholders as being composed of specific types of tax-favored income such as corporate dividends and capital gains.
Even though the Fund expects to qualify as a RIC, to the extent that it distributes less than all of its income, it may still be subject to a corporate income tax and an excise tax. In addition, any investment income or proceeds received from a foreign source may be subject to foreign withholding or other taxes, although the rate of any such withholding or other tax may be reduced under an income tax treaty if the qualifications for the benefits of the treaty are met. If possible, the Fund will operate so as to qualify for such reduced rates. Any foreign withholding or other taxes will reduce the Fund’s income and capital gain. To the extent investments are made in passive foreign investment companies (described below) corporate income tax and interest charges on distributions or gains may apply, even if those amounts are distributed to shareholders.
Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.
Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in “qualified publicly traded partnerships.”
Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund’s assets must consist of U.S. government securities, securities of other RICs, securities of other issuers (“Other Issuers”) and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund’s assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or greater voting stock interest, in (1) the securities of any one issuer (other than U.S. government securities and the securities of other RICs), (2) the securities of two or more issuers (other than the securities of other RICs) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.
Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least the sum of 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain over its net long-term capital loss, and 90% of its net tax-exempt income for the taxable year.
Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply and are met) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had “earnings and profits” (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions might qualify for the tax rate on qualified dividend income and, in the case of corporations, they might qualify for the dividends-received deduction.
As discussed above, the Fund needs to satisfy certain requirements relating to the source of its income, diversification of assets, and distribution of income, in order to qualify for favorable U.S. federal tax treatment as a RIC. If the Fund enters into derivative financial instruments or similar transactions, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, as well as the applicable regulatory rules and authorities. However, there may be no direct authority specifically addressing the application of the rules applicable to RICs to certain potential derivative financial instrument activities, including for instance securities lending activities, that may be entered into by the Fund. As a result, in certain cases, the tax treatment of a transaction entered into by the Fund may be uncertain and there can be no assurance that the tax authorities in question or a court of law, will agree with the Fund’s characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, or with respect to the recognition of income, deductions, gain, or loss, or any liability for taxes arising from such transaction.
Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Fund’s holding period in its investments, change the character of, or accelerate, the Fund’s income, defer or disallow the Fund’s deductions and losses, and compel the Fund to include in taxable income otherwise unrealized appreciation in its assets. For example, if the Fund invests in foreign currencies or securities denominated in foreign currencies, losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income under certain circumstances. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund’s distributions. In addition, part of an “interest” payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.
Certain positions in the Fund’s portfolio may have to be marked to market (that is, treated as if they were sold and repurchased on the last day of the Fund’s taxable year). Such “deemed sales” under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules. In addition, the Fund’s investments in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities. Effective for taxable years beginning after 2017, Section 451 of the Internal Revenue Code generally requires an accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a RIC and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities earlier than it might otherwise have done.
Real Estate Investment Trusts. Because of certain non-cash expenses such as property depreciation, a REIT’s cash flow may exceed its taxable income. A REIT may distribute this excess cash to its investors (such as the Fund). This distribution of excess cash may be a return of capital. The Fund likewise may distribute the cash flow from the REIT investments to Fund shareholders. As a result, a portion of the Fund’s distributions to its shareholders may be a return of capital, the tax treatment of which is described further below under “Taxation of Fund Distributions.”
Passive Foreign Investment Companies. If the Fund invests in a “passive foreign investment company” (“PFIC”), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated ratably to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year’s ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund’s actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and interest that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and interest would reduce the investment return of the Fund.
If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which PFICs frequently do not provide), the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) and, in lieu of the tax consequences described above, the Fund would be required to include in each year’s income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund.
Alternatively, if the Fund invests in marketable stock of a PFIC, it may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased such PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. By making either election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC’s stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test (discussed above) and for excise tax purposes.
A foreign issuer in which the Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation (“CFC”) and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, the Fund generally would be a “U.S. Shareholder” of the CFC and would be required to include in gross income each year, as ordinary income, its pro rata share of the CFC’s “subpart F income” (which generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives) whether or not the CFC distributes such amounts to the Fund. Under proposed regulations, such income will be considered “qualifying income” for purposes of the Fund’s qualification as a regulated investment company only to the extent such income is timely distributed to the Fund. If a net loss is realized by a CFC, such loss is generally not available to offset the income earned by the Fund.
Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager and/or OFI may determine that it would be in the shareholders’ best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce shareholder total returns from the Fund.
Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund’s earnings and profits will be treated as a return of capital to the extent of each shareholder’s basis in his or her shares, and any remaining amount in excess of such basis will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital. A reduction in the basis of shares could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.
Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, if the Fund invests in stock, a portion of the Fund’s ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on “qualified dividend income” as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the Internal Revenue Service. The percentage of each distribution that corresponds to a particular type of income will generally be based on how much of that income the Fund earns for the taxable year in accordance with the Internal Revenue Service rules, rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund’s taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.
Distributions Derived from Dividends. If the Fund earns dividend income from U.S. corporations, for the Fund’s corporate shareholders to claim the dividends-received deduction against the Fund’s distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock’s ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt-finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund’s shares for at least 46 days during a specified period that includes the portfolio stock’s ex-dividend date and (2) does not debt-finance its investment in the Fund’s shares. To the extent the Fund’s distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.
If the Fund earns qualified dividend income, as discussed below, special rules may also apply to regular dividends paid to a non-corporate shareholder of the Fund. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals. Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder’s net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund’s gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund’s gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends reported by the Fund as qualified dividend income, which generally cannot exceed the ratio that the Fund’s qualified dividend income bears to its gross income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.
“ Qualified dividend income” generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock’s ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include “payments in lieu of dividends” received in securities lending transactions or dividends received from a real estate investment trust or another RIC, except to the extent such dividends were paid from qualified dividend income received and reported by such real estate investment trust or RIC. Dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not be qualified dividends. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.
Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Although current regulatory guidance is somewhat unclear, subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from the Fund’s investment in a qualified publicly traded partnership will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from a publicly traded partnership. Technical correction legislation to change this treatment is currently under consideration in Congress.
Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources generally will be treated as ordinary income to the shareholder:
•	income from certain taxable investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, or its agencies and instrumentalities) or from bonds or other debt obligations;
•	income from loans of portfolio securities;
•	income or gains from certain options or futures;
•	any net short-term capital gain;
•	any market discount accrual on tax-exempt bonds; and
•	certain foreign currency gains.
Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund’s shareholders as long-term capital gain. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.
If the Fund elects to retain all or a portion of its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report that portion of the gain as long-term capital gain, will be able to claim that portion of the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.
Foreign Source Income. Investment income and proceeds that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source or other foreign taxes. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit such shareholder’s share of that amount against the shareholder’s U.S. federal income tax due, or deduct his or her share of that amount from his or her U.S. taxable income. If the Fund has investments in foreign securities, the Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.
Shortly after the end of any year for which it makes such an election, the Fund will report to its shareholders the amount of such foreign tax that must be included in each shareholder’s gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year cannot exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder’s taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).
As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder’s proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.
Tax Consequences of Share Redemptions. If all or a portion of a shareholder’s investment in the Fund is redeemed, the shareholder will generally recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.
All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange or reinvestment privilege within 90 days after acquiring Fund shares, and no later than January 31 of the following calendar year, in certain circumstances, any loss that the shareholder recognizes on the redemption or exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the redeemed or exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange or reinvestment privilege. Such sales charge will be treated as an amount paid for the new shares.
Additional Taxes on Certain Net Investment Income. An additional 3.8% Medicare tax applies to certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Backup Withholding. The Fund will be required in certain cases to withhold a certain percentage of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders after the end of each calendar year with a copy sent to the Internal Revenue Service. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the Internal Revenue Service.
Taxation of U.S. Tax-Exempt Shareholders. A tax-exempt shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder or if the Fund recognizes “excess inclusion income” and the amount of such income exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). The Fund could recognize excess inclusion income with respect to its indirect investments in real estate investment trusts that hold residual interests in real estate mortgage conduits or which are, or have certain wholly-owned subsidiaries that are, taxable mortgage pools. Tax-exempt shareholders, including in particular charitable remainder trusts, are urged to consult their tax advisers with respect to the particular consequences of an investment in the Fund.
Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. A “foreign shareholder” includes, but is not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.
If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status (using the applicable Internal Revenue Service Form W-8), the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not “effectively connected income,” will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign shareholder’s country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the Internal Revenue Service. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

Properly reported dividends paid to foreign shareholders will generally be exempt from U.S. withholding tax provided such dividends (i) are derived from the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of shares held through a financial intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.
The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above and the possible applicability of U.S. estate tax.
Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), ordinary dividends the Fund pays to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid Internal Revenue Service Form W-9 or Internal Revenue Service Form W-8BEN, respectively. No such withholding will occur with respect to a non-U.S. entity that timely provides the Fund with a valid Internal Revenue Service Form W-8BEN-E (or other applicable Form W-8) indicating the entity’s compliance with, or exemption from, FATCA. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this legislation to them.
Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances. Some states may similarly require such transactions to be reported separately with the appropriate state taxing authorities.
Additional Information About the Fund
The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of OFI that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds.
The Transfer Agent. OFI Global Asset Management, Inc. is the Fund’s Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund’s Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown on the back cover.
Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.
The Custodian. JPMorgan Chase Bank is the custodian of the Fund’s cash balances and portfolio securities, except affiliated mutual fund shares. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $250,000 are not protected by the Federal Deposit Insurance Corporation (“FDIC”). Those uninsured balances may at times be substantial. The Sub-Transfer Agent records the Fund’s positions in affiliated mutual fund shares that may be held by the Fund.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund’s financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager’s affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix
Ratings Definitions
Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations (“NRSROs”) listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.
Moody’s Investors Service, Inc. (“Moody’s”)
GLOBAL RATING SCALES
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.3 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a (hyb) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS
Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

S&P Global Ratings (“S&P”), a part of McGraw-Hill Financial
ISSUE CREDIT RATINGS
A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P analysis of the following considerations:
•	The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature of and provisions of the financial obligation and the promise we impute;
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
LONG-TERM ISSUE CREDIT RATINGS
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
SHORT-TERM ISSUE CREDIT RATINGS
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
MUNICIPAL SHORT-TERM NOTE RATINGS
An S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
ISSUER CREDIT RATINGS
An S&P issuer credit rating is a forward-looking opinion about an obligor’s overall creditworthiness. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. Counterparty credit ratings, corporate credit ratings and sovereign credit ratings are all forms of issuer credit ratings. Issuer credit ratings can be either long-term or short-term.
LONG-TERM ISSUER CREDIT RATINGS
AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
BB; B; CCC; and CC: Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.
B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC: An obligor rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its financial obligations including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. An obligor is considered in default unless S&P believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.
NR: An issuer designated ‘NR’ is not rated.
Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
SHORT-TERM ISSUER CREDIT RATINGS
A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in a ‘SD’ or ‘D’ issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.
R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.
NR: An issuer designated ‘NR’ is not rated.
Fitch Ratings, Inc.
Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.
Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign, financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.
For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).
The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.
The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services. Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower case letter symbol combined with either an '*' (e.g., 'bbb+*') or (cat) suffix to denote the opinion status. Credit Opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. Rating Assessments are point-in-time opinions. Rating Assessments are not monitored; they are not placed on Watch or assigned an Outlook and are not published.

INTERNATIONAL CREDIT RATING SCALES
The Primary Credit Rating Scales (those featuring the symbols 'AAA'–'D’ and 'F1'–'D') are used for debt and financial strength ratings. This page describes their use for issuers and obligations in corporate, public, structured and infrastructure and project finance debt markets.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings. For corporate finance obligation ratings, they are not appended to rating categories below the ‘CCC’. For all other sectors/obligations, they are not assigned to rating categories below the ‘B’. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers '+' or '-' may be appended to a rating to denote relative status within categories from 'aa’ to 'b'.
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
The Local Currency International Rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).
Foreign Currency Ratings additionally consider the profile of the issuer or note after taking into account T&C risk. This risk is usually communicated for different countries by the Country Ceiling, which caps the foreign currency ratings of most, though not all, issuers within a given country.
Where the rating is not explicitly described in the relevant Rating Action Commentary as local or foreign currency, the reader should assume that the rating is a Foreign Currency Rating (i.e., the rating is applicable for all convertible currencies of obligation).
ISSUER DEFAULT RATINGS
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. the formal announcement by the issuer or their agent of a distressed debt exchange.
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. 'RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i.	the selective payment default on a specific class or currency of debt;
ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS
LONG-TERM OBLIGATIONS
The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories (high) and (low). The absence of either a (high) or (low) designation indicates the rating is in the middle of the category.
AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
COMMERCIAL PAPER AND SHORT-TERM DEBT
The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories (high), (middle), and (low).
R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
Kroll Bond Rating Agency (“KBRA”)
LONG-TERM CREDIT RATINGS
Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.
BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC: Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.
CC: Determined to be near default or in default with average recovery expectations.
C: Determined to be near default or in default with low recovery expectations.
D: KBRA defines default as occurring if:
1. There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
2. The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
KBRA may append – or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.
SHORT-TERM CREDIT RATINGS
Kroll Bond Rating Agency’s short-term ratings indicate an ability to meet obligations that typically have maturities of thirteen months or less when issued by corporate entities, financial institutions, and in connection with structured finance transactions. When applied to municipal obligations, KBRA’s short-term ratings typically indicate an ability to meet obligations of three years or less. Short-term ratings may be assigned to both issuers and to specific obligations. As compared to long-term ratings, greater emphasis is placed on an obligor’s liquidity profile and access to funding. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.
K1: Very strong ability to meet short-term obligations.
K2: Strong ability to meet short-term obligations.
K3: Adequate ability to meet short-term obligations.
B: Questionable ability to meet short-term obligations.
C: Little ability to meet short-term obligations.
D: KBRA defines default as occurring if:
1. There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
2. The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
KBRA may append a + modifier to ratings in the K1 category to indicate exceptional ability to meet short-term obligations.
Footnotes to Appendix:
1.	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
2.	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
3.	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Financial Statements
The Fund’s audited Financial Statements, included in the Fund’s Annual Report dated October 31, 2018, including the notes thereto and the report of KPMG LLP thereon, are incorporated by reference into this Statement of Additional Information.

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Oppenheimer SteelPath MLP Energy & Infrastructure Fund
Website
www.oppenheimerfunds.com
Investment Manager
OFI SteelPath, Inc.
2100 McKinney Ave.
Suite 1401
Dallas, TX 75201
Distributor
OppenheimerFunds Distributor, Inc.
225 Liberty Street
New York, New York 10281-1008
Transfer Agent and Sub-Transfer Agent
OFI Global Asset Management, Inc. and Shareholder Services Inc. doing business as OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)
Custodian Bank
JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245
Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202
Legal Counsel
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606
PX4826.01.0219

OFI SteelPath Series Trust
FORM N-1A
PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(i) Agreement and Declaration of Trust dated 5/12/17, amended 10/15/18: Filed herewith.
(ii) Schedule A, as amended 10/15/18, to Agreement and Declaration of Trust dated 5/12/17, as amended 10/15/18: Filed herewith.
(b)	By-Laws dated 5/12/17: Previously filed with Registrant’s Initial Registration Statement, (8/1/17), and incorporated herein by reference.
(c)	(i)	Article V of the Agreement and Declaration of Trust. Previously filed with Registrant’s Initial Registration Statement, (8/1/17), and incorporated herein by reference.
	(ii)	Article II of the By-Laws. Previously filed with Registrant’s Initial Registration Statement, (8/1/17), and incorporated herein by reference.
(d)	(i)	Investment Advisory Agreement: dated 8/23/2017: Previously filed with Registrant's Pre-Effective Amendment No. 1, (9/20/17), and incorporated herein by reference.
(e)	(i)	General Distributor's Agreement: 8/23/2017: Previously filed with Registrant's Pre-Effective Amendment No. 1, (9/20/17), and incorporated herein by reference.
	(ii)	Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.
	(iii)	Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.
	(iv)	Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.
	(v)	Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.
	(vi)	Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.
(f)	Form of Oppenheimer Funds Compensation Deferral Plan, As Amended and Restated Effective 1/1/08: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (Reg. No. 333-146105), (5/29/09), and incorporated herein by reference.
(g)	(i)	Global Custody Agreement dated 8/16/02, as amended: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.
	(ii)	Amendment dated 8/11/17 to the Global Custody Agreement: Previously filed with Post-Effective Amendment No. 64 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), (8/25/17), and incorporated herein by reference.
(h)	Not applicable.

(i)	(i) Opinion and Consent of Counsel: dated 9/15/17: Previously filed with Registrant's Pre-Effective Amendment No. 1 (9/20/17), and incorporated herein by reference.
(ii) Opinion and Consent of Delaware Counsel: dated 9/15/17: Previously filed with Registrant's Pre-Effective Amendment No. 1 (9/20/17), and incorporated herein by reference.
(j)	Independent Registered Public Accounting Firm’s Consent: Filed herewith.
(k)	Not applicable.
(l)	Investment Letter from OppenheimerFunds, Inc. to Registrant: dated 8/23/17: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (9/20/17), and incorporated herein by reference.
(m)	(i) Service Plan and Agreement for Class A shares dated 8/23/17: Previously filed with Registrant's Pre-Effective Amendment No. 1, (9/20/17), and incorporated herein by reference.
(ii) Service Plan and Agreement for Class T shares dated 8/23/17: Previously filed with Registrant's Pre-Effective Amendment No. 1, (9/20/17), and incorporated herein by reference.
(iii) Distribution and Service Plan and Agreement for Class C shares dated 8/23/17: Previously filed with Registrant's Pre-Effective Amendment No. 1, (9/20/17), and incorporated herein by reference.
(iv) Distribution and Service Plan and Agreement for Class R shares dated 8/23/17: Previously filed with Registrant's Pre-Effective Amendment No. 1, (9/20/17), and incorporated herein by reference.
(n)	Oppenheimer Funds Multiple Class Plan Pursuant to Rule 18f-3: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global High Yield Fund (Reg. No. 333-176889), (9/25/14), and incorporated herein by reference.
(o)	(i) Power of Attorney dated 8/21/18 for all Trustees and Officers except Brian S. Petersen: Previously filed with Post-Effective Amendment No. 9 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-186810), (8/27/18), and incorporated herein by reference.
(ii) Power of Attorney dated 8/21/18 for Brian S. Petersen: Previously filed with Post-Effective Amendment No. 9 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-186810), (8/27/18), and incorporated herein by reference.
(p)	Code of Ethics of the Oppenheimer Funds, OFI Global Asset Management, Inc., OFI SteelPath, Inc., OFI Advisors, LLC, OppenheimerFunds, Inc. (including certain other affiliates and subsidiaries) and OppenheimerFunds Distributor, Inc., effective as of 5/26/16, under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post-Effective Amendment No. 18 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/25/16), and incorporated herein by reference.
Item 29. – Persons Controlled by or Under Common Control with the Fund
None.
Item 30. – Indemnification
Reference is made to the provisions of Article VII of Registrant’s Agreement and Declaration of Trust filed as Exhibit 28(a) to the Registration Statement and incorporated herein by reference.
Insofar as indemnification for certain liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. – Business and Other Connections of the Investment Adviser
(a)	OFI SteelPath, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 31(b) below.
(b)	Information required by this Item 31 as to any other substantial business, profession, vocation or employment in which the directors or officers of OFI SteelPath, Inc. have been engaged within the last two fiscal years as director, officer, employee, partner or trustee is incorporated herein by reference to OFI SteelPath, Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-77030) pursuant to the Investment Advisers Act of 1940.
Item 32. – Principal Underwriter
(a)	OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant’s shares. It is also the Distributor of each of the registered open-end investment companies listed below and for MassMutual Institutional Funds.
OFI Pictet Global Environmental Solutions Fund
OFI SteelPath Series Trust (1 series):
Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Focus Fund
Oppenheimer Global Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Multi-Asset Growth Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Government Cash Reserves
Oppenheimer Government Money Market Fund
Oppenheimer Institutional Government Money Market Fund
Oppenheimer Integrity Funds (3 series):
Oppenheimer Global Unconstrained Bond Fund
Oppenheimer Preferred Securities and Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer Intermediate Income Fund
Oppenheimer Intermediate Term Municipal Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Equity Fund
Oppenheimer International Growth Fund
Oppenheimer International Small-Mid Company Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Macquarie Global Infrastructure Fund
Oppenheimer Main Street All Cap Fund
Oppenheimer Main Street Funds (1 series):
Oppenheimer Main Street Fund
Oppenheimer Main Street Mid Cap Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Master Loan Fund, LLC
Oppenheimer Multi-State Municipal Trust (3 series):
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund
Oppenheimer Municipal Fund
Oppenheimer Portfolio Series (4 series):
Active Allocation Fund
Conservative Investor Fund
Growth Investor Fund
Moderate Investor Fund
Oppenheimer Quest For Value Funds (3 series):
Oppenheimer Fundamental Alternatives Fund
Oppenheimer Global Allocation Fund
Oppenheimer Mid Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer ETF Trust (20 series):
Oppenheimer Emerging Markets Revenue ETF
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF
Oppenheimer ESG Revenue ETF
Oppenheimer Global ESG Revenue ETF
Oppenheimer Global Revenue ETF
Oppenheimer International Revenue ETF
Oppenheimer International Ultra Dividend Revenue ETF
Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer S&P 500 Revenue ETF
Oppenheimer S&P Financials Revenue ETF
Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer S&P Ultra Dividend Revenue ETF
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Short Duration High Yield Municipal Fund (1 series):
Oppenheimer Rochester Short Duration High Yield Municipal Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Series Fund (1 series):
Oppenheimer Value Fund
Oppenheimer Short Term Municipal Fund
Oppenheimer Small Cap Value Fund
Oppenheimer SteelPath MLP Funds Trust (4 series):
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath Panoramic Fund
Oppenheimer Ultra-Short Duration Fund

Oppenheimer Variable Account Funds (11 series):
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Conservative Balanced Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Global Fund/VA
Oppenheimer Global Multi-Alternatives Fund/VA
Oppenheimer Global Strategic Income Fund/VA
Oppenheimer Government Money Fund/VA
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Total Return Bond Fund/VA
Rochester Portfolio Series (1 series):
Oppenheimer Rochester Limited Term New York Municipal Fund
(b)	The directors and officers of the Registrant’s principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Ryan Adam(2)	Vice President	None
Rina M. Aligaen(2)	Assistant Vice President	None
Anthony P. Allocco(2)	Assistant Vice President	None
Joseph M. Allyn(1)	Vice President	None
Nicole Andersen(2)	Assistant Vice President	None
Charles F. Anderson(1)	Vice President	None
Matthew J. Auer(2)	Vice President	None
Kevin K. Babikian(2)	Assistant Secretary	None
Anthony E. Bamonte(2)	Vice President	None
James P. Barker(2)	Vice President	None
Todd M. Barney(1)	Vice President	None
Marina O. Barskaya(2)	Assistant Vice President	None
Blake M. Bass(1)	Vice President	None
Erin E. Bedford(1)	Vice President	None
Leslie A. Bednar(2)	Assistant Vice President	None
Kathleen M. Beichert(1)	Senior Vice President	None
Kimberly A. Belsole(2)	Vice President	None
Rocco Benedetto(2)	Senior Vice President	None
Ibrahim S. Berete(2)	Assistant Vice President	None
Emanuele S. Bergagnini(2)	Vice President	None
Keira D. Berger(2)	Vice President	None
Christopher E. Bergeron(2)	Vice President	None
Rhea M. Berglund(1)	Vice President	None
Rick D. Bettridge(2)	Vice President	None
Kamal Bhatia(2)	Senior Vice President	None
Adam L. Bilmes(2)	Vice President	None
Paul G. Blease(2)	Senior Vice President	None
Carolyn Boccaccio(2)	Vice President	None
Maria T. Boingeanu(2)	Assistant Vice President	None
Nancy S. Bong(2)	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Christina G. Boris(2)	Vice President	None
David A. Borrelli(2)	Senior Vice President	None
Jeffrey R. Botwinick(2)	Vice President	None
Sarah M. Bourgraf(1)	Vice President	None
Tara Bracker(1)	Vice President	None
Matthew Brady(2)	Vice President	None
Ashish N. Braganza(2)	Senior Vice President	None
Devinne K. Bravoco(2)	Assistant Vice President	None
Reginald J. Breaux(1)	Vice President	None
Hailey C. Brent(2)	Assistant Vice President	None
Joshua H. Broad(2)	Vice President	None
Kenneth S. Brodsky(2)	Senior Vice President	None
Garrett Brookes(1)	Assistant Vice President	None
Gregory L. Brown(2)	Vice President	None
Matthew G. Brown(1)	Vice President	None
Paul T. Brunswick(2)	Vice President	None
Ryan M. Buckley(2)	Vice President	None
Megan R. Byrne(2)	Assistant Vice President	None
Jason A. Campisi(2)	Vice President	None
Sean T. Carey(2)	Vice President	None
Robert M. Caruso(2)	Vice President	None
Rick A. Casagrande(2)	Assistant Vice President	None
Thomas M. Caulfield(1)	Vice President	None
Stephane C. Chevrier(2)	Vice President	None
Andrew S. Chonofsky(2)	Senior Vice President	None
Angelanto L. Ciaglia(2)	Vice President	None
Steven F. Cinquino(2)	Assistant Vice President	None
Nicholas A. Cirbo(1)	Vice President	None
John S. Clark(2)	Senior Vice President	None
Adam M. Cohen(2)	Vice President	None
Ellen L. Comisar(2)	Vice President	None
Adam M. Conard(1)	Assistant Vice President	None
Serina Copanas(2)	Vice President	None
John H. Corcoran(2)	Vice President	None
Cameron T. Cowden(2)	Vice President	None
Neev Crane(2)	Vice President	None
Carla F. Cricco-Lizza(2)	Assistant Vice President	None
Jacquelyn A. Dalbout(3)	Assistant Vice President	None
Michael Daley(2)	Vice President	None
Edward Dane(2)	Senior Vice President	None
Jeffrey N. Davis(3)	Vice President	None
Stephen D. Degnan(2)	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Ivan A. DelRio(2)	Vice President	None
Richard E. DeMarco(2)	Assistant Vice President	None
Michael R. Dennehy(2)	Vice President	None
Michelle D. DeWitt(2)	Vice President	None
Vincent J. Dipaolo(1)	Vice President	None
Franco Ditri(2)	Assistant Vice President	None
Stephen P. Donovan(1)	Vice President	None
Robert U. Duffey(2)	Vice President	None
Robert B. Dunphy(2)	Vice President	None
Gabrielle M. Dupont-Madinier(2)	Assistant Vice President	None
Peter G. Egginton(2)	Vice President	None
Terry A. Hermann(2)	Assistant Vice President	None
Wendy Hetson Ehrlich(2)	Vice President	None
Paul F. Eisenhardt(2)	Senior Vice President	None
Kyle C. Elliott(2)	Vice President	None
Rickey C. Ernzen(3)	Vice President	None
Michael J. Eustic(2)	Vice President	None
Gregg A. Everett(2)	Vice President	None
George R. Fahey(1)	Senior Vice President	None
Jason E. Farrell(2)	Vice President	None
Kristie M. Feinberg(2)	Assistant Treasurer	None
Jessica M. Fernandez(2)	Senior Vice President	None
Josean Y. Fernandez(2)	Vice President	None
Jonathan Ferris(2)	Assistant Vice President	None
Nicole Filingeri(2)	Vice President	None
Tristan A. Fischer(2)	Vice President	None
John Fortuna(2)	Senior Vice President	None
Mark D. Foster(1)	Vice President	None
Valeri L. Fox(2)	Vice President	None
Jennifer L. Foxson(2)	Secretary	Vice President and Chief Business Officer
George P. Fraser(1)	Vice President	None
Alice K. Fricke(2)	Vice President	None
William L. Friebel(2)	Vice President	None
Joseph T. Friedman(1)	Vice President	None
Kellen G. Frye(2)	Vice President	None
Kathryn T. Gallo(2)	Vice President	None
Charlotte A. Gardner(1)	Vice President	None
Christopher R. Gaudio(2)	Vice President	None
Jay Gentry(1)	Senior Vice President	None
Nancy J. Girondo(2)	Vice President	None
Jill E. Glazerman(2)	Senior Vice President	None
Justin A. Goldstein(2)	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Michael H. Gottesman(2)	Senior Vice President	None
Anthony Greco(2)	Assistant Vice President	None
Samuel J. Groban(2)	Vice President	None
Eric M. Grossjung(2)	Vice President	None
Seth E. Guenther(1)	Assistant Vice President	None
Michael D. Guman(2)	Vice President	None
Joseph B. Gunderson(2)	Vice President	None
Jose D. Gutierrez(2)	Vice President	None
Mahrukh Hameed(2)	Assistant Vice President	None
William H. Harris(1)	Assistant Vice President	None
LeaAnna M. Hartman(1)	Vice President	None
Stacia E. Hatfield(2)	Vice President	None
Alexander D. Hayes(2)	Vice President	None
Petter A. Hellstrom-Bialek(1)	Vice President	None
Richard N. Henn(2)	Senior Vice President	None
Nicholas M. Henry(2)	Vice President	None
Nicole M. Pretzel Holahan(2)	Vice President	None
Heather L. Holliday-Smith(1)	Assistant Vice President	None
Eric D. Holquist(2)	Vice President	None
Timothy B. Horsburgh(2)	Vice President	None
Cynthia A. Hovanec(2)	Vice President	None
Alyssa L. Hultman(1)	Assistant Vice President	None
Keith P. Hylind(2)	Vice President	None
Errol A. Iachini(2)	Vice President	None
Vincent R. Iacono(2)	Vice President	None
Jason F. Israel(2)	Assistant Vice President	None
Christopher Ivezic(2)	Vice President	None
Michael C. Jamison(1)	Vice President	None
Nickie J. Jacobs(1)	Assistant Vice President	None
Shonda R. Jaquez(2)	Vice President	None
Allyson M. Jarecky-Freitag(2)	Vice President	None
Daniel C. Jarema(1)	Vice President	None
Robert T. Jason(1)	Vice President	None
Sarah J. Joyce(2)	Vice President	None
Nikola R. Jurasic(1)	Vice President	None
Wylie D. Kain(2)	Vice President	None
Sreepad Kanchanavally(3)	Assistant Vice President	None
Annie V. Kang(2)	Vice President	None
Geoffrey M. Keller(1)	Vice President	None
Scott R. Kelley(1)	Vice President	None
Gregory Kelly(2)	Vice President	None
Azadeh Kiai(2)	Assistant Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Brian P. Kiley(2)	Senior Vice President	None
Susan Kim(2)	Assistant Vice President	None
Benjamin Kirscht(2)	Assistant Vice President	None
Matthew J. Kissane(2)	Assistant Vice President	None
Jeffrey Klebanoff(2)	Senior Vice President	None
Tom A. Koch(2)	Assistant Vice President	None
Melissa M. Kretschmer(2)	Assistant Vice President	None
Eric J. Kristenson(2)	Vice President	None
David T. Kuzia(1)	Vice President	None
Michael S. La Tona(2)	Vice President	None
Lisa Lamentino(2)	Vice President	None
Thomas M. Landhauser(2)	Vice President	None
Brian Landy(2)	Vice President	None
Laura L. Lawson(2)	Vice President	None
Daniel J. Lee(2)	Vice President	None
Talley D. Leger(2)	Vice President	None
John P. Leonard(2)	Vice President	None
Brian S. Levitt(2)	Senior Vice President	None
Jesse E. Levitt(2)	Vice President	None
Craig M. Lieb(2)	Vice President	None
Lorna A. Lindquist(2)	Vice President	None
Malissa B. Lischin(2)	Vice President	None
Susan List(2)	Assistant Vice President	None
Terrie P. Liu(1)	Assistant Vice President	None
Cynthia Lo Bessette(2)	Chief Legal Officer	Secretary and Chief Legal Officer
Gordon C. Loetz(2)	Vice President	None
Michael D. Loftin(1)	Assistant Vice President	None
Christina J. Loftus(2)	Senior Vice President	None
David P. Lolli(2)	Assistant Vice President	None
Thomas Loncar(2)	Vice President	None
Inna London-Ikhilov(2)	Assistant Vice President	None
David A. Long(1)	Assistant Vice President	None
John Luiz(2)	Vice President	None
Brian Lynch(2)	Assistant Vice President	None
Joseph M. Macaluso(2)	Assistant Vice President	None
John W. Mackey(2)	Vice President	None
Salvatore Maia(2)	Assistant Vice President	None
Joseph C. Marich(2)	Vice President	None
Natalie Marin(2)	Vice President	None
Michael A. Marino(2)	Vice President	None
Todd A. Marion(2)	Vice President	None
Sheila M. Masley(1)	Assistant Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Katarina Maxianova(2)	Vice President	None
Robert D. McClure(2)	Vice President	None
Ryan T. McCormack(2)	Assistant Vice President	None
Amanda M. McDonald(2)	Assistant Vice President	None
John C. McDonough(2)	Executive Vice President, Chairman, Chief Executive Officer, President & Director	None
Matthew S. McGee(1)	Vice President	None
Kent R. McGlincy(1)	Assistant Vice President	None
Kent C. McGowan(2)	Vice President	None
Patrick J. McGowan(2)	Assistant Vice President	None
Courtney McGrory(2)	Vice President	None
Simon A. McKay(2)	Vice President	None
Philip J. McKeon(2)	Assistant Vice President	None
William J. McNamara(2)	Vice President	None
Christopher S. Mechem(2)	Vice President	None
Gaurav A. Medhekar(2)	Assistant Vice President	None
Brian F. Medina(1)	Vice President	None
Gregory E. Mehok(2)	Vice President	None
Brian C. Meidlinger(2)	Vice President	None
Daniel P. Melehan(2)	Vice President	None
Izaak Mendelson(2)	Vice President	None
Ariella Menegon(2)	Assistant Vice President	None
Debbie S. Michaelson(1)	Vice President	None
David B. Miller(2)	Vice President	None
Peter L. Mintzberg(2)	Executive Vice President	None
Clint T. Modler(1)	Senior Vice President	None
Laurence A. Molinelli(2)	Assistant Vice President	None
Thomas J. Montefinise(2)	Assistant Vice President	None
Brandon D. Moore(1)	Vice President	None
Rian Morrissey(1)	Vice President	None
Matthew D. Mulcahy(2)	Vice President	None
Wendy J. Murray(2)	Vice President	None
Keith D. Myers(1)	Assistant Vice President	None
Kyle Najarian(1)	Vice President	None
Christina M. Nasta(2)	Senior Vice President	None
Kevin R. Neznek(2)	Senior Vice President	None
Edward J. Nini(2)	Senior Vice President	None
Nichola L. Noriega(2)	Vice President	None
Peter J. Novak(2)	Senior Vice President	None
Ryan P. O’Carroll(2)	Vice President	None
Timothy J. O’Connell(2)	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Patricia O’Connor(2)	Vice President	None
Tony D. Oh(1)	Treasurer	None
Ronald M. Ongaro(2)	Vice President	None
Leonard J. Oremland(2)	Senior Vice President	None
Kelly C. Orlowski(2)	Assistant Vice President	None
Leonar G. Palao(2)	Assistant Vice President	None
Bruce Palm(2)	Vice President	None
Alan I. Panzer(2)	Vice President	None
Andrew Y. Park(1)	Vice President	None
Maria Paster(2)	Vice President	None
Ashley B. Patten(1)	Vice President	None
Andrew J. Petersen(1)	Vice President	None
David M. Pfeffer(2)	Director & Chief Financial Officer	None
Patrick A. Phalon(2)	Vice President	None
Andrew W. Phillips(1)	Vice President	None
Leigh S. Pimsler(2)	Assistant Vice President	None
Piers A. Platt(2)	Vice President	None
Scott A. Porter(2)	Assistant Vice President	None
Yunchang Qiu(2)	Senior Vice President	None
Michael E. Quinn(2)	Vice President	None
Michael D. Rabin(2)	Vice President	None
Michael A. Radon(2)	Assistant Vice President	None
Richard E. Rath(2)	Vice President	None
William J. Raynor(2)	Vice President	None
Brenna D. Rhone(2)	Assistant Vice President	None
James T. Robinson(1)	Vice President	None
Ian M. Roche(2)	Vice President	None
Jason D. Roche(2)	Vice President	None
Adam T. Rochlin(2)	Senior Vice President	None
Rachel S. Rodgers(2)	Assistant Vice President	None
Michael J. Roman(2)	Assistant Vice President	None
Elisheva S. Roos(2)	Assistant Vice President	None
Megan P. Rosenblum(2)	Vice President	None
Francis W. Ross(1)	Vice President	None
Jonathan J. Ross(2)	Vice President	None
Kristen M. Ross(2)	Vice President	None
Benton C. Rowse(1)	Vice President	None
Adrienne M. Ruffle(2)	Vice President	None
Thomas F. Sabow(2)	Vice President	None
Gary Salerno(2)	Assistant Vice President	None
Gary J. Sanchez(1)	Vice President	None
John C. Saunders(2)	Senior Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Alex C. Schardt(2)	Vice President	None
Thomas J. Schmitt(2)	Vice President	None
Erik M. Schneberger (2)	Senior Vice President	None
William A. Schories(2)	Vice President	None
Patrick L. Scorzelli(2)	Vice President	None
Julie E. Sendelbach(1)	Vice President	None
Jeffrey D. Sharon(2)	Vice President	None
Rahul N. Shah(2)	Assistant Vice President	None
Faiza Sikander(2)	Assistant Vice President	None
Jessica A. Skolnick(2)	Assistant Vice President	None
Bryant B. Smith(2)	Vice President	None
Timothy F. Smith(2)	Assistant Vice President	None
Mark C. Sokoloff(2)	Assistant Vice President	None
Haley M. Sorenson(1)	Vice President	None
Timothy J. Spitz(2)	Vice President	None
Alfred O. St. John(2)	Vice President	None
Jesse T. Stackland-Winterer(2)	Vice President	None
Keith S. Stecker(2)	Assistant Vice President	None
Bryan D. Stein(2)	Vice President	None
Benjamin A. Stewart(2)	Senior Vice President	None
Niklas S. Story(2)	Vice President	None
Matthew C. Straut(2)	Senior Vice President	None
Maureen Sullivan	Assistant Vice President	None
Ryan P. Sullivan(2)	Assistant Vice President	None
Brian C. Summe(2)	Vice President	None
Michael E. Sussman(2)	Vice President	None
George T. Sweeney(2)	Senior Vice President	None
Adam L. Tabor(2)	Vice President	None
Leo P. Tallon(2)	Vice President	None
Paul E. Temple(2)	Senior Vice President	None
Jay S. Therrien(2)	Vice President	None
Andrew C. Thomas(1)	Assistant Vice President	None
David G. Thomas(2)	Vice President	None
Ian A. Thornton(2)	Assistant Vice President	None
John B. Thorpe(1)	Vice President	None
Alejandro Tirso(2)	Vice President	None
Luz V. Touma(2)	Vice President	None
Matthew R. Trimble(2)	Assistant Vice President	None
Catherine L. Tulley(1)	Vice President	None
David C. Van Hellemont(2)	Vice President	None
Wesley R. Vance(2)	Vice President	None
Kade J. Vasi(1)	Vice President	None

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Vincent C. Vermette(2)	Vice President	None
Alyse S. Vishnick(2)	Vice President	None
Courtney E. Vogel(2)	Assistant Vice President	None
Rohit Vohra(2)	Senior Vice President	None
Richard Walsh(2)	Vice President	None
Yu Wang(2)	Assistant Vice President	None
Teresa M. Ward(2)	Vice President	None
Taylor Watts(1)	Vice President	None
Megan N. Weber(1)	Assistant Vice President	None
Michael J. Weigner(2)	Vice President	None
Kimberly W. Weinrick(2)	Vice President	None
Christopher G. Werner(2)	Vice President	None
Donna M. White (2)	Chief Compliance Officer	None
Ryan C. Wilde(1)	Vice President	None
Timothy A. Wilkinson(1)	Vice President	None
Thomas Winnick(2)	Vice President	None
Patrick J. Wisneski(1)	Vice President	None
Kevin P. Woodson(1)	Assistant Vice President	None
Ryan J. Woolhiser(1)	Vice President	None
Theodore J. Young(1)	Assistant Vice President	None
Kristin A. Youngkin(2)	Assistant Vice President	None
Nataly Zeldin(1)	Assistant Vice President	None
David T. Zicchinella(2)	Vice President	None
Steven L. Zito(1)	Vice President	None
Zhanyi Zhu(2)	Assistant Vice President	None
(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)225 Liberty Street, New York, NY 10281-1008
(3)2100 McKinney Avenue, Suite 1401, Dallas, TX 75201
(c)	Not applicable.
Item 33. – Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OFI Global Asset Management, Inc., OppenheimerFunds, Inc. and Shareholder Services, Inc., as applicable, at each entity’s offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.
Item 34. – Management Services
Not applicable.
Item 35. – Undertakings
Not applicable.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 13th day of February, 2019.
Arthur P. Steinmetz OFI SteelPath Series Trust
By:	Arthur P. Steinmetz*
Arthur P. Steinmetz Trustee, President and Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:
Signatures	Title	Date
Robert J. Malone* Robert J. Malone	Chairman of the Board of Trustees	February 13, 2019

Arthur P. Steinmetz* Arthur P. Steinmetz	Trustee, President and Principal Executive Officer	February 13, 2019

Brian S. Petersen* Brian S. Petersen	Treasurer, Principal Financial & Accounting Officer	February 13, 2019

Andrew J. Donohue* Andrew J. Donohue	Trustee	February 13, 2019

Richard F. Grabish* Richard F. Grabish	Trustee	February 13, 2019

Beverly L. Hamilton* Beverly L. Hamilton	Trustee	February 13, 2019

Victoria J. Herget* Victoria J. Herget	Trustee	February 13, 2019

Karen L. Stuckey* Karen L. Stuckey	Trustee	February 13, 2019

James D. Vaughn* James D. Vaughn	Trustee	February 13, 2019

Signatures	Title	Date

*By: /s/ Taylor V. Edwards Taylor V. Edwards, Attorney-in-Fact
OFI SteelPath Series Trust
Post-Effective Amendment No. 3
Registration Statement No. 333-219598
EXHIBIT INDEX
Exhibit No.		Description
28 (a)	(i)	Agreement and Declaration of Trust
28 (a)	(ii)	Schedule A of Agreement and Declaration of Trust
28	(j)	Consent of Independent Registered Public Accounting Firm